                                                                   EXHIBIT 10.13

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
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                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
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CONTRACT NUMBER: A0308
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"RBHA":        Community Partnership of Southern Arizona
               4575 E. Broadway Blvd.
               Tucson, Arizona 85711
               Neal Cash, Chief Executive Officer

"CONTRACTOR":  THE PROVIDENCE SERVICE CORPORATION
               620 N. Craycroft
               Tucson, AZ 85719
               Boyd Dover, President
               Phone: (520) 747-6600

A.   RECITALS:

     1. The Regional Behavioral Health Authority ("RBHA") is an Arizona nonprofit corporation that has been designated by the Arizona Department of Health Services ("ADHS") as a Regional Behavioral Health Authority and that has contracted with ADHS to provide or arrange for the provision of behavioral health services to eligible populations within Geographic Service Areas (3) and (5) during the period July 1, 2000 through June 30, 2005.

     2. The Contractor ("Contractor") is an Arizona corporation that has been designated by the RBHA as a Provider and that has contracted with Community Partnership of Southern Arizona (CPSA) to provide or arrange for the provision of behavioral health services to eligible populations identified in Schedule II, Scope of Work within Geographic Service Area 5.

     NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein, the RBHA and the Contractor agree as follows:

B.   DEFINITIONS: SEE ATTACHMENT 1

C.   GENERAL REQUIREMENTS:

     1. Provision of Services: The Contractor, subject to the terms of this Subcontract, at the maximum dollar amounts and rates set forth herein or in any Schedule hereto, agrees to provide a complete continuum of Covered Services to members as the Contractor may be authorized to do so by the RBHA as provided herein. The Contractor agrees to abide by and conform to all requirements imposed by the Contract, the ADHS Policies and Procedures Manual, ADHS Covered Behavioral Health Services Guide, AHCCCS regulations (to the extent any of the Covered Services hereunder are funded under Title XIX, TXXI or otherwise by AHCCCS), RBHA Policies and Procedures, and the RBHA Provider Manual (available at www.cpsa-rbha.org), the terms and provisions of which are incorporated by reference herein, as if set forth at length.

     2. Contract Term: This Subcontract, inclusive of various fund types, will become effective only upon the signatures of both parties. The term of the Subcontract begins July 1, 2003, and shall remain in full force and effect, subject to the terms hereof, until June 30, 2005, unless sooner terminated as provided herein.

          Should the Contractor decide not to continue to contract with the RBHA for the next Contract Year, the Contractor shall notify the RBHA in writing, by certified mail, return receipt requested, no less than 60 days prior to the end of the Contract Year. The Contractor agrees to provide covered services to members for 60 days from the date of written notification of termination. Such notification shall be in writing, by certified mail, return receipt requested. For services provided beyond the term of the Subcontract, the Contractor shall be paid on a Fee-For-Service basis, at the rates within the current CPSA Service Authorization Matrix. Covered services will be prior authorized by the RBHA. Pursuant to termination, the Contractor agrees to cooperate in the orderly transition of members to another service provider.

Final
Effective 7-01 -03                   Page 1

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     3. Licenses and Permits: The Contractor, unless otherwise exempt by law, shall obtain and continuously maintain and shall require all of its Subcontracted Providers and their employees and contractors who participate in the provision of Covered Services, unless otherwise exempt by law, to obtain and continuously maintain all licenses, permits, certifications, credentials and authority necessary to do business and render Covered Services under this Subcontract. Evidence thereof shall be provided to the RBHA.

     4. Credentialing: The Contractor will comply with and cause its Subcontracted Providers, their employees and contractors who participate in the provision of Covered Services to comply with all applicable accreditation and credentialing requirements with respect to the Contractor, its Subcontracted Providers and their employees and contractors, imposed or required (1) in order for the Contractor and its Subcontracted Providers to maintain any status they may have as eligible Medicare, Medicaid or AHCCCS providers, and (2) by any quality management or improvement plan or program adopted by ADHS or the RBHA. The RBHA shall notify the Contractor, in writing, of any accreditation and/or Credentialing requirements that result from the implementation of any quality management or improvement plan or program adopted by ADHS or the RBHA. Contractor will not be sanctioned or held accountable for changes in accreditation/credentialing requirements until thirty (30) days after receipt of written notice of requested changes except in cases where these changes are externally mandated by Federal, State, AHCCCS, JCAHO or reciprocal accreditation agency requirements.

     5. Provider Registration: All Providers must be registered with AHCCCS, with the exception of the few ADHS-only provider types that must register with ADHS. The ADHS Behavioral Health Covered Services Guide provides more detail regarding provider types and registration.
          Additionally:

          a. Services must be delivered by Providers who are appropriately licensed and/or certified and operating within the scope of their practice.

          b. Behavioral health practitioners other than physicians, masters level independent therapists, nurse practitioners, physician assistants and psychologists must be affiliated with an outpatient clinic to provide outpatient services.

          c. Individual practitioners who meet the criteria to bill independently (independent billers include physicians, psychologists, nurse practitioners, physician assistants and masters level independent therapists) shall register even in cases where the practitioner is affiliated with and providing services under the auspices of an ADHS or AHCCCS registered provider/agency.

     6. Fingerprint and Certification Requirements/Juvenile Services: The fingerprint and certification requirements listed in this subsection apply to this Subcontract to the extent that Covered Services pertain to services to juveniles.

          a. The Contractor and its Subcontracted Providers shall meet and ensure that all its paid and unpaid personnel who are required or are allowed to provide behavioral health services directly to Juveniles have met all fingerprint and certification requirements of A.R.S. Section 36-425.03 prior to providing such services.

          b. The Contractor and its Subcontracted Providers shall have on file and make available to the RBHA upon request and/or audit personnel fingerprints. The Contractor and its Subcontracted Providers shall submit to ADHS personnel fingerprints with the required processing fee and completed notarized certification on forms provided by ADHS. The Contractor and its Subcontracted Providers may submit to ADHS verification of fingerprinting and certification of an employee by Department of Economic Security, Department of Corrections or the Arizona Supreme Court to meet this requirement.

          c. The Contractor and its Subcontracted Providers shall ensure and verify that those employees who qualify only for a restricted certification shall be supervised when providing services directly to Juveniles.

Final
Effective 7-01 -03                   Page 2

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          d. The Contractor shall ensure that all subcontracts for behavioral health services to Juveniles include a provision requiring compliance of that subcontractor with A.R.S. Section 36-425.03.

          e. The Contractor shall be responsible for the costs of fingerprint checks and may charge these costs to its fingerprinted personnel or its Subcontracted Providers' fingerprinted personnel.

          f. Subject to subsection g. immediately below, this Subcontract may be terminated if the fingerprint check or the certification for employment of any employee pursuant to paragraph a.) above shows that he or she has committed, been convicted of, or is awaiting trial for any offense listed on the certification for employment form in this state or similar offenses in another state or jurisdiction.

          g. The Contractor may avoid termination of this Subcontract if the employee whose fingerprints or certification form shows that she or he has been convicted of or is awaiting trial on an offense or similar offense as listed on the certification for employment is immediately prohibited from employment or service with the Contractor or with the Contractor's Subcontracted Provider in any capacity requiring or allowing the employee to provide services directly to Juveniles without supervision or unless the employee has been granted a written exception for good cause pursuant to the requirement and procedures of A.R.S. Section 41-1954.01.

     7. Staff Requirements: The Contractor shall maintain organizational, managerial and administrative systems and staff capable of fulfilling all Subcontract requirements. The Contractor shall ensure the following:

          a. all staff have appropriate training, education, experience, orientation and credentialing as applicable, to fulfill the requirements of their position;

          b. compliance with RBHA policy and procedures regarding the primary source verification and privileging of independent practitioners, Clinical Liaisons, Specialty Providers, and Initial Assessment Clinicians;

          c. staff competencies are developed and implemented according to ADHS and RBHA policy. Documentation of the competency shall be assessed annually in the staff person's performance evaluation.

          The Contractor shall inform the RBHA in writing within five (5) days of personnel changes in any of its key staff, including psychiatrists, psychologists, registered nurse practitioners, and physician assistants.

     8.   Staff Training:

          The RBHA is committed to the development of a well-trained and highly skilled workforce in the pursuit of continual improvement of the behavioral health system

          a. The Contractor shall comply with RBHA policy 7.07, Training and Staff Development for Contracted Provider Agencies and any other RBHA policy that pertains to staff training and competency.

          b. The Contractor shall develop and Annual Training Plan which includes the mechanism for how the Contractor will meet the training requirements outlined above.

          c. The Contractor shall complete an Annual Training Report documenting how the requirements outlined in their annual training plan were met for the prior fiscal year.

     9.   Cultural Competence:

          The RBHA has adopted Building Bridges: Tools for Developing an Organization's Cultural Competence (La Frontera Center, 1995) model. In this model, cultural competence is defined as a system of care that recognizes and encompasses throughout its organization the importance of culture

Final
Effective 7-01 -03                   Page 3

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          and language; the cultural assets associated with diversity; the evaluation of cross-cultural relations; and the increase of cultural and linguistic knowledge among all participants.

          The Contractor shall:

          a. Develop, maintain, promote and monitor a culturally competent system of behavioral health care and engage in culturally competent practices with members' served, as well as within their organizational structures.

          b. Maintain a cultural competency development and implementation policy that clearly delineates how it will self-assess, implement improvements, and monitor the success of such improvements and is consistent with RBHA policy and procedures. The RBHA reviews and approves its own and each contracted provider's policy annually to ensure compliance with ADHS policies.

          c. Define a system of care that recognizes and encompasses the importance of culture and language, the cultural assets associated with diversity, the evaluation of cross-cultural relations and the increase in cultural and linguistic knowledge among all participants. The system must respond to the cultural diversity of its populations.

          d. Ensure that the reporting requirements included in the Bridges Cultural Competency Assessment Tool are addressed; however, the Contractor may develop their own internal format. The Contractor shall ensure that the same domains of cultural competence are assessed by the alternate tool chosen and will ensure that the results are translated into the RBHA endorsed form.

          e. Self-assess the agency at least biennially and implement improvements based on findings using strategies such as focus groups, training, policy review and update, and reconsideration of agency policies. The Contractor shall also share the results with the RBHA so that system-wide cultural competence efforts may be undertaken through the Quality Management Coordinator's meetings. The Contractor shall ensure that all relevant training and improvement activities are implemented.

     10.  Concerning Certain Facilities:

          a. In the event that the Contractor operates a facility in or at which services by other providers are to be rendered to members, the parties acknowledge that the rendition of services by such other providers at the facility and the ability of those providers to so render such services will be subject to such staff membership and privileging, credentialing and other requirements as may be imposed upon similar providers generally under that facility's rules, regulations, policies and staff bylaws, if any.

          b. In the event that the Contractor may render Covered Services to members at a facility that imposes staff membership, privileging, credentialing or other requirements upon similar providers generally at that facility under the facility's rules, regulations, policies or staff bylaws, if any, the parties acknowledge that the Contractor shall be required to comply therewith.

     11.  Subcontracts and Assignment:

          a. The Contractor shall be responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the responsibility of the Contractor to assure that all activities carried out by the Subcontracted Provider conform to the provisions of this Subcontract. Subject to such conditions, any function required to be provided by the Contractor pursuant to this Subcontract may be subcontracted to a qualified person or organization. All such subcontracts shall be in writing. All subcontracts entered into by the Contractor are subject to prior review and approval by the RBHA and shall incorporate by reference the terms and conditions of the Contract (between ADHS and the RBHA). The Contractor must enter into a subcontract with any provider the Contractor anticipates will be providing covered services on its behalf except in the following circumstances:

Final
Effective 7-01 -03                   Page 4

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               i. A provider is anticipated to provide services less than 25 times during the contract year;

               ii. A provider refuses to enter into a subcontract with the Contractor , in which case the Contractor shall submit documentation of such refusal to the RBHA within 7 days of the final attempt to gain such agreement; or

               iii.  A provider performs emergency services.

          b. The Contractor shall maintain a fully executed original of all subcontracts, which shall be accessible to the RBHA or ADHS within two (2) working days of request. All subcontracts will comply with the applicable provisions of Federal and State laws, regulations and policies.

          c. Contractor shall submit to the RBHA a copy of all fully executed subcontracts and any subsequent amendments for each Subcontracted Provider within ten (10) days of contract execution.

          d. The Contractor shall not include covenant-not-to-compete requirements in its Subcontracted Provider agreements. Specifically, the Contractor shall not contract with a Subcontracted Provider and require that the Subcontracted Provider not provide services to the RBHA, ADHS or any other ADHS contractor. The Contractor and its Subcontracted Providers shall not contract with any individual or entity that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity.

          e.   Each subcontract shall contain the following:

               i. Full disclosure of the method and amount of compensation or other consideration to be received by the Subcontracted Provider;

               ii. Identification of the name and address of the Subcontracted Provider, including service locations and hours of service;

               iii. Identification of the population, to include member capacity, to be served by the Subcontracted Provider;

               iv. The amount, duration and scope of covered services to be provided, and for which compensation shall be paid;

               v. The term of the subcontract including beginning and ending dates, methods of extension, termination and renegotiations;

               vi. The specific duties of the Subcontracted Provider relating to coordination of benefits and determination of third party liability;

               vii. A provision that the Subcontracted Provider agrees to identify Medicare and other third party liability coverage and to seek such Medicare or third party liability payment before submitting claims and/or encounters to the Contractor;

               viii. A description of the subcontractor's member, medical and cost record keeping system;

               ix. Specification that the Subcontracted Provider shall comply with quality management programs and the utilization control and review procedures specified in 42 CFR. Parts 441 and 456, as implemented by AHCCCS, ADHS and the RBHA.

               x. A provision stating that a merger, reorganization or change in ownership or control of a subcontracted provider that is related to or affiliated with the Contractor shall require a contract amendment and prior approval of the RBHA and ADHS.

               xi. Procedures for enrollment or disenrollment or re-enrollment of the covered population;

               xii. A provision that the Subcontracted Provider shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage obligations which arise under this subcontract, for itself and its employees, and that the AHCCCS,

Final
Effective 7-01 -03                   Page 5

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                     ADHS or the RBHA shall have no responsibility or liability for any such taxes or insurance coverage;

               xiii. A provision that the Subcontracted Provider shall comply with encounter reporting and claims submission requirements as described in this Subcontract and in accordance to RBHA policy and the RBHA Provider Manual;

               xiv. A provision that emergency services do not need prior authorization and that, in utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services; and

               xv. A provision that the Subcontracted Provider may appeal adverse decisions of the Contractor in accordance with the RBHA's Provider Appeal Policy; specification that the Subcontracted Provider shall assist eligible and enrolled persons in understanding their right to file grievances
                     (SMI) and appeals and follow the RBHA's and ADHS's policies with regard to these processes.

          f. Juvenile Group Homes. The Contractor shall comply with A.R.S. Title 36, Chapter 10, as it applies to Level II and Level lll Behavioral Health residential services for children that are either provided directly by the Contractor or provided by a Subcontracted Provider. The Contractor shall include the following minimum provisions as part of its subcontract (s) with Level II and Level III providers and is responsible for monitoring services to ensure that these provisions are implemented:

               i. The group home shall provide a safe, clean and humane environment for the residents.

               ii. The group home is responsible for the supervision of the residents while in the group home environment or while the residents are engaged in any off-site activities organized or sponsored by and under the direct supervision and control of the group home or affiliated with the group home.

               iii. All group home providers shall be licensed by either the Department of Health Services or the Department of Economic Security.

               iv. The award of a group home contract by the Contractor is not a guarantee that members will be placed in the group home.

               v. A license violation by the group home provider that is not corrected pursuant to this section may also be considered a contract violation.

               vi. State agencies, RBHAs and the Contractor may share information regarding group home providers. The shared information shall not include information that personally identifies residents of group homes.

               vii.  Contract Remedies/Sanctions:

                     . A schedule of financial sanctions in an amount of up to $500.00 per violation that the Contractor, after completing an investigation, may assess against the group home provider for a substantiated contract violation defined as a licensing violation or a failure of the group home to comply with those provisions of its subcontract relating to paragraphs a, b, c of the previous section, relating to the health, care or safety of a member or the safety of a neighbor. A financial sanction may be imposed for a contract violation related to the safety of a neighbor only if the conduct that constitutes the violation would be sufficient to form the basis for a civil cause of action from damages on the part of the neighbor whether or not such a civil action has been filed. These sanctions may be imposed by either deducting the amount of the sanction from any payment due or withholding future payments. The deduction or withholding may occur after any hearing available to the group home provider.

Final
Effective 7-01 -03                   Page 6

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                     . The Contractor may remove children from the group home or may suspend new placements to the group home until the contracting violation(s) is corrected.

                     .  The Contractor's right to cancel the Subcontract.

               viii. Within ten (10) business days after the Contractor receives a complaint relating to a group home, the Contractor shall notify the Provider and the RBHA and either initiate an investigation or refer the investigation to the licensing authority. If any complaint concerns an immediate threat to the health and safety of a member, the complaint shall be immediately referred to the licensing authority. If the Contractor determines that a violation has occurred, it shall:

                     . Notify all other contracting authorities of the violation.

                     . Coordinate a corrective action plan to be implemented within ninety (90) days.

                     . Require the corrective action plan to be implemented within ninety (90) days.

               ix. If a licensing deficiency is not corrected in a timely manner to the satisfaction of the licensing authority, the Contractor may cancel the Subcontract immediately on notice to the Provider and may remove the members.

               x. A person may bring a complaint against any state agency that violates this section pursuant to A.R.S. Title 36,
                     Section 41-1001.01. In addition to any costs or fees awarded to a person resulting from a complaint of violation of this section, the state agency shall revert the sum of $5,000 from its General Fund operation appropriation to the state treasury for deposit in the State General Fund for each violation that is upheld by an administrative law judge or hearing officer. The state agency may impose a sanction against the RBHA, who in turn may impose a sanction against the Contractor, equal to the amount of the sanction and any costs or fees awarded to the person as a result of a complaint of violation of this section. The legislature shall appropriate monies that revert under this section for a similar program that provides direct services to children.

          g. IMD Facilities. The Contractor shall ensure the following when providing either directly or through subcontract arrangement covered services in an IMD facility (provider types B1, B3, B6 and 71):

               i. The IMD facility must keep track of the number of days a Title XIX or Title XXI member is in the facility and may only bill for services within the limitations of the IMD expenditure authority. The service limitations are thirty
                     (30) days per admission and sixty (60) days per contract year for persons age 21 through 64 for services provided in IMDs. Service limitations are cumulative across providers. For persons under 21 and over 64 years old, there are no IMD service limitations.

               ii. The IMD facility must notify AHCCCS Member Services when a Title XIX member who is age 21 through 64 years old has been a resident/inpatient for 30 consecutive days and provide the following information:

                     .  Provider identification number and telephone number

                     . Recipient's name, date of birth, AHCCCS identification number and Social Security number; and

                     .  Date of admission.

               iii. The IMD facility must provide written notification to Title XIX and Title XXI members who are age 21 through 64 that their AHCCCS eligibility will end if they remain in an IMD facility longer than thirty (30) days per admission or sixty (60) days annually.

Final
Effective 7-01 -03                   Page 7

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     12. Financial Information: The Contractor shall provide to the RBHA all financial reports, as outlined in the Contract Deliverables section of this Subcontract, in the RBHA's standard format and within the time frame specified.

          All financial reports submitted by the Contractor shall be certified by an officer of the Contractor, that to the best of his or her knowledge are correct, complete and fairly present the financial condition and operational results as of and to the date thereof. The Contractor shall comply with such ADHS Uniform Financial Reporting Requirements as well as the financial reporting requirements of AHCCCS, and the RBHA and any applicable IGA as may be in effect as provided to the Contractor when available to the RBHA.

          The Contractor shall participate in such cost finding procedures as may be required by the RBHA or ADHS and shall provide RBHA and ADHS, as requested, sufficient information to enable the RBHA and ADHS to ascertain the amount of all incurred but not reported claims and claims in process at any particular time.

     13. Financial Audits: Contractor shall have an annual certified GAAP financial audit and, if applicable, is to comply with the requirements of the Federal Office of Management and Budget (OMB) Circular A-133, "Audits of States, Local Governments, and Non-Profit Organizations."

          Two copies of the annual certified audit (including the management letter with any supplementary information if needed and as requested by the RBHA or ADHS) and the auditor's opinion shall be submitted to the RBHA within thirty (30) days following the Contractor's receipt from auditor. Under no circumstances shall the Contractor submit this information more than 150 days after the close of the Contractor's fiscal year.

     14.  Co-payments:

          a. Neither the Contractor nor any Subcontracted Provider shall bill or attempt to collect any charge or fee except permitted co-payments from any Title XIX or Title XXI eligible or enrolled person for any Title XIX or Title XXI covered service.

               i. The Contractor is responsible for the collection of co-payments from Title XIX and Title XXI eligible or enrolled persons in accordance with AHCCCS Rule R9-22-711 and R9-31-711 and ADHS policy.

               ii. The Contractor shall ensure that any Title XIX or Title XXI eligible person is not denied Title XIX or Title XXI covered services because of the person's inability to pay a co-payment.[A2]

          b. For Non-Title XIX/XXI members, the Contractor shall determine the fee to be charged to the eligible or enrolled person and collect it according to the requirements and sliding fee schedule contained in the ADHS Policy 2.5, Co-Payment.

          c. The Contractor shall have in place a schedule of fees for all services provided to members and shall ensure that any member whose co-payment liability is full fee on the Non-Title XIX/XXI Sliding Co-payment schedule in the ADHS Co-Payment policy is aware of their payment. Liability based on the Contractor's schedule of fees.

     15.  Billing Generally:

          The Contractor and its Subcontracted Providers shall submit claims or encounters for covered services, in accordance with ADHS Policy 2.27, Submission of Encounters.

          a. The Contractor, by such means and in such format as may be specified by the RBHA and/or ADHS, shall submit claims/encounters to the Fiscal Agent for covered services delivered to members within the terms and provisions of this Subcontract. Such claims, assuming their timeliness and conformity with appropriate service authorization, shall be valued by the Fiscal Agent. The Contractor shall utilize the CMS 1500/837P to report professional covered services and utilize the UB92/837I to report 24-hour facility/institutional covered services to the RBHA.

Final
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               The Contractor shall submit initial claims/encounters for contracted covered services to the RBHA within forty-five (45) calendar days from the date of service. The Contractor shall submit initial claims/encounters for subcontracted facility and professional covered services to the RBHA within ninety (90) calendar days from the date of service. The resubmission process for eCura denied claims / encounters and/or ADHS/CIS claims/encounter rejects must be completed within sixty (60) days from the date the Contractor is notified of eCura denied and/or ADHS/CIS rejected claims/encounters. Initial claims/encounters involving Third Party Liability (TPL) must be submitted within thirty (30) days of the TPL EOB or EOMB. In no event shall a submission, resubmission, TPL, or ADHS/CIS rejected claim/encounter exceed one hundred fifty (150) days from the date of service.

          b. In the absence of a subcontract provision establishing a shorter time frame, the Contractor shall allow billings up to six (6) months from the date of service.

          c. In accordance with the Balanced Budget Act of 1997, the Contractor shall ensure that ninety percent (90%) of all clean claims are paid within thirty (30) days of receipt of the clean claim and ninety nine percent (99%) are paid within 90 days of receipt of the clean claim. The Contractor shall comply with these reimbursement time lines regardless of the Contractor receiving payment from the RBHA. Contractor shall distribute an appropriate Explanation of Benefits (EOB) statement with all payments to its Subcontractors. In no event shall the RBHA be responsible for compensating a Subcontracted Provider who provides services requested by the Contractor.

          d. The Contractor's obligation to pay for Covered Services authorized by the Contractor under this Subcontract survives the termination or expiration of this Subcontract.

          e. Professional claims/encounters shall be submitted using the CMS 1500 form to the Fiscal Agent via paper or electronic medium. Electronic submissions must be in files using the National Standard Format (NSF) version 5 or the HIPAA mandated American National Standards Institute (ANSI) ASC X12 837P formats or when available through Direct Data Entry (DDE) using ProviderConnect(R). On and after October 16, 2003, all electronic submissions of professional claims/encounters must be made to the Fiscal Agent utilizing the HIPAA required ASC X12 837P format or by utilizing DDE. Paper submissions will still be accepted on the CMS 1500 form. All 24-hour facility claims/encounters shall be submitted on a paper Uniform Billing UB 92 form until October 16, 2003. At that time, the 24-hour facility claims/encounters shall be submitted on a paper UB 92 form or electronically using the ASC X12 837I format. The Contractor shall submit 100% of encounters for all Covered Services or approved non-covered services provided to members. All submissions shall meet Fiscal Agent system requirements.

     16.  Provider Claims Time Limits:

          a. Unless otherwise specified in a subcontract, the Contractor shall not require a deadline for Subcontracted Providers to submit initial claims for covered services earlier than six (6) months after the date of services, or for claims requiring resubmission, twelve (12) months after the date of service.

          b. The RBHA and the Contractor shall not pay claims for covered services that are initially submitted more than six (6) months after the date of service or six (6) months after the date of eligibility posting for, whichever is later. In addition, the RBHA and the Contractor shall not pay resubmitted claims received more than twelve (12) months after the date of service or twelve
               (12) months after the date of eligibility posting, whichever is later.

          c. Except for co-payments and sums payable by third party payers under Coordination of Benefits provisions, Contractor shall not charge or receive any payment from a Title XIX or Title XXI eligible person for Title XIX or Title XXI Covered Services. Further, Contractor shall not bill an enrolled person for services or items other than Covered Services unless the enrolled person or his or her guardian or conservator has previously agreed in writing to make payment therefore.

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

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          d. If the Contractor does not reimburse a Subcontracted Provider within the time required by this subsection, the Contractor shall pay a penalty to the RBHA which shall not exceed an amount equal to interest on the unreimbursed claim of 10 percent per annum calculated on a time period equal to the difference between the time of:

               i.    Submission of the clean claim and actual payment, and

               ii.   The time frame required by this subsection.

               iii. These financial penalties shall be imposed through a reduction in the amount of funds payable to the Contractor.

     17. Review/Disallowance: Each encounter submitted by the Contractor shall be subject to disallowance in the event and to the extent such encounter is incomplete, does not conform to the applicable service authorization or to this Subcontract, any applicable Subcontract, or RBHA policy, or is otherwise incorrect. Any encounter so disallowed shall be returned by the RBHA or the Fiscal Agent to the Contractor with an explanation for the disallowance. Nothing shall prevent the Contractor from resubmitting a disallowed encounter at a later date provided that no such resubmission shall be made later than 90 days following the date of the last submission. The Contractor shall cooperate with the RBHA in the prompt reconciliation of disallowed encounters. The Contractor's claims payment system, as well as its prior authorization and concurrent review process, must minimize the likelihood of having to recoup already paid claims. Any recoupment in excess of $50,000 per provider within a contract year must be approved in advance by the RBHA and ADHS.

          The Contractor may appeal encounters denied for acceptance by the RBHA in accordance with the RBHA and ADHS policies and procedures, and AHCCCS Rules.

     18. Coordination of Benefits and Third Party Liability: The RBHA is and shall be the payer of last resort. The Contractor and its Subcontracted Providers shall coordinate benefits, in accordance with A.R.S. Section 36-2903.G, so that costs for services otherwise payable by the RBHA are cost avoided or recovered from any other payer specified in A.A.C. R9-22-1002.A. The Contractor's claims system shall include appropriate edits for coordination of benefits and third party liability. The Contractor or Subcontracted Provider may retain any third party revenue obtained for enrolled persons if all of the following conditions exist:

          a. Total collections received do not exceed the total amount of the Provider's financial liability for the enrolled person.

          b. There are no payments made by AHCCCS or ADHS related to fee-for-service, reinsurance or administrative costs (i.e. lien filing, etc.).

          c.   Such recovery is not prohibited by state or federal law.

          The Contractor and its Subcontracted Providers agree to obtain or cause to be obtained, all relevant payer information, including Medicare and other third party liability coverage, from each potential eligible and enrolled person and his or her guardian and/or family in connection with the establishment of that person's eligibility for Covered Services. The Contractor shall make such information available to each case manager and Subcontracted Provider involved with that person. In the event that the Contractor or Subcontracted Provider becomes aware that there is an available other payer resource for a Title XIX or Title XXI enrolled person, the Contractor or Subcontracted Provider shall notify the RBHA in accordance with RBHA policy. In the event that the Contractor or Subcontracted Provider assesses a co-payment in accordance with the RBHA and ADHS policies and procedures, the Contractor or Subcontracted Provider shall be allowed to retain the co-payment collected for individuals who are Title XIX or Title XXI eligible and are making a co-payment for Non-Title XIX/TXXI covered services.

          Contractor shall require each of its Subcontracted Providers to bill Medicare and all other Third Party Payers for Covered Services. Prior to submitting claims and/or encounters to the RBHA, the Contractor shall bill claims for Covered Services to any primary payer, including Medicare, when information regarding such primary payer is available, or at the request of the RBHA or ADHS.

Final
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     19. Title XIX and Title XXI Enrolled Persons: Title XIX and Title XXI funding shall be used as a source of payment for Covered Services only after all other sources of payment have been exhausted. The two methods used in the coordination of benefits are cost avoidance and post-payment recovery.

     20. Cost Avoidance: The Contractor shall cost avoid all claims for services that are subject to third-party payment and may deny a service to an enrolled person if it knows that a third party (i.e. other insurer) shall provide the service. However, if a third-party insurer (other than Medicare) requires the enrolled person to pay any co-payment, coinsurance or deductible, the Contractor is responsible for making these payments, even if the services are provided outside of the Contractor's network. The Contractor's liability for coinsurance and deductibles is limited to what the Contractor would have paid for the entire service pursuant to a written agreement with the Subcontracted Provider or the ADHS max cap rate, less any amount paid by the third party. The Contractor shall decide whether it is more cost-effective to provide the service within its network or pay coinsurance and deductibles for a service outside its network. For continuity of care, the Contractor may also choose to provide the service within its network. If the Contractor refers the enrolled person for services to a third-party insurer (other than Medicare), and the insurer requires payment in advance of all co-payments, coinsurance and deductibles, the Contractor shall make such payments in advance.

          If the Contractor knows that the third party insurer shall neither pay for nor provide the Covered Service, and the service is medically necessary, the Contractor shall not deny the service nor require a written denial letter. If the Contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the Contractor shall contact the third party and determine whether or not such service is covered rather than requiring the enrolled person to do so.

          The requirement to cost avoid applies to all AHCCCS Title XIX and Title XXI covered services. In emergencies, the Contractor shall provide the necessary services and then coordinate payment with the third-party payer. The Contractor shall also provide medically necessary transportation so that enrolled persons can receive third-party benefits. Further, if a service is medically necessary, the Contractor shall ensure that its cost avoidance efforts do not prevent an enrolled person from receiving such service and that the enrolled person shall not be required to pay any coinsurance or deductibles for use of the other insurer's providers.

     21. Post-payment Recoveries: Post-payment recovery is necessary in cases where the Contractor was not aware of another payer at the time services were rendered or paid for, or was unable to cost avoid. The Contractor shall identify all potential payers and pursue reimbursement from them except in the circumstances below. The Contractor shall not pursue reimbursement for services provided to Title XIX/XXI enrolled persons in the following circumstances unless the case has been referred to the Contractor by ADHS or the RBHA:

          a.   Uninsured/underinsured motorist insurance

          b.   First and third party liability insurance

          c.   Tortfeasors, including casualty

          d.   Special Treatment Trusts Recovery

          e.   Worker's Compensation

          f.   Estates Recovery

          g.   Restitution Recovery.

     22. Reporting: The Contractor shall communicate any known change in health insurance information, including Medicare, to the RBHA not later than ten (10) days from the date of discovery.

          Approximately every four months, the Contractor shall provide the RBHA with a complete file of all health insurance information for the purpose of updating the Contractor's files. The Contractor shall notify the RBHA of any known changes in coverage within deadlines and in a format prescribed by the RBHA.

Final
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     23. Medicare Services and Cost Sharing: The ADHS has persons enrolled who are eligible for both Medicare and Title XIX covered services. These enrolled persons are referred to as "dual eligibles". There are different cost sharing responsibilities that apply to dual eligibles based on a variety of factors. The Contractor is responsible for adhering to the cost sharing responsibilities presented in ADHS policy and in the AHCCCS Rules. The Contractor has no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare enrolled person. The case rate payment includes Medicare co-insurance and deductibles where applicable.

     24. Sources of Payment/Adjustments: The parties acknowledge that other than donations and grants to the Contractor and funds otherwise generated by the Contractor independently from this Subcontract, and except for funds, if any, made available from third party payers by reason of coordination of benefits and collection of permitted co-payments, the only source of payment to the Contractor for Covered Services provided hereunder is funds from the RBHA payable hereunder via the Fiscal Agent. Any error discovered by the RBHA or ADHS with or without an audit in the amount of compensation paid to the Contractor will be subject to and shall require adjustment or repayment by or to the Contractor, by making a corresponding increase or decrease in a current payment to the Contractor or by making an additional payment by the RBHA to the Contractor, or vice versa.

     25. Availability of Funds: Payments made by the RBHA to the Contractor pursuant to this Subcontract and the continued authorization of Covered Services are conditioned upon the availability of funds to the ADHS and in turn to the RBHA from ADHS of funds authorized for expenditure in the manner and for the purposes provided herein. Neither the RBHA nor ADHS shall be liable for any purchases or obligations incurred by the Contractor in anticipation of such funding. The two previous sentences shall not, however, relieve the RBHA or the State from any obligation to pay for Covered Services once and to the extent same are rendered pursuant to this Subcontract.

     26. Payments: Payments made by the RBHA to the Contractor are conditioned upon receipt of applicable, accurate and complete reports and encounters, documentation and information then due from the Contractor, except to the extent excused by the RBHA with the consent of ADHS. Reports, documentation and information required to be submitted by the Contractor and the associated time frames are outlined in the Contract Deliverables of this Subcontract and the RBHA Provider Manual.

     27. Data Validation Studies: The Contractor shall participate, and require each Subcontracted Provider to participate in validation studies as may be required by the RBHA and ADHS. Any and all Covered Services may be validated as part of the studies.

     28. Compliance by the Contractor: If the Contractor is in any manner in default in the performance of any material obligation as outlined in this Subcontract, or if financial, compliance or performance audit exceptions are identified, the RBHA or ADHS may, at its option and in addition to other available remedies, either adjust the amount of payment or withholding or cause payment to be withheld until satisfactory resolution of the default or exception. The Contractor shall have the right to ten (10) business days prior written notice of any such action in adjusting the amount of payment or withholding payment. Under no circumstances shall payments be authorized that exceed an amount specified in this Subcontract without an approved written amendment to this Subcontract. The RBHA may, at its option, withhold final payment to the Contractor until receipt of all final reports and deliverables.

          The Contractor may appeal payment adjustments or payment withholding in accordance with ADHS and RBHA provider appeal policies and procedures and AHCCCS Rules.

     29. Program/Contractor Advances: The RBHA may, in its sole and absolute discretion, advance payments to the Contractor if necessary or appropriate in the judgment of the RBHA to develop, salvage or maintain an essential service to members. Any advance that will be used in whole or in part for the acquisition or improvement of tangible personal property, real property or improvements

Final
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          upon real property will be subject to conditions as may be imposed by the RBHA under an amendment to this Subcontract.

     30. Provisional Nature of Payments: All payments to the Contractor shall be provisional and shall be subject to review and audit for their conformity with the provisions hereof and of any applicable subcontract.

     31. Notice to Members Concerning Non-Covered Services: In the event that the Contractor provides members with services other than Covered Services, the Contractor shall, prior to the provision of such services, and except in emergencies, exercise all reasonable efforts to inform the member in writing: (1) of the service(s) to be provided;
          (2) that neither the RBHA nor ADHS will pay in full for or be liable for such services; and (3) that the member may be financially liable for such services.

     32. State Not Liable: The Contractor acknowledges and agrees that the obligations for payment to the Contractor for Covered Services hereunder are those solely and exclusively of the RBHA through the Fiscal Agent and that neither the State, ADHS nor AHCCCS shall have any liability or obligation to the Contractor for the payment for Covered Services to members, or otherwise. The obligations of the State with respect to payment for Covered Services are solely those set forth in the Contract.

     33. Assistance: The RBHA shall work with the Contractor in the interpretation of SMI determinations and Title 9 rules as well as in establishing treatment protocols for prioritizing services to Non-Title XIX members.

     34. RBHA Information System: The Contractor shall participate in the RBHA Information System and in that regard shall adhere to the reporting requirements outlined in the RBHA Provider Manual and maintain reasonably accessible documentation therefore as may be required under guidelines, policies and rules pertaining to such RBHA Information System.

     35. Conflicts of Interest: Contractor represents and warrants that it has provided the RBHA and will provide ADHS at its request with accurate and complete information as to the following and will promptly inform the RBHA and ADHS of any changes in or to such information:

          a. All direct or indirect transactions and relationships between the Contractor, its officers and directors on one hand and the RBHA, its officers and directors on the other hand;

          b. Any notification received by the Contractor of any conflict of interest under or in violation of the Contractor's conflict of interest policy or applicable law, to the extent same may relate to services rendered by the Contractor hereunder.

          The Contractor shall at all times maintain, observe and provide the RBHA with a copy of the conflict of interest policy adopted by its Board of Directors. The Contractor's conflict of interest policy may not be changed so as to relax any requirements imposed thereby without the prior written consent of the RBHA.

     36. Absence of Interest on the Part of State or RBHA Employees: Except for persons employed by the Arizona Board of Regents or a unit thereof, no individual employed by the State or the RBHA shall have a substantial interest in this Subcontract or receive a substantial benefit that may arise herefrom. This shall not, however, prevent the Contractor from providing Covered Services or other social or behavioral health or related services to employees of the State or the RBHA.

     37. Forms: The Contractor and its Subcontracted Providers shall utilize RBHA approved or ADHS authorized forms only as distributed and maintained by the RBHA.

     38. Member Handbook: Within 10 days of enrollment, Contractor shall provide enrolled members or their guardians or families the CPSA Member Handbook which identifies procedures for accessing emergency services, individual member rights, grievance/appeal procedures, and co-payment policies. The Contractor shall ensure that handbooks are available at all provider sites and easily accessible to all enrolled persons. The Contractor shall supplement the CPSA Member Handbook with specific

Final
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          information that at minimum includes the following: Clinical Liaison, list of Subcontract Providers, available services, service locations and access to emergency services.

     39. RBHA Policies & Procedures: The Contractor agrees to comply with all RBHA policies and procedures as they are developed. The RBHA shall provide the Contractor written notice of changes to existing policies and procedures. The Contractor shall not be sanctioned or held accountable for changes in policies and procedures until thirty (30) days after receipt of said changes. Contractor may access RBHA policies and procedures through the RBHA web site at www.cpsa-rbha.org.

     40. RBHA Formulary: Contractor employed and contracted physicians, registered nurse practitioners, and/or physician assistants shall prescribe and abide by the RBHA drug formulary and shall abide by the RBHA and ADHS policies implementing that formulary. These same policies address exceptions to the formulary based on medical necessity.

     41. Corrective Actions: At its discretion, the RBHA may require corrective action when it is determined that the Contractor is out of compliance with the terms of the Subcontract or not adhering with RBHA or ADHS policy. The corrective action shall be outlined and documented on a Corrective Action Plan using the format prescribed by the RBHA. This document will be the means of communication between the Contractor and the RBHA regarding progress of the corrective action. Failure to adhere to the prescribed corrective action may result in sanctions as described in Appendix A, Uniform Terms and Conditions, Sanctions.

     42. Teleconferencing: Unless a written waiver exempting the Contractor from participating in the teleconferencing network is issued by the RBHA, the Contractor is expected to fully participate in the teleconferencing network to increase and enhance clinical and health promotion services to members and to increase training opportunities for staff. The Contractor shall meet all of the terms and conditions of the RBHA teleconferencing network as stipulated in the teleconference agreement between the RBHA and the Contractor.

     43. Business Continuity Plan: The Contractor shall develop a Business Continuity Plan to deal with unexpected events that may affect its ability to adequately serve members. The Plan shall, at minimum, include planning and training for:

          a.   Behavioral health facility closure/loss of a major provider;

          b. Electronic/telephonic failure at the Contractor's main place of business;

          c.   Complete loss of use of the Contractor's main site(s);

          d.   Loss of primary computer system/records; and

          e. How the Contractor will communicate with the RBHA and ADHS in the event of a business disruption.

          The Business Continuity Plan shall be reviewed annually by the Contractor, updated as needed, and provided to the RBHA upon request. All key staff shall be trained and familiar with the Plan.

     44. Joint Substance Abuse Treatment Fund (Senate Bill 1280). Under Laws 2000 (SB1280) the Arizona Department of Health Services and the Arizona Department of Economic Security initiated a unique partnership to provide rapid access to substance abuse treatment for parents involved in Child Protective Services or receiving cash assistance through Temporary Assistance to Needy Families (T.A.N.F.). The Joint Substance Abuse Treatment Partnership (known as the Arizona Families F.I.R.S.T.) provides a continuum of services that is family centered, child focused, comprehensive, coordinated, flexible, community based, accessible and culturally responsive. These services shall promote family independence, stability, self-sufficiency and recovery from substance abuse, assure child safety, and support permanency for children. The Contractor shall adhere to all aspects of the Intergovernmental Agreement between the Arizona Department of Economic Security and Arizona Department of Health Services, ADHS/ADES Operating Protocols, Coordination Guidelines, Overview of Theoretical Model, Service Delivery Modalities and the reporting requirements as outlined in Schedule II, Scope of Work of this contract.

Final
Effective 7-01 -03                   Page 14

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

D.   ELIGIBILITY AND SCOPE OF SERVICES:

     Based on the funding source as specified in Schedule III, Program Funding Allocation, the Contractor shall develop, maintain and monitor a continuum of Covered Services for its enrolled members in accordance with the following:

     1. The Contractor, either directly or through Subcontracted Providers, shall be responsible for the provision of all necessary covered behavioral health services to all AHCCCS Title XIX and Title XXI eligible/enrolled children, in accordance with applicable Federal, State and local laws, rules, regulations and policies, including services described in this Subcontract and those incorporated by reference throughout this Subcontract. The Contractor may delegate responsibility for services and related activities under this Subcontract, but remains ultimately responsible for compliance with the terms of this Subcontract. The Contractor shall ensure that its policies and procedures are made available to all Subcontracted Providers. The Contractor shall provide technical assistance to its providers regarding Covered Services, encounter submission and documentation requirements on an as needed basis. The services are described in detail in the AHCCCS Rules R9-22, Article 12 and R9-31,
          Article 12, the AHCCCS Medical Policy Manual, Arizona Administrative Code R9-21, and the ADHS Covered Behavioral Health Services Guide.

     2. For populations other than individuals with a serious mental illness, the Contractor shall prioritize the delivery of Non-Title XIX covered services based on the availability of Non-Title XIX funding and consistent with ADHS Policy No. 2.53, Service Prioritization

     3. The Contractor may not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of the behavioral health diagnosis, type of illness, or condition of the eligible or enrolled person. The Contractor may place appropriate limits on a service on the basis of criteria, such as medically necessary covered services, or for utilization control, provided the services furnished can reasonably be expected to achieve their purpose.

     4. Except as specified below, the Contractor is responsible to ensure Title XIX and Title XXI eligible persons, including DDD/ALTCS, receive all necessary Title XIX or Title XXI covered services. The Contractor is not responsible for the provision of Title XIX or Title XXI covered services to:

          a. Title XIX eligible persons in the Arizona Long Term Care System (ALTCS) for the elderly and physically disabled;

          b. Title XIX eligible persons who are eligible only for family planning services under the SOBRA requirements.

     5. The Contractor shall use Non-Title XIX/XXI funding to provide covered services, based on the CPSA Summary of Benefits grid, the Service Prioritization Guidelines and consistent with other requirements of this Subcontract and RBHA policy. Contractor shall manage available funding to ensure that Non-Title XIX/XXI covered services are available on a continuous basis throughout the Contract Year.

     6. Necessary covered services shall be provided in accordance to ADHS policy and procedures and RBHA Policy No. 6.40, Prioritization of Subvention Funded Services.

     7. Eligible persons currently enrolled with a Contractor shall remain enrolled with the Contractor regardless of subsequent move out of that Contractor's GSA unless and until the enrolled person is transitioned to an ALTCS Contractor, other Contractor or service provider, as applicable, and such transfer occurs in accordance with the ADHS and RBHA policies and procedures, prior to disenrollment.

E.   MEMBERSHIP DETERMINATION:

     1. General: The Contractor member roster is available to the Contractor via intranet within an hour of data transmission. The Contractor is responsible for reconciliation of the member roster and reporting of corrections to the RBHA at least monthly according to the Roster Reconciliation protocols established by the RBHA. The Contractor is responsible for the identification of AHCCCS eligibility,

Final
Effective 7-01 -03                   Page 15

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          program indicator, and eligible fund type assignment at point of intake and throughout duration of enrollment for services.

          Members are the responsibility of the Contractor effective the member's assignment date to the Contractor. The RBHA will provide notification of assignment within 48 hours of member's assignment date to the Contractor. Under no circumstances shall the Contractor be financially or clinically responsible for services provided to a member, pursuant to this Subcontract, prior to a member's assignment to the Contractor.

     2. Emergency: According to the policies, procedures, or protocols established by the RBHA, in the event of emergency, the Contractor will provide Covered Services to an individual prior to the Contractor's receipt of verification of membership as described in subsection 1. above. If it is impossible or impractical to obtain the verification in advance, such verification will be provided by the RBHA within 24 hours of the commencement of the provision of Covered Services by the Contractor to such person. Under special circumstances, the RBHA may waive or extend such 24 hour period.

     3. Information: To the extent possible, the Contractor shall obtain and make available to the RBHA and, if necessary ADHS, any information that may be required by the RBHA or ADHS in order to facilitate the verification of a person's status as a member for the provision of Covered Services by the Contractor.

F.   COVERED SERVICES:

     The Contractor shall ensure that a continuum of behavioral health services consistent with ADHS Covered Services Policy No. 2.22, is available to meet the needs of eligible and enrolled persons. A comprehensive listing of service codes, including limitations, such as Title XIX or Tile XXI reimbursability and allowed provider types, can be found in the CPSA Service Authorization Matrix and ADHS Policy No. 2.22. All service codes, unless explicitly stated otherwise, refer to both substance abuse/dependence and mental health services and populations. A listing of covered services under this Subcontract is provided below. Further detailed information regarding each individual service can be found in the ADHS Covered Behavioral Health Services Guide.

     1.   Treatment Services

          a.   Counseling

          b.   Consultation

          c.   Evaluation & Specialized Testing

          d.   Other Professional Services

     2.   Rehabilitation Services

          a.   Living Skills Training

          b.   Cognitive Rehabilitation

          c.   Health Promotion

          d.   Supported Employment Services

     3.   Medical Services

          a.   Medication

          b.   Laboratory

          c.   Radiology and Medical Imaging

          d.   Medical Management

          e.   Electro-Convulsive Therapy

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     4.   Support Services

          a.   Case Management

          b.   Personal Assistance

          c.   Family Support

          d.   Peer Support

          e.   Therapeutic Foster Care

          f.   Respite Care

          g.   Housing Support

          h.   Interpreter

          i.   Flex Fund Services

          j.   Transportation

     5.   Crisis Intervention Services

          a.   Mobile

          b.   Telephone

          c.   Crisis Services

     6.   Inpatient Services (Level I Behavioral Health Facility)

          a.   Hospital

          b.   Subacute

          c.   Residential Treatment Center

     7.   Residential Services

          a.   Level II Therapeutic Behavioral Health Residential

          b.   Level III Supervised Behavioral Health Residential

          c.   Room and Board

     8.   Behavioral Health Day Program

          a.   Supervised Day Program

          b.   Therapeutic Day Program

          c.   Medical Day Program

G.   SERVICE AUTHORIZATIONS:

     1. Prior Authorization: The Contractor and its Subcontracted Providers shall comply with the ADHS/DBHS prior authorization policies and procedures. Non-compliance with the ADHS/DBHS prior authorization policies shall result in claim/encounter denial and/or sanctioning.

     2. Emergency: Notwithstanding above and under policies and procedures established by the RBHA, the Contractor may commence the provision of Covered Services to a member in emergency circumstances and be paid hereunder. Emergency services do not need prior authorization and in utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services.

H.   REFERRALS:

     Except as specified in General Provision D.1., Eligibility and Scope of Services, the Contractor shall accept and act upon referrals and requests for Covered Services made by any person or person's legal guardian, family member, an AHCCCS health plan, primary care provider, hospital, jail, court, probation or parole

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     officer, tribal government, Indian Health Services, school, or other state or community agency. The Contractor and its Subcontracted Providers shall follow all referral procedures outlined in ADHS/DBHS Policy No. 1.4.

I.   ASSESSMENT:

     The Contractor shall implement uniform assessment protocols, according to requirements set forth by ADHS/DBHS, to ensure that eligible persons who need or request Covered Services receive timely and appropriate service, based on the need identified in the assessment. The protocols shall include risk assessment of sufficient detail to determine need for immediate, urgent, or routine services and shall include the following criteria:

     1.   presenting problem;

     2.   behavioral health treatment history;

     3.   current medical conditions;

     4.   mental status exam;

     5.   substance abuse;

     6.   availability of family or environmental support; or

     7.   involvement with other agencies.

     The Contractor shall ensure that eligible and enrolled individuals who are assessed receive services in accordance with required service delivery and appointment standards according to ADHS/DBHS Referral and Timeliness of Service policies.

J.   MEMBER ENROLLMENT:

     The Contractor shall ensure that all eligible persons who receive Covered Services are enrolled in the RBHA Information System in a timely manner and in accordance to ADHS/DBHS Timeliness of Service policy.

     1. An eligible person shall be immediately enrolled when a provider delivers a covered behavioral health service, including emergency or crisis services. The effective date of enrolling an eligible person shall be no later than the date on which the first behavioral health service was delivered.

     2. The Contractor shall ensure that complete, timely and accurate enrollment and assessment data is submitted to the RBHA in accordance to ADHS/DBHS policy. The Contractor may be sanctioned for missing, incomplete, inconsistent or inaccurate data, in accordance with ADHS/DBHS policy and Appendix A, Uniform Terms and Conditions, Sanctions, of this Subcontract.

     3. Contractor shall provide all necessary intake enrollment information to RBHA. Information provided shall include demographic information, fund source, and any other information requested by the RBHA or ADHS/DBHS when the Contractor has completed a member intake. The RBHA shall provide enrollment information to the Contractor as made available to the RBHA. For Children, members shall be enrolled effective the date of intake. The Contractor's failure to properly enroll members according to RBHA intake policies and procedures which result in services being provided to erroneously enrolled members will not be reimbursed by the RBHA and will be the responsibility of the Contractor.

     4. Application for SMI Determination shall occur during the intake process, when appropriate, in accordance with ADHS/DBHS policy and procedures.

     5. The Contractor shall be responsible for verification of Title XIX and Title XXI eligibility and for notifying the RBHA about changes in status of Title XIX and Title XXI eligible persons. Loss of Title XIX or Title XXI eligibility is effective immediately upon death of the person, voluntary withdrawal from the program, or upon determination that the person is an inmate of a public institution.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     6. The Contractor shall also respond to inquiries from AHCCCS Acute Care contractors, their PCPs, ALTCS Program Contractors, service providers and eligible persons regarding specific information about eligibility for Title XIX and Title XXI and behavioral health coverage. Contractor may use AHCCCS's web-based verification and/or AHCCCSA's contracted Medicaid Eligibility Verification Service (MEVS) to verify Title XIX and Title XXI eligibility and behavioral health coverage 24 hours a day, 7 days a week. Also available is the Interactive Voice Response
          (IVR) system, 24 hours a day, 7 days a week. Providers making inquiries outside regular business hours may use the AHCCCS Communications Center for eligibility verifications.

     7. The Contractor is responsible for determining potential eligibility for entitlements and for referring eligible and enrolled persons to the appropriate resource according to ADHS/DBHS Title XIX and Title XXI Policy No. 2.18. These requirements are to be in conformity with A.R.S. Section 36-3408.

     8. The Contractor may not refuse to enroll an eligible person who is a Native American and who resides within the Geographic Service Area solely because the eligible person is also eligible for enrollment in a Tribal RBHA. However, the Contractor may refuse to enroll a Native American Indian who the Contractor has verified is already enrolled with the Tribal RBHA. Should an enrolled person choose to transfer covered services from the Tribal RBHA to the Contractor, the RBHA and ADHS Inter-RBHA Coordination policy shall be adhered to.

     9. Every enrolled member must be assigned to a Clinical Liaison at time of enrollment and in accordance to RBHA policies and procedures.

K.   DISENROLLMENT:

     The Contractor and its Subcontracted Providers shall comply with all ADHS/DBHS policies related to outreach, engagement and disenrollment.

     1. When a member no longer requires contracted covered services (completes treatment), or when a member declines further treatment, the member shall be disenrolled by the Contractor.

     2. When the Contractor refers the member to another behavioral health provider and the member does not initiate contact with the behavioral health provider, the Contractor is responsible for completing the closure and disenrollment of the member.

     3. Contractor shall ensue attempts are made to engage all persons seeking or receiving behavioral health services to the maximum extent to re-engage persons who withdraw from treatment and to disenroll persons no longer receiving services when appropriate.

     4. The Contractor shall ensure that enrolled persons are disenrolled from the RBHA system within sixty (60) days after the last service authorized or delivered.

     5. For enrolled persons who, based on the judgment of the, Clinical Liaison are at risk of relapse, impending or continuing decompensation, deterioration, or potential harm to self or others, the Contractor and its Subcontracted Providers shall make repeated attempts, including follow-up telephone calls and home visits, to re-engage enrolled persons who refuse services or who fail to appear for appointments.

     6. For persons who are not at risk of relapse, decompensation, deterioration, or potential harm to self or others, documented attempts shall be made to re-engage the person, in accordance to ADHS/DBHS policy and requirements if continued treatment is appropriate.

     7. If an enrolled person who is still in need of Covered Services must be disenrolled as a result of a change in age, a move out of area, Title XIX eligibility, or change in who is responsible to provide the Covered Services, the Contractor and its Subcontracted Providers shall assist the enrolled person to transition to another contractor or service provider prior to disenrollment. If the enrolled person is receiving psychotropic medications, the Contractor and its Subcontracted Providers shall ensure that an appropriate medical professional gradually decreases the medications in a medically safe manner,

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          or continues to prescribe psychotropic medications for thirty (30) days until an alternate provider has assumed responsibility of care of the enrolled person.

     8. The Contractor and its Subcontracted Providers shall cooperate when an enrolled person is to be transitioned between RBHAs, Contractors or service providers. This shall include identification of transiting members, provision of appropriate referrals, forwarding of the medical record and transferring responsibility for court orders, as applicable.

     9. Required disenrollment and final assessment data must be submitted to the RBHA within five (5) working days, if paper submission, or ten
          (10) working days if electronically transmitted.

L.   INITIAL ASSESSMENTS:

     1. All initial assessments shall be performed by a clinician who.is credentialed and privileged and who is either a behavioral health professional or a behavioral health technician under the supervision of a behavioral health professional

     2. For members referred for or identified as needing on going psychotropic medications for a behavioral health condition, the Contractor shall ensure the review of the initial assessment and treatment recommendation by a licensed medical professional with prescribing privileges.

     3. The Contractor shall implement privileging criteria that are inclusive of age-and population-specific competencies, subject to RBHA and ADHS approval, for the performance of initial assessments.

     4. Upon completion of a thorough competency assessment of each individual who will perform initial assessments, the Contractor shall submit an Attestation of Privileges for each individual deemed competent.

     5. The Contractor shall comply with all RBHA initiatives to evaluate the capacity of the system of care with regard to availability of staff within the provider network eligible to provide intake services including, but not limited to:

          a.   responding to surveys;

          b.   tracking and maintenance of staff education and credentials; and

          c. participation in system-wide activities that would help to increase the number of qualified staff.

M.   DISCHARGE PLANS:

     The Contractor and their Subcontracted Providers shall complete discharge plans and summary documentation when members move from one provider to another, one level of care to another, or are disenrolled from the RBHA system. When indicated by the Individual Service Plan or Treatment Plan, a member who no longer requires behavioral health services must be discharged by the Contractor and RBHA from the behavioral health system. When the member moves from one RBHA to another or is disenrolled from the system the Contractor or its Subcontracted Provider is responsible for completing a discharge summary. The Contractor must provide a copy of the discharge summary to the member's PCP and forward closure paperwork to the RBHA in accordance to RBHA policy.

N.   APPOINTMENT STANDARDS:

     The Contractor shall ensure, and require all Subcontracted Providers to ensure; that eligible and enrolled persons receive Covered Services in accordance with ADHS/DBHS Timeliness of Service policy.

O.   INDIVIDUAL SERVICE/TREATMENT PLANS:

     The Contractor shall ensure that Individual Service or Treatment Plans are developed in accordance as required by ADHS/DBHS policies and procedures, rules and regulations.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

P.   CERTAIN TREATMENT ISSUES:

     1. The Contractor agrees to provide Covered Services to members in a manner consistent with the ISP or ITP developed for members by the Contractor.

     2. The Contractor shall immediately advise the RBHA when a member is no longer in need of, or eligible for, Covered Services, as referred to in the RBHA policies and procedures. Such advice may be oral, by electronic transmission or facsimile, or in writing. If oral, same shall be promptly confirmed by electronic transmission or facsimile or in writing. It is the mutual responsibility of the RBHA and the Contractor, to notify the other party, in writing or electronically on a daily basis, of new Contractor members, disenrolled Contractor members and re-enrolled Contractor members.

     3. If the Covered Services include inpatient or residential treatment, no member receiving such services shall be discharged without a discharge plan.

     4. The Contractor shall, as a condition to the delivery of Covered Services to members and as a condition to payment therefore under this Subcontract, provide those members with such information and obtain from the member such authorizations and consents as ADHS and/or the RBHA may determine appropriate.

Q.   ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS)

     Contractor and its Subcontracted Providers agree to render covered services to all members including those who are diagnosed as having Acquired Immune Deficiency Syndrome (AIDS) or who are HIV Infected.

R.   SERVICE DELIVERY

     1. The Contractor shall implement ADHS policies and requirements as set forth in ADHS/DBHS documents, manuals, plans, or performance standards and a monitoring processes to ensure active treatment for all enrolled persons and continuity of care between providers, settings and treatment episodes, including:

          a. provision of emergency appointments within 24 hours of referral or request for services, including but not limited to, responding to hospitalized persons not yet evaluated nor enrolled, dispositioning the case and enrolling the person in the behavioral health system within 24 hours of notification;

          b. provision of routine appointments for initial assessment within 7 days of the referral date;

          c. provision of routine appointments for ongoing covered services within 23 days of the initial assessment date; and

          d. assignment to a Clinical Liaison who is credentialed and privileged by the Contractor to serve as a fixed point of accountability.

     2. The Clinical Liaison is responsible for providing clinical oversight, working in collaboration with the enrolled person and his/her family or significant others to implement an effective treatment plan, and serves as the point of contact, coordination and communication with other systems where clinical knowledge of the case is important. The assigned Clinical Liaison is responsible for facilitating decision-making regarding the enrolled person's behavioral health care, including:

          a. Assessments and treatment recommendations are completed in collaboration with member/family and with clinical input from a clinician who is credentialed and privileged and who is either a behavioral health professional or a behavioral health technician under the supervision of a behavioral health professional.

          b. Persons with special healthcare needs are identified in accordance with the guidelines provided in Chapter 900 of the AHCCCS Medical Policy Manual. Mechanisms to assess each member identified as having special health care needs are implemented and ongoing special condition(s) of the member which require a course of treatment or regular care monitoring are identified.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          c. Responsibility is defined or assigned to ensure the following activities are performed as part of the service delivery process:

               i. Ongoing engagement of the member, family and others who are significant in meeting the behavioral health needs of the member, including active participation in decision-making process.

               ii. Assessments are performed to elicit strengths, needs and goals of the member and his/her family, identify the need for further or specialty evaluations that lead to a treatment plan which will effectively meet the member's needs and result in improved health outcomes.

               iii. For members referred for or identified as needing ongoing psychotropic medications for a behavioral health condition, ensure the review of the initial assessment and treatment recommendations by a licensed medical practitioner with prescribing privileges.

               iv. Provision of all covered services as identified on the treatment plan that are clinically sound, medically necessary, include referral to community resources as appropriate and for children, services are provided consistent with the Arizona Vision and Principles.

               v. Continuous evaluation of the effectiveness of treatment through the ongoing assessment of the member and input from the member and other relevant persons resulting in modification to the treatment plan, if necessary.

               vi. Ongoing collaboration, including the communication of appropriate clinical information, with other individuals and/or entities with whom delivery and coordination of covered services is important to achieving positive outcomes, e.g., primary care providers, school, child welfare, juvenile or adult probations, other involved service providers.

               vii. As applicable, clinical oversight to ensure continuity of care between inpatient and outpatient settings, services and supports.

          d. Transfers out-of-area, out-of-State, or to an ALTCS Contractor, as applicable;

          e. Development and implementation of transition, discharge and aftercare plans prior to discontinuation of behavioral health services.

          f. Documentation of the above is maintained in the enrolled person's behavioral health record by the assigned Clinical Liaison.

     3. The Contractor shall ensure that each enrolled member receives orientation upon intake, including:

          a. The role of the Clinical Liaison. The Clinical Liaison must be identified by name, and in writing, and the responsibilities and expectations reviewed with the member.

          b.   Information regarding Member Rights.

          c. Responsibilities of the member in participating in the treatment process.

          d.   Covered Behavioral Health Services.

          e. In writing, actions the member should take in case of a crisis situation or the need to contact their Clinical Liaison during non-business hours.

     4. The Contractor shall notify members, in writing, of any changes to their assigned Clinical Liaison. Notification to the RBHA of said change does not suffice as notification to the member.

S.   COORDINATION OF CARE:

     The Contractor shall collaborate with community and government agencies and individuals to coordinate the delivery of Covered Services with other services and supports needed by the enrolled person and their families, including but not limited to: general medical care; education; probation, parole, court services, services to the homeless, services for persons with developmental disabilities, the elderly, emergency

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     medical services, child welfare, parks and recreation, religious institutions, housing and urban development, public health and safety services (including Emergency Medical Services, domestic violence services, fire, police, and sheriff) and vocational services.

     The Contractor shall support the participation of parents/primary caregivers, adolescents and children in the assessment and service planning process. A unified process of assessment, planning, service delivery and support among multiple agencies represents the preferred practice.

     The Contractor shall comply and require its Subcontracted Providers to comply, with all coordination requirements as established by the ADHS from time to time, in addition to the specific requirements referenced below:

     1.   Schools/Local Educational Authorities:

          a.   The Contractor shall ensure that:

               i. Prevention, screening and early identification programs are delivered in or near school settings, and are provided in collaboration with local educational authorities;

               ii. Information and recommendations contained in the individual education plan (IEP) are considered in the development of the service plan for the enrolled person;

               iii. The Clinical Liaison or clinician supervised by the Clinical Liaison participates as needed with the school in development of the IEP to ensure that the most appropriate, least restrictive behavioral health services are recommended in the IEP;

               iv. Transitional planning with the school occurs prior to and after discharge of an enrolled person from any out of home placement, including a residential treatment center to a local school authority.

     2.   Child Protective Services (ADES/ACYF):

          a.   The Contractor shall ensure that:

               i. Information and recommendations in the child welfare case plan are considered in the development of the service plan for the enrolled child, and that the ADES/ACYF case manager is invited to participate in the development of the service plan and all subsequent planning meetings;

               ii. Subcontracted Providers coordinate, communicate and expedite engagement with and provision of covered services to assist ADES in reducing the amount of time children spend in the custody of the State, improving stability of placements and in finding permanent placement for children, according to requirements addressing pertinent legal mandates.

     3.   Developmental Disabilities (ADES/DDD):

          a.   The Contractor shall ensure that:

               i. Information and recommendations in the Individual Program Plan developed by ADES, Division of Developmental Disabilities (DDD) staff are considered in the development of the service plan for the enrolled person and that the ADES/DDD staff involved with the enrolled person/child are invited to participate in the development of the service plan and all subsequent planning meetings; and

               ii. Persons with developmental disabilities who require psychotropic medication for the purpose of controlling, decreasing, or eliminating undesirable behaviors have service delivery plans for active treatment intended to produce remission of behavioral health signs and symptoms and achievement of optimal functioning, not merely management and control of unwanted behavior.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     4. Arizona Department of Corrections (ADC), Arizona Department of Juvenile Corrections (ADJC) Administrative Office of the Court (AOC), Juvenile and Superior Courts:

          a.   The Contractor shall ensure that:

               i. Information and recommendations contained in the probation or parole case plan are considered in the development of service plans for enrolled persons, and that probation or parole personnel involved with enrolled persons are invited to participate in the development of the behavioral health service plan and all subsequent planning meetings.

               ii. Upon referral or request, the Contractor or its Subcontracted Providers shall evaluate and participate in transition planning prior to the release of eligible children and adolescents from public institutions back into the community.

     5.   AHCCCS Health Plans:

          a. The Contractor and its Subcontracted Providers are responsible for the coordination of care with the AHCCCS Health Plans in accordance with the RBHA and ADHS policies.

          b. To the extent permitted by law, the Contractor and its Subcontracted Providers shall ensure timely sharing of information with the medical Primary Care Provider (PCP) for the enrolled persons who are enrolled in an AHCCCS Health Plan, including but not limited to:

               i.    Notification of receipt of referral;

               ii. The name, address, telephone, and fax number of the assigned behavioral health Clinical Liaison;

               iii. Sufficient information to allow for the coordination of behavioral health services with the general medical care provided by the PCP, consistent with the RBHA and ADHS requirements. At a minimum, the PCP should be notified in the following circumstances:

                     .  Initial assessment and treatment recommendations;

                     . Initiation and significant changes in psychotropic medications and significant adverse reactions;

                     . Results of relevant laboratory, radiology and other tests;

                     .  Emergency/crisis admission or events;

                     .  Discharge from an inpatient setting;

                     .  Termination of identification as an enrolled person; and

                     . Any other events requiring medical consultation with the member's PCP.

               The RBHA must approve any standardized forms developed by the Contractor and its Subcontracted Providers that may be utilized to meet these requirements. The Contractor shall monitor to ensure adherence with these notification requirements through periodic review, trends in grievance and appeal and problem resolution data and other quality management activities.

               In order to ensure effective coordination of care, proper consent and authorization to release information to Health Plans should be obtained. The Contractor must adhere to confidentiality guidelines pursuant to 42 C.F.R. 431, 45 CFR Parts 160 and 164, and A.R.S. 36-509. Unless prescribed otherwise in federal regulations or statute, it is not necessary for the Contractor or its Subcontracted Providers to obtain a signed release form in order to share behavioral health related information with the PCP or the enrolled person's Health Plan Behavioral Health Coordinator acting on behalf of the PCP.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               The Contractor will ensure that consultation services are made available to health plan PCP's and describe how to access such services, including methods to initiate a referral for ongoing behavioral health services. Enrolled persons being treated by the Contractor for mild depression, anxiety or attention deficit hyperactivity disorder may be referred back to the PCP for ongoing care only after consultation with and acceptance by the enrolled person/person's guardian and the enrolled person's PCP. Upon request, the Contractor or its Subcontracted Providers shall inform PCPs about the availability of resource information regarding the diagnosis and treatment of behavioral health disorders.

          c. The Contractor and its Subcontracted Providers shall ensure physician-to-physician interaction when necessary between the prescribing physician, nurse practitioner or physician assistant and the Primary Care Provider in cases involving medical conditions and/or medication interactions that pose a risk of harm to the enrolled person.

          d. The Contractor and its Subcontracted Providers shall inform all enrolled persons of the nature and extent of the treatment information that will be shared with the primary care provider to coordinate care.

          e. The Contractor and its Subcontracted Providers shall provide psychiatric consultation services for AHCCCS primary care providers who wish to prescribe psychotropic medications within their scope of practice. These services shall include:

               i. Upon the request of the Primary Care Provider, direct access to psychiatrists (or other behavioral health providers, if applicable);

               ii. Provision of recommendations to the Primary Care Provider by the psychiatrist:

                     . Regarding the Primary Care Provider's management of the eligible person's behavioral health condition; and

                     . Regarding behavioral health services that should be performed through the Contractor or a Subcontracted Provider in addition to psychotropic medication management by the primary care provider, or

                     . That ongoing management should be performed through the Contractor or Subcontracted Provider, based on the severity or complexity of the eligible persons' behavioral health condition; and

               iii. Provision of information to AHCCCS Health Plans about how to access these services.

          f. The Contractor and its Subcontracted Providers shall cooperate with the RBHA, ADHS and AHCCCS in implementing and complying with any additional policies and procedures established for monitoring and improving communication between acute care and behavioral health contractors and subcontractors.

     6.   Other General Medical and Dental Providers:

          To the extent permitted by law and to the extent that funding is available, the Contractor and its Subcontracted Providers:

          a. Shall ensure coordination of covered services with general medical care for Non-Title XIX/XXI enrolled persons;

          b. Shall ensure physician-to-physician interaction when necessary between the prescribing physician, nurse practitioner or physician assistant and the primary care provider in cases involving medical conditions and/or medication interactions that pose a risk of harm; and

          c. Are encouraged to develop collaborative relationships with other medical and dental providers, including Federally Qualified Health Centers, to facilitate referrals and to coordinate provision of general medical, dental and behavioral health care.

Final
Effective 7-01-03                    Page 25

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     7.   Arizona State Hospital/Inpatient Facilities:

          Recognizing the limited bed availability at ASH and the need to treat individuals in the least restrictive setting, the Contractor shall collaborate with local stakeholders to assure appropriate placement and diversion whenever possible.

          a. The Contractor shall ensure coordination, continuity of care and prompt discharge planning for eligible and enrolled persons admitted to ASH, through identification of an ASH Liaison, whose duties shall include:

               i.    Diversion of potential admissions from ASH.

               ii. Coordination of the admission process with the ASH Admissions Office.

               iii. Participation in ASH treatment and discharge planning; through attendance at Inpatient Treatment and Discharge Plan (ITDP) staffings in person or by phone at least monthly.

               iv. Provision of available clinical and medical record information upon or shortly after admission.

               v. Any other requested communication and/or collaboration with ASH, including but not limited to:

                     .  compliance with RBHA policies and procedures;

                     . attendance at the ASH Social Worker/RBHA monthly meeting by phone or in person; and

                     .  compliance with ASH performance indicators.

          b. The Contractor shall maintain sufficient staff to meet the following requirements:

               i. attendance at the Master ITDP staffing and subsequent staffings;

               ii. regular contact (at least every 30 days) with members in ASH; and

               iii.  collaboration on the member's discharge from ASH.

          c. Distribution of the ASH community placement funding is dependent upon meeting the required thresholds of the specific criteria for the performance indicators developed by ADHS in conjunction with the RBHAs and other indicators developed by CPSA and its Comprehensive Service Networks. The criteria are based on meeting the targeted census cap, discharge within 60 days of placement on the "discharge ready list" and restriction of re-admission within 6 months.

     8.   Transfers or Closures from CPSA Services:

          a. If the enrolled member is receiving prescribed psychiatric medications at the time of transfer or closure, the referring provider shall ensure that the prescribing professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications until the receiving provider has assumed responsibility for care of the member.

          b. A packet of clinical information must be made available to the agency accepting responsibility for a member transferred from the RBHA for the transfer to be complete and the closure in effect.

     9. Arizona Department of Economic Security/Disability Determination Services Administration (ADES/DDS)

          The Contractor and its subcontracted providers shall cooperate with ADHS and ADES/DDSA in its review and sampling of applicant's determinations of SMI status, in compliance with AHCCCS's state plan amendment.

T.   ARIZONA STATE HOSPITAL (ASH):

     Contractors who serve Title XIX/XXI children shall be financially responsible for their assigned Title XIX/XXI covered children and adolescents admitted to the Arizona State Hospital (ASH) for inpatient services.

Final
Effective 7-01-03                    Page 26

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     The Contractor shall have access to the RBHA ASH inpatient bed allocation for adult members to the limit of availability. In addition to Title XIX children and adolescents, the Contractor will be financially responsible for members admitted to ASH for non-forensic inpatient care in excess of the Contractor's bed allocation.

     The Contractor will be responsible for authorization of bed days for currently assigned members admitted to ASH and the Contractor shall perform concurrent review to assess for medical necessity of admissions within seven (7) days of notification of the hospitalization. At regular intervals thereafter (not to exceed every thirty (30) days), the Contractor shall continue to perform utilization management reviews to assess for medical necessity of continued stay. The Contractor shall use medical necessity criteria established by ADHS and the RBHA for these reviews and shall thoroughly document these utilization management reviews. If the Contractor wishes to use other medical necessity criteria, it must first be reviewed and approved by the RBHA Medical Director.

     The Contractor will be responsible for providing case management services to assigned non-forensic ASH clients in accordance with applicable RBHA, ADHS policies, AHCCCS regulations and requirements and will cooperate with the RBHA's efforts to coordinate care and plan for discharges for assigned members under forensic admission.

U.   NOTICE OF DENIAL/REDUCTION/SUSPENSION/TERMINATION OF SERVICES:

     The Contractor shall comply with the Notice requirement policies and procedures established by AHCCCS, ADHS and the RBHA whenever Covered Services are denied, reduced, suspended or terminated:

     1.   With respect to all eligible and enrolled persons:

          a. The Contractor and its Subcontracted Providers shall provide notices in accordance with ADHS policies and RBHA Policy No. 2.03, Notices and shall use the notice forms as prescribed by ADHS.

          b. The Contractor shall follow appropriate clinical practice when denying, reducing, suspending or terminating covered services.

          c. Requests for admission or continued stay in an Acute Inpatient Hospital, Inpatient Psychiatric Hospital, Inpatient Psychiatric Facility for persons under 21 years of age or Institution for Mental Disease for persons 65 years of age or older may be denied only by the Contractor's Medical Director or delegated psychiatrist.

     2.   With respect to Title XIX and Title XXI eligible and enrolled persons:

          a. The Notice form prescribed by ADHS shall be used to provide Title XIX and Title XXI eligible and enrolled persons prior written notice of a reduction, suspension or termination of a prior authorized Title XIX or Title XXI covered service and such actions when based on utilization review.

          b. When a covered service is subject to prior authorization, the Contractor shall also comply with the notice, continuation of benefits and appeals process requirements specified in 42 CFR
               431.200 et seq.; A.A.C. R9-22-516, and further described in Members' Rights and Responsibilities in A.A.C. R9-22, Article 13; A.A.C. R9-31, Article 13; AHCCCS Rules; ADHS and RBHA Policy and Procedures.

V.   BEHAVIORAL HEALTH RECORDS:

     The Contractor shall ensure, and through the terms of each subcontract require all Subcontracted Providers to ensure, that the behavioral health records of enrolled persons created or maintained by the Contractor and its Subcontracted Providers are maintained in a detailed, comprehensive and timely manner which conforms to good professional practice, permits effective professional review and audit and facilitates prompt and systematic retrieval of information and follow-up treatment. The Contractor shall follow all requirements and procedures outlines in ADHS Policy No.
     1.10 and RBHA Policy Nos. 3.02 and 3.20.

Final
Effective 7-01-03                    Page 27

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     Contractor shall ensure and require its Subcontracted Providers to ensure, as applicable, that Community Service Agency documentation is created and maintained in accordance with the ADHS Policy 2.75, Community Service Agency - Title XIX Certification.

W.   TRANSITION OF TITLE XIX AND TITLE XXI ENROLLED PERSONS

     To ensure that Title XIX and Title XXI enrolled persons who need behavioral health services receive them, the Contractor shall cooperate when a transition from one entity to another, RBHA or AHCCCS acute care contractor or ALTCS program contractor, becomes necessary. This shall include identification of transitioning members, provision of appropriate referrals and forwarding of the medical record. For Title XXI enrolled persons, this transition shall include the tracking and reporting to the new contractor of those services which count toward an annual limitation.

X.   OUTREACH:

     The Contractor shall provide outreach activities designed to inform eligible and enrolled persons of the availability of behavioral health services in accordance with ADHS/DBHS Policy 1.5.

     Upon request, the Contractor shall conduct outreach and disseminate information to the general public, other human services providers, school administrators and teachers and other interested parties regarding behavioral health services available to Title XIX and Title XXI eligible or enrolled persons.

Y.   QUALITY ASSURANCE/UTILIZATION REVIEW:

     1. The Contractor shall comply with the utilization management and quality management plans, activities and policies and procedures of the RBHA, ADHS, AHCCCS, and appropriate federal regulations. The RBHA agrees to provide the Contractor written notice of the implementation of all utilization management and quality management and improvement standards, plans, activities and policies and procedures of the RBHA. The Contractor will not be sanctioned for failure to comply with changes in all utilization management and quality management/ improvement standards, plans, activities and policies and procedures until thirty (30) days after receipt of written notification of such changes unless these changes are externally mandated by Federal, State or AHCCCS requirements or intended to comply with those requirements.

     2. The Contractor shall provide for an ongoing program that objectively and systematically monitors and evaluates the quality and appropriateness of care to members and includes a process for improving care to members and resolving identified problems. The Utilization Management Plan will include specific language to address adverse decisions based on medical necessity and the process for notification to the member and Subcontracted Provider of intended actions related to the adverse decision. The Contractor agrees to submit utilization data in accordance with the RBHA's policies and procedures. The format for submission of the reports is designated by the RBHA's Utilization Management Procedure.

     3. For those Contractors furnishing inpatient care or a JCAHO or CARF approved residential program, the Contractor is required to comply with ADHS policy requirements for Quality Assurance. For all other services, the Contractor shall, as nearly as practicable, adopt, maintain and observe quality assurance and utilization review plans that conform to nationally accepted accreditation standards of JCAHO. The specific federal and AHCCCS compliance activities include:

          a. Certification of Need for children who apply for Title XIX/XXI eligibility after admission. A certification of need is performed by the team developing the plan of care; and must be completed and signed by a physician.

          b. Development of and performance of services based on a plan of care in accordance with 42 CFR 441.154 to 156;

          c. Development and implementation of utilization management plans and committees in accordance with 42 CFR 456.100 to 129 and
               456.200 to 213;

          d. Completion of Medical Care Evaluation Studies according to instructions from ADHS.

Final
Effective 7-01-03                    Page 28

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     4. The Contractor agrees to participate in and be evaluated in accordance with the Quality Management and Utilization Management Plan established by the RBHA, as described in the RBHA policies and procedures. The RBHA agrees to provide the Contractor written notice of any changes to the Quality Management and Utilization Management Plan. The RBHA requires the Contractor to develop quality management and utilization management requirements in accordance with the RBHA Quality Management and Utilization Management Plan requirements.

     5. Evaluation tools/outcome indicators to be used by the RBHA may include, but are not restricted to the following: 1) satisfaction surveys; 2) inpatient or residential treatment readmissions within thirty (30) days of prior discharge; 3) levels of functioning; 4) critical incidents; and, 5) provider profiling; 6) appointment standards; 7) data quality indices; 8) coordination of care with primary care provider; 9) sufficiency of assessments; 10) members and family involvement; 11) cultural competency; 12) appropriateness of services; 13) informed consent; 14) quality of clinical outcomes and
          15) Credentialing, Recredentialing, and Privileging of Licensed Medical Independent Practitioners, Licensed/Certified Independent Master's Level Counselors, Therapists and Social Workers, Clinical Liaisons and other clinical staff as indicated. If the Contractor's performance falls short of the standards or goals of such evaluation tools/outcome indicators, the Contractor shall implement those measures and such others as may be required by the RBHA and shall provide to the RBHA such information pertaining to the implementation of those measures as may be required by the RBHA. Failure to correct any such deficiencies may result in a default hereunder.

     6. As a component of quality management, Medical Care Evaluation (MCE) Studies of inpatient facilities are required under 42 CFR Part 456. The purpose of MCE studies is to promote the most effective and efficient use of available facilities and services consistent with the enrolled person's needs and professionally recognized standards of care. MCE studies emphasize the identification and analysis of patterns of care and suggest appropriate changes needed to maintain consistently high quality care and effective and efficient use of services. In the development, management and monitoring of the provider network, the RBHA shall require all Level I hospitals, psychiatric hospitals, residential treatment centers and subacute facilities to conduct MCE studies which meet the requirements of 42 CFR Part 456.

     7. The Contractor shall participate in other required quality management activities, including but not limited to, an Annual Independent Case Review, Quality Improvement System for Managed Care (QISMC) Studies as mandated by ADHS, Performance Improvement activities designed to improve the ADHS Performance Standards, Case Reviews, Critical Incident Investigations, Mortality Investigations, Root Cause Analyses, Training and Technical Assistance Efforts, Member Satisfaction Survey and other activities that may be required from time to time by the RBHA, ADHS or AHCCCS.

     8. The Contractor and its Subcontracted Providers shall comply with and implement the RBHA endorsed best or promising practice guidelines. The Contractor shall comply and ensure its Subcontracted Providers comply with guidelines pertaining to competence in linguistically and culturally appropriate practices.

Z.   PERFORMANCE:

     1. Measurement: The Contractor accepts, as a measurement of performance under this Subcontract, those outcome indicators required in General Provision Y., Quality Assurance and Utilization Review.

     2. Reviews: The RBHA may conduct or cause to be conducted financial, program, service and/or organizational reviews. The Contractor agrees to cooperate with all requests for information, all on-site monitoring activities, and requirements for corrective action plans by the RBHA.

AA.  PENDING LEGISLATIVE ISSUES:

     In addition to the requirements described in this Subcontract, there are legislative issues that may have an impact on services provided by ADHS, the RBHA and the Contractor on or after the effective date of this Subcontract. The following is a brief description of issues that ADHS is aware of at the time of issuance of

Final
Effective 7-01-03                    Page 29

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     this Subcontract:

     1.   Health Insurance Portability and Accountability Act of 1996

          HIPAA means the Federal Legislation and regulations in 45 CFR Parts 160, 162, and 164 published by the Department of Health and Human Services as enforced by its sub-agencies including the Office of Civil Rights (OCR) pertaining to the enactment of standard transaction and code sets, privacy regulations, security regulations, unique healthcare identifies and other provisions or modifications of the Act. The Contractor and its Subcontracted Providers shall comply, if applicable, with 45 CFR Parts 160, 162 and 164 and all other applicable federal and state laws, regulations, requirements and deadlines and shall produce evidence thereof upon request from the RBHA or ADHS.

BB.  SCOPE OF WORK PROVISIONS:

     Scopes of Work provisions pertaining to this Subcontract are appended hereto as Schedule I. In the event and to the extent that such provisions are inconsistent with any other provisions of this Subcontract, such Scope of Work provisions shall govern.

CC.  APPENDICES/SCHEDULES/ATTACHMENTS:

     This Subcontract includes and incorporates by reference the following:

     1.   Appendices:

          a.   Appendix A: Uniform Terms and Conditions
          b.   Appendix B: Minimum Performance Standards

     2.   Schedules:

          a.   Schedule I - Special Provisions
          b.   Schedule II - Scopes of Work
          c.   Schedule III - Funding Allocation
          d.   Schedule IV - Deliverables

     3.   Attachments

          a.   Attachment 1 - Definitions
          b.   Attachment 2 - Service Site Locations
          c.   Attachment 3 - Independent Practitioners
          d.   Attachment 4 - CPSA Authorized Service Matrix
          e.   Attachment 5 - HCPCS Code Modifiers
          f.   Attachment 6 - Place Of Service Codes For Professional Claims
          g.   Attachment 7 - Summary of Benefits
          h.   Attachment 8 - Reconciliation Period
          i.   Attachment 9 - Fiscal Agent
          j.   Attachment 10 - Housing Support Services Protocol
          k.   Attachment 11 - Arnold vs Sarn Provisions
          l.   Attachment 12 - Arizona Vision Principles
          m.   Attachment 13 - HB2003 Contractor's Expenditure Report (CER)
          n. Attachment 14 - Federal Grant (PROJECT M.A.T.C.H.) Contractor's Expenditure Report (CER)

Final
Effective 7-01-03                    Page 30

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

DD.  ENTIRE AGREEMENT:

     This Subcontract and its appendices, schedules, and attachments, including all amendments and modifications incorporated by reference, shall constitute the entire agreement between the parties, and supersedes all other understandings, oral or written.

EE.  BINDING EFFECT:

     This Subcontract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

--------------------------------------------------------------------------------
RBHA:                   Community Partnership of Southern Arizona
                        --------------------------------------------------------
Signature:              /s/ Neal Cash
                        --------------------------------------------------------
Print Name and Title:   Neal Cash, Chief Executive Officer
                        --------------------------------------------------------
Date:                   01/28/04
================================================================================
Contractor:             The Providence Service Corporation
                        --------------------------------------------------------
Signature:              /s/ Boyd Dover
                        --------------------------------------------------------
Print Name and Title:   Boyd Dover, President, The Providence Service
                        Corporation
                        --------------------------------------------------------
Date:                   01/13/04
--------------------------------------------------------------------------------
Signature:              /s/ Mary J. Shea
                        --------------------------------------------------------
Print Name and Title:   Mary J. Shea, President, Providence of Arizona, Inc.
                        --------------------------------------------------------
Date:                   01/02/04
--------------------------------------------------------------------------------

Final
Effective 7-01-03                    Page 31

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                   APPENDIX A
                           UNIFORM TERMS & CONDITIONS

A.   APPLICABLE LAW:

     1. Arizona Law: The law of Arizona applies to this Subcontract including, where applicable, the Uniform Commercial Code as adopted by the State of Arizona. Implied Contract Terms - Each provision of law and any terms required by law to be in this Subcontract are a part of this contract as if fully stated in it.

     2. Implied Contract Terms: Each provision of law and any terms required by law to be in this Subcontract are a part of this Subcontract as if fully stated in it.

     3. Order of Precedence: The parties to this Subcontract shall be bound by all terms and conditions contained herein. For interpreting such terms and conditions the following sources shall have precedence in descending order: The Constitution and laws of the United States and applicable Federal regulations; the terms of the CMS 1115 Waiver for the State of Arizona; the Constitution and laws of Arizona, and applicable State rules; the terms of this Subcontract, including all attachments, schedules, appendices and executed amendments and modifications as set forth in a through f below; AHCCCS policies and procedures. In the event of a conflict in the provisions of the Subcontract as accepted by the State, the following shall prevail in the order set fort below:

          a.   Appendix A, Uniform Terms & Conditions;

          b.   Program requirements and specifications;

          c. Any other terms and conditions of this Subcontract including documents incorporated by reference; and

          d.   Appendices, Schedules, and Attachments.

B.   CHOICE OF FORUM:

     The parties agree that jurisdiction over any action arising out of or relating to this Subcontract shall be brought or filed in a court of competent jurisdiction located within the State of Arizona subject to compliance with applicable grievance and appeals procedures.

C.   DISSEMINATION OF INFORMATION:

     Upon request, the Contractor shall assist the RBHA in the dissemination of information prepared by the ADHS, AHCCCS or the Federal government, to its enrolled population. The cost of such dissemination shall be borne by the Contractor. All advertisements, publications and printed materials which are produced by the Contractor and refer to covered services shall state that such services are funded under Subcontract with ADHS and AHCCCS.

D.   REQUESTS FOR INFORMATION:

     The ADHS may, at any time during the term of this Subcontract, request financial or other information from the RBHA, who in turn may request information related to this Subcontract from the Contractor. Upon receipt of such requests for information, the Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

E.   RECORDS RETENTION:

     Under ARS Sections 35-214 and 35-215, the Contractor shall retain and shall contractually require each Subcontractor to retain all data and other records relating to the acquisition and performance of the Subcontract for a period of five years after the completion of the Subcontract. All records shall be subject to inspection and audit by the RBHA or the State at reasonable times. Upon request, the Contractor shall produce a legible copy of any or all such records.

Final
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

F.   MERGER, REORGANIZATION AND OWNERSHIP CHANGE:

     A merger, reorganization or change in ownership of a Contractor shall constitute a Subcontract amendment and require the prior approval of the RBHA and ADHS.

G.   AUTHORITY:

     This Subcontract is issued under the authority of the RBHA Administrator who signed this Subcontract. Changes to the Subcontract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by an unauthorized RBHA employee or made unilaterally by the Contractor are violations of the Subcontract and of applicable law. Such changes, including unauthorized written Subcontract amendments, shall be void and without effect, and the Contractor shall not be entitled to any claim under this Subcontract based on those changes.

H.   CONTRACT INTERPRETATION AND AMENDMENT:

     1. No Parole Evidence: This Subcontract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any terms used in this document.

     2. No Waiver: Either party's failure to insist on strict performance of any term or condition of the Subcontract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the nonconforming performance knows of the nature of the performance and fails to object to it.

     3. Written Subcontract Amendments: The Subcontract shall be modified only through a written Subcontract amendment within the scope of the Subcontract signed by the Chief Executive Office on behalf of the RBHA; however, written amendment to this Subcontract shall not be required for:

          a. funding source(s) changes by the RBHA when the amount of the Subcontract remains unchanged; or

          b. funding source(s) transfers by the RBHA when the amount of the Subcontract remains the same.

          The RBHA shall give written notice to the Contractor of Subcontract funding source(s) changes or transfers within 30 days following the effective date thereof, including any changes in program requirements.

I.   COMPUTATION OF TIME:

     Unless a provision of this Subcontract explicitly states otherwise, periods of time referred to in this Subcontract shall be computed as follows:

     1. When the period of time called for in this Subcontract is 10 or fewer days, then intermediate Saturdays, Sundays and legal holidays shall be excluded.

     2. When the period of time called for in this Subcontract is 11 or more days, then intermediate Saturdays, Sundays and legal holidays shall be included.

     3. When the period of time called for in this Contract is stated in hours or minutes, then intermediate Saturdays, Sundays and legal holidays shall be included even if the stated hours exceed 24.

     4. In all cases, the first day shall be excluded and the last day included, unless the last day is a Saturday, Sunday or legal holiday, and then it is also excluded.

J.   SEVERABILITY:

     The provisions of this Subcontract are severable to the extent that any provision or application held to be invalid shall not affect any other provision or application of the Subcontract, which may remain in effect without the invalid provision, or application.

Final
Effective 7-1-03                     Page 33

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

K.   VOIDABILITY OF SUBCONTRACT:

     This Subcontract is voidable and subject to immediate cancellation by the RBHA upon the Contractor becoming insolvent or filing proceedings for bankruptcy or reorganization under the United States Code, or assigning rights or obligations under this Subcontract without the prior written consent of the RBHA.

L.   RELATIONSHIP OF PARTIES:

     The Contractor is an independent Contractor. Neither party to the Subcontract, including ADHS, shall be deemed to be the employee nor agent of the other party to the Subcontract.

M.   ASSIGNMENT AND DELEGATION:

     The Contractor shall not assign any right nor delegate any duty under the Subcontract without the prior written approval of the RBHA and ADHS.

N.   GENERAL INDEMNIFICATION:

     Nothing in this Subcontract shall be interpreted to modify, impair, destroy or otherwise affect any common law or statutory right to indemnity or contribution that any party to this Subcontract may have against any other party relative to any incident arising out of the performance of this Subcontract.

     The Contractor shall at all times, and shall ensure that its Subcontracted Providers at all times, indemnify, defend and save harmless the RBHA, the State and any of their agents, officials and employees (the "Indemnified Parties") from any and all claims, demands, suits, actions, proceedings, loss, cost and damages of every kind and description including any attorneys' fees and litigation expenses brought or made against or incurred by any of the Indemnified Parties on account of loss of or damage to any property or for injuries to or death of any person, caused by, arising out of or by reason of any alleged act, omission, professional error, fault, mistake, or negligence of the Contractor and its employees, agents, or representatives or its Subcontracted Providers and their employees, agents, or representatives in connection with or incident to the performance of this Subcontract or arising out of workers' compensation claims, unemployment compensation claims, or unemployment disability compensation claims of employees of the Contractor and its Subcontractors or claims under similar such laws or obligations.

O.   INFRINGEMENT OF PATENTS AND COPYRIGHTS:

     The Contractor shall defend, indemnify and hold harmless the State against any liability, including costs and expenses, for infringement of any patent, trademark or copyright arising out of Contract performance or use by the State of materials furnished or work performed under the Contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph.

P.   RECOUPMENT OF CONTRACT PAYMENTS:

     The Contractor agrees to reimburse the RBHA immediately upon demand for all Subcontract funds expended which are determined by the RBHA, ADHS or the Auditor General not to have been disbursed by the Contractor in accordance with the terms of this Subcontract. If the party responsible to repay the Subcontract payments is other than the Contractor, the Contractor and the RBHA shall work together to identify and to obtain the funds from the responsible party (ies).

Q.   SUBCONTRACTS:

     To the extent the Contractor employs Subcontracted Providers in its performance of the Subcontract, those subcontracts shall be subject to the following requirements:

     1. All subcontracts shall incorporate the Contract (between ADHS and the RBHA) into the terms and conditions of the subcontract by reference.

R.   COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS:

     The Contractor shall comply with all applicable Federal and State laws and regulations including Title VI of the Civil Rights Act of 1964; Title IX of the Education Amendments of 1972 (regarding education

Final
Effective 7-1-03                     Page 34

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     programs and activities); the Age Discrimination Act of 1975; and the Americans with Disabilities Act; EEO provisions; Copeland Anti-Kickback Act; Davis-Bacon Act; Contract Work Hours and Safety Standards; Rights to Inventions Made Under a Contract or Agreement; Clean Air Act and Federal Water Pollution Control Act; Byrd Anti-Lobbying Amendment. The Contractor shall maintain all applicable licenses and permits.

S.   ADVERTISING AND PROMOTION OF CONTRACT:

     The Contractor shall not advertise or publish information for commercial benefit concerning this Subcontract without the prior written approval of the RBHA.

T.   THIRD PARTY ANTITRUST VIOLATIONS:

     The Contractor assigns to the State any claim for overcharges resulting from antitrust violations to the extent that those violations concern materials or services supplied by third parties to the Contractor toward fulfillment of the Contract.

U.   RIGHT TO ASSURANCE:

     If the RBHA in good faith has reason to believe that the Contractor does not intend to, or is unable to perform or continue performing this Subcontract, the RBHA may demand in writing that the Contractor give a written assurance of intent or ability to perform. The demand shall be sent to the Contractor by certified mail, return receipt required. Failure by the Contractor to provide written assurance within the number of days specified in the demand may, at the RBHA's option, be considered a default by the Subcontract.

V.   TERMINATION UPON MUTUAL AGREEMENT:

     This Subcontract may be terminated by mutual written agreement of the parties specifying the termination date therein. (This Subcontract may be terminated by mutual written agreement of the parties effective upon the date specified in the written agreement)

W.   GRATUITIES:

     The RBHA may terminate this Subcontract by written notice to the Contractor, and the Contractor shall be in default, if it is found by the RBHA that employment or a gratuity was offered, made, or given by the Contractor or any agent or representative of the Contractor to any officer or employee of the State or the RBHA for the purpose of influencing the outcome of the procurement or securing the Subcontract, an amendment to the Subcontract, or favorable treatment concerning the Subcontract, including the making of any determinations or decision about Subcontract performance. The RBHA, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the Contractor.

X.   SUSPENSION/DEBARMENT:

     The RBHA may also terminate this Subcontract in whole or in part if, during the term of this Subcontract, the Contractor is listed on the Master List of Debarments, Suspensions and Voluntary Exclusions maintained pursuant to Arizona Administrative Code Section R2-7-933. In such case, the RBHA shall transmit written notice of termination to the Contractor by certified mail, return receipt requested, and this Subcontract shall be terminated effective upon receipt thereof by the Contractor or such later date as is specified in the notice.

Y.   TERMINATION FOR CONVENIENCE:

     The RBHA and the Contractor, in addition to other rights set forth elsewhere in this Subcontract, reserve the right to terminate this Subcontract in whole or in part, without cause, effective 60 days after mailing written notice of termination, by certified mail, return receipt requested. Termination for DEFAULT:

     The RBHA, in addition to other rights set forth elsewhere in this Subcontract, may at any time terminate this Subcontract in whole or in part if the RBHA determines that the Contractor has failed to perform any

Final
Effective 7-1-03                     Page 35

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     material requirement hereunder and is not cured within 30 days of receipt of written notice thereof (such period shall be reduced to three (3) days in the event of a failure that may pose a threat to Members or personnel of the Contractor).

     1. The Contractor shall continue the performance of this Subcontract to the extent not terminated under the provisions of this Section.

     2. In the event that the RBHA terminates this Subcontract for cause in whole or in part as provided in this Section, the RBHA may procure, upon such terms and in such manner as deemed appropriate, services similar to those so terminated, and the Contractor shall be liable to the RBHA for any excess costs incurred by the RBHA in obtaining such similar services.

     3. If this Subcontract is terminated as provided herein, the RBHA, in addition to any other rights provided in this Section, may require the Contractor to transfer title to and deliver to the State or RBHA in the manner and to the extent directed by the RBHA, such partially completed reports or other documentation as the Contractor has specifically produced or specifically acquired for the performance of such part of this Subcontract that has been terminated.

     4. Either the Contractor or the RBHA may terminate this Subcontract in the event of a Material Breach by the other party of its obligations hereunder and the continuation of such breach for at least 30 days after written notice as described above in this Subcontract during which period, either party may act to cure the breach.

Z.   TERMINATION FOR DEFAULT:

     The RBHA, in addition to other rights set forth elsewhere in this Subcontract, may at any time terminate this Subcontract in whole or in part if the RBHA determines that the Contractor has failed to perform any material requirement hereunder and is not cured within 30 days of receipt of written notice thereof (such period shall be reduced to three (3) days in the event of a failure that may pose a threat to Members or personnel of the Contractor).

     1. The Contractor shall continue the performance of this Subcontract to the extent not terminated under the provisions of this Section.

     2. In the event that the RBHA terminates this Subcontract for cause in whole or in part as provided in this Section, the RBHA may procure, upon such terms and in such manner as deemed appropriate, services similar to those so terminated, and the Contractor shall be liable to the RBHA for any excess costs incurred by the RBHA in obtaining such similar services.

     3. If this Subcontract is terminated as provided herein, the RBHA, in addition to any other rights provided in this Section, may require the Contractor to transfer title to and deliver to the State or RBHA in the manner and to the extent directed by the RBHA, such partially completed reports or other documentation as the Contractor has specifically produced or specifically acquired for the performance of such part of this Subcontract that has been terminated.

     4. Either the Contractor or the RBHA may terminate this Subcontract in the event of a Material Breach by the other party of its obligations hereunder and the continuation of such breach for at least 30 days after written notice as described above in this Subcontract during which period, either party may act to cure the breach.

AA.  AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR:

     Funds may not presently be available for performance under this Subcontract beyond the current fiscal year. No legal liability on the part of the RBHA or State for any payment may arise under this Subcontract beyond the current fiscal year until funds are made available for performance of this Subcontract. The RBHA and the State shall make reasonable efforts to secure such funds.

Final
Effective 7-1-03                     Page 36

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

BB.  TERMINATION FOR NON-AVAILABILITY OF FUNDS:

     If monies are not appropriated or otherwise available to the RBHA to support continuation of performance in a subsequent Subcontract year, the Subcontract shall, upon written notice from the RBHA, be canceled in whole or in part for that year or at the RBHAs election, suspended until such monies are so appropriated or available.

CC.  CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK AND LABORATORY TESTING:

     By signing this Subcontract, the Contractor certifies that it has not engaged in any violation of the Medicare Anti-Kickback statute (42 USC 1320a-7b) or the "Stark I" and "Stark II" laws governing related-entity referrals (PL 101-239 and PL 101-432) and compensation therefrom. If the Contractor provides laboratory testing, it certifies that is has complied with 42 CFR Section 411.361 and has sent to AHCCCSA simultaneous copies of the information required by that rule to be sent to the Centers for Medicare and Medicaid Services (42 USC Sections1320a-7ab; PL 101-239 and PL 101-432; 42 CFR Section 411.361).

DD.  RIGHTS & OBLIGATIONS UPON TERMINATION:

     In the event of termination as provided in this Subcontract:

     1. If the Subcontract is terminated in part, the Contractor shall continue to perform the Subcontract to the extent not terminated.

     2. The Contractor shall stop all work as of the effective date of the termination and shall immediately notify all Subcontracted providers, in writing, to stop all work as of the effective date of the notice of termination.

     3. Upon receipt of the notice of termination and until the effective date of the notice of termination, the Contractor shall perform work consistent with the requirements of this Subcontract and in accordance with a written plan approved by the RBHA for the orderly transition of eligible and enrolled persons to another Contractor or to Subcontracted providers.

     4. The Contractor shall comply with all terms of the Subcontract and shall be paid the Subcontract price for all services and items completed as of the effective date of the notice of termination and shall be paid its reasonable and actual costs for work in progress as determined by GAPP, however, no such amount shall cause the sum of all amounts paid to the Contractor to exceed the compensation limits set forth in the Subcontract.

     5. All documents, program, and other information prepared by the Contractor under the Subcontract shall be delivered to the RBHA upon demand.

EE.  RIGHT TO OFFSET:

     The RBHA shall be entitled to offset against any sums due the Contractor, any expenses or costs incurred by the RBHA, or penalties assessed by the RBHA concerning the Contractor's nonconforming performance or failure to perform the Subcontract.

FF.  NON-EXCLUSIVE REMEDIES:

     The rights and remedies of the RBHA, ADHS and AHCCCS under this Subcontract are not exclusive and shall be in addition to any other rights and remedies provided by this Subcontract or available at law or in equity.

GG.  NON-DISCRIMINATION:

     The Contractor shall comply with State Executive Order No. 99-4 which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and State laws, rules and regulations, including the Americans with Disabilities Act and Title VI. The Contractor shall take affirmative action to ensure that applicants for employment, employees and persons to whom it provides services are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

Final
Effective 7-1-03                     Page 37

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

HH.  INSURANCE:

     1. The Contractor shall comply, and ensure that its Subcontracted Providers comply, with all laws regarding Unemployment Insurance, Workers' Compensation and the Fair Labor Standards Act and shall also be responsible for all tax withholding obligations for itself and its employees. Neither AHCCCS, ADHS nor the RBHA shall have any responsibility for any of the foregoing items or responsibilities.

     2. The Contractor shall provide and maintain appropriate liability insurance. In no event shall the total coverage be less than the minimum insurance coverage specified below:

          a. Comprehensive General Liability: Provides coverage of at least $1,000,000.00 for each occurrence for bodily injury and property damage to others resulting from accidents on the premises of or as the result of operations of the Contractor.

          b. Comprehensive Automobile Liability: Provides coverage of at least $1,000,000.00 for each occurrence for bodily injury and property damage to others resulting from accidents caused by vehicles operated by the Contractor (whether owned, hired, non-owned), assigned to or utilized in the performance of this Subcontract.

          c. Worker's Compensation: Provides coverage to employees of the Contractor or injuries sustained in the course of their employment. Coverage must meet the obligations imposed by federal and state statutes and must also include Employer's Liability minimum coverage of $100,000.00. Evidence of qualified self-insured status will also be considered.

          d. Professional liability insurance with a minimum limit of one million dollars ($1,000,000.00), each occurrence, and three million dollars ($3,000,000.00) in the aggregate during the policy year, if professional acts shall be required in the performance of this Subcontract.

     3. The Contractor shall name the RBHA, ADHS, their agents, officials and employees as additional insureds and shall specify that the insurance shall be primary insurance and any insurance or self-insurance of the RBHA, the State, ADHS or its employees shall be excess, not contributory insurance, to that provided by the Contractor or its Subcontracted Providers. Such policy shall contain a severability of interests provision and provision for at least thirty (30) days prior written notice to the RBHA of any cancellations, non-renewal or material change in coverage. The RBHA reserves the right to continue payment of premiums for which reimbursement shall be deducted from amounts due or subsequently due to the Contractor. All policies shall be issued by insurers qualified to transact business in Arizona and shall be subject to approval by ADHS if and to the extent such approval is required by ADHS. Any Contractor that is a hospital or governmental body may provide coverage by an adequately funded self insurance program.

     4. The Contractor's failure to procure and maintain the required liability insurance or to provide proof thereof to the RBHA within 30 days following the commencement of a new policy period, shall constitute a material breach of this Subcontract upon which the RBHA may immediately terminate this Subcontract. Prior to the effective date of this Subcontract, the Contractor shall furnish the RBHA with copies of its own State of Arizona Certificate of Insurance (RM7200.1) or a certificate of substantially the same content in the case of a Contractor with a permissible self insurance program drawn in conformity with the above insurance requirements. Certified copies of any or all of the above policies and endorsements shall be submitted to the RBHA upon request.

II.  DISPUTES:

     1. In the event of a dispute under this Subcontract, the parties agree to make a good faith attempt to resolve the dispute prior to taking formal action.

Final
Effective 7-1-03                     Page 38

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     2. The ADHS Provider Appeal procedures shall be the exclusive manner by which the Contractor may challenge adverse decisions or policies set forth by the RBHA or denial of claims or non-payment of claims.[A4]

     3. Additionally, a Contractor must advise its Subcontracted Providers that they may appeal adverse decisions of the Contractor, in accordance with the RBHA's Provider Appeal Policy.

     4. This Subcontract shall be construed in accordance with Arizona law and any legal action thereupon shall be initiated in an appropriate court of the State of Arizona, subject to the appeal procedures above.

     5.   Eligible Person/Enrolled Person Grievances, Appeals and Requests for
          Investigation:

          Contractors who provide treatment services shall comply with the RBHA's and ADHS's procedures for resolving grievances, requests for investigations and treatment appeals by persons receiving and requesting behavioral health services. The procedures shall conform to all State and Federal statutes, rules regulations and policies including, but not limited to: the Code of Federal Regulations, 42 CFR, Part 431, Subpart E, regarding service appeals by Title XIX eligible persons, Arizona Administrative Code, Title 9, Chapter 21,
          Article 3 and 4; the ADHS Policies and Procedures and AHCCCS Rules. The Contractor will submit to the RBHA copies of all grievances and treatment appeals when and as filed with the Contractor.

          Contractors who provide prevention services shall use a written procedure through which Participants may present complaints about the operation of the program, and that is acceptable to and approved by the RBHA.

          Pending the final resolution of any dispute involving a complaint/grievance/appeal/request for investigation, the Contractor shall proceed with performance in accordance with the RBHA's instructions, unless informed otherwise in writing.

JJ.  MEMBER COMPLAINTS, GRIEVANCES AND APPEALS.

     1. ADHS Licensure Rules (A.A.C. R9-20-203) require that all licensed behavioral health service agencies afford patients the right to submit complaints and grievances to the licensee for fair, timely and impartial resolution. Additionally, ADHS has polices and procedures establishing a RBHA based grievance and appeals process for persons with serious mental illness and complaint and appeals process for all other member populations, with the exception of prevention participants. All of these processes may culminate in administrative fair hearings and possible judicial review.

     2. Contractors shall assist eligible and enrolled persons in understanding their right to make complaints and file grievances (SMI) and appeals. Contractors are required to advise Members of both the agency and the RBHA complaint, grievance and appeals processes at the time services are initiated. Additionally, the Contractor must provide written notice to Members of their right to appeal decisions to deny, reduce, suspend or terminate services when required to do so by AHCCCS, ADHS and RBHA policies and procedures.

     3. The Contractor may attempt to resolve member complaints and disputes through their internal agency complaint process, however, the Contractor must advise Members that they may use the RBHA grievance and appeals process instead of the Contractor's and may not interfere with a Member's right to file a grievance or appeal with the RBHA.

     4. The Contractor must require that its staff participate effectively in the RBHA, ADHS and AHCCCS grievance and appeals processes.

     5. The [K6] Contractor shall ensure that any services in an AHCCCS Director's decision are promptly provided, irrespective of whether nor not a petition for rehearing is filed.

Final
Effective 7-1-03                     Page 39

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

KK.  DISPUTE RESOLUTION:

     RBHA has the right to demand, at any time during the term of this Subcontract, that the Contractor take immediate corrective action to ensure compliance with this Subcontract. If the situation is not resolved or satisfied, or if the Contractor has presented other disputes to RBHA in writing, RBHA will attempt to resolve all disputes presented by the Contractor through an informal process verbally or in writing. In the event the informal process is unsuccessful, the Contractor may treat the matter as a dispute under section II. Disputes, of this Appendix.

LL.  RIGHT TO INSPECT PLANT/PLACE OF BUSINESS:

     The ADHS or RBHA may, at reasonable times, inspect the plant or place of business of the Contractor or its Subcontracted Providers which is related to the performance of this Subcontract in accordance with A.R.S.
     Section 41-2547.

MM.  INCORPORATED BY REFERENCE:

     This Subcontract and all attachments and amendments, the Contractor's proposal, best and final offer accepted by the RBHA, and any approved Subcontracts are hereby incorporated by reference into the Subcontract.

NN.  COVENANT AGAINST CONTINGENT FEES:

     The Contractor warrants that no person or agency has been employed or retained to solicit or secure this Subcontract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee. For violation of this warranty, the RBHA shall have the right to annul this Subcontract without liability.

OO.  CHANGES:

     1. The RBHA may, at any time, by written notice to the Contractor, make changes within the general scope of this Subcontract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this Subcontract, the Contractor may assert its right to an adjustment in compensation paid under this Subcontract. The Contractor shall assert its right to such adjustment within 30 days from the date of receipt of the change notice. Any dispute or disagreement caused by such notice shall constitute a dispute within the meaning of Appendix A, paragraph II., Disputes, and be administered accordingly.

     2. When the RBHA issues an amendment to modify the Subcontract, the provisions of such amendment shall be deemed to have been accepted 60 days after the date of mailing by the RBHA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies the RBHA in writing that it refuses to sign the amendment. If the Contractor provides such notification, the RBHA may terminate the Subcontract pursuant to Appendix A, Paragraph Y., Termination for Convenience.

PP.  WARRANTY OF SERVICES:

     The Contractor warrants that all services provided under this Subcontract will conform to the requirements stated herein. The RBHA's and ADHS' acceptance of services provided by the Contractor shall not relieve the Contractor from its obligations under this warranty. In addition to its other remedies, ADHS and the RBHA may, at the Contractor's expense, require prompt correction of any services failing to meet the Contractor warranty herein. Services corrected by the Contractor shall be subject to all of the provisions of this Subcontract in the manner and to the same extent as the services originally furnished.

QQ.  NO GUARANTEED QUANTITIES:

     The RBHA does not guarantee the Contractor any minimum or maximum quantity of services or goods to be provided under this Subcontract.

Final
Effective 7-1-03                     Page 40

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

RR.  CONFLICT OF INTEREST:

     The Contractor shall not undertake any work that represents a potential conflict of interest, or which is not in the best interest of the RBHA, ADHS or the State without prior written approval by the RBHA. The Contractor shall fully and completely disclose any situation, which may present a conflict of interest. If the Contractor is now performing or elects to perform during the term of this Subcontract any services for any AHCCCS health plan, provider or ADHS or an entity owning or controlling same, the Contractor shall disclose this relationship prior to accepting any assignment involving such party.

SS.  DISCLOSURE OF CONFIDENTIAL INFORMATION:

     The Contractor shall establish, enforce and upon request, provide a copy to the RBHA of a security policy, which establishes and implements the Contractor's commitment to maintain appropriate security controls acceptable to the RBHA over confidentiality of personal medical information in compliance with all applicable State and Federal laws, regulations and policies of AHCCCS and the ADHS. Such a security policy shall include by shall not be limited to: internal and external controls as to access to computer, electronically/optically stored and hard copy files and information; appropriate employee training; and agreements on the part of employees and Subcontractors to the Contractor to maintain such confidentiality. The Contractor's policy shall conform with the following requirements:

     1. The Contractor's procedures shall comply with AAC R9-1-311 through R9-1-315 regarding disclosure of confidential medical information and records.

     2. The Contractor's procedures shall comply with the Code of Federal Regulations, 42 CFR, Part 2, regarding disclosure of confidential substance abuse treatment information and records.

     3. No medical information contained in the Contractor's records or obtained from the RBHA or from others in carrying out its functions under the subcontract shall be used or disclosed by the Contractor, its agents, officers, employees or Subcontractors, except as is essential to the performance of duties under the subcontract or otherwise permitted under the statutes and rules of the RBHA.

     4. Disclosure of medical information, names, or other such information to the RBHA is deemed essential to the performance of duties under this subcontract.

     5. Neither medical information nor names or other information regarding any person applying for, claiming or receiving items or services contemplated in this subcontract, or any employer of such person shall be made available for any political or commercial purposes.

     6. Information received from a Federal agency, or from any person or subcontracted provider acting under the Federal agency pursuant to Federal law, shall be disclosed only as provided by Federal law.

     7. In accordance with Section 318(e)(5) of the Public Health Service Act [42 U.S.C.247c(e)(5)], all information obtained in connection with the examination, care or services provided to any individual under any program which is being carried out with a cooperative agreement funded with Federal monies shall not, without such individual's consent be disclosed except as may be necessary to provide services to such individual or as may be required by the laws of the State of Arizona or its political subdivisions. Information derived from any such program may be disclosed:

          a.   in summary, statistical or other form; or

          b. for clinical research purposes, but only if the identity of the individuals diagnosed or provided care under such program is not disclosed.

     8. The Contractor's procedures shall comply with the provisions of ARS'36-663 concerning Human Immunodeficiency Virus related testing; restrictions; exceptions; in providing services under the subcontract.

Final
Effective 7-1-03                     Page 41

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     9. The Contractor's procedure shall comply with the federal statutes and regulations regarding access to facilities and the release of information to the state designated protection and advocacy agency in accordance with 42 CFR part 51, 45 CFR part 1386, and 29 USC 794e to the extent applicable to persons receiving services under the subcontract. As of this subcontract, the state designated protection and advocacy agency is the Arizona Center for Disability Law. The RBHA will notify the Contractor of any change in the state designated protection and advocacy agency during the term of the subcontract.

     10. The Contractor's procedure shall comply with all other state and federal statue or regulation, AHCCCS and ADHS policies regarding the disclosure of records or information applicable to persons receiving services under this subcontract.

TT.  QUALIFIED SERVICE ORGANIZATION:

     1. In the provision of medical and other professional services, Contractor and its Subcontracted Providers serve as a Qualified Service Organization to the RBHA, and vice-versa, under the terms of 42 CFR part 2. As Qualified Service Organizations, Contractor and RBHA may exchange confidential information regarding clients' drug and alcohol abuse diagnosis and treatment.

     2. RBHA and Contractor acknowledge that in receiving, storing, processing or otherwise dealing with any client records regarding drug or alcohol abuse, RBHA and Provider are fully bound by federal regulations governing the confidentiality of such records (i.e. 42 CFR part 2).

     3. If necessary, RBHA and Contractor will resist in judicial proceedings any efforts to obtain access to client records except as permitted by federal regulations.

UU.  HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA):

     The Contractor and its Subcontracted Providers shall comply with the Administrative Simplification requirements of Subpart F of the HIPAA of 1996 (Public Law 107-191, 110 Statues 1936) and all federal regulations implementing that Subpart that are applicable to the operations of the Contractor or its Subcontracted Providers by the dates required by the implementing federal regulations.

VV.  ASSIGNMENT OF CONTRACT/BANKRUPTCY:

     This Subcontract is subject to immediate termination by the RBHA upon the
     Contractor: becoming insolvent; or to have authorized payment exceeding 20% of the Contractor's available cash; or filing proceedings in bankruptcy or reorganization under the United States Code; or upon assignment or delegation of rights or obligations of this Subcontract without the prior written consent of ADHS and the RBHA.

WW.  OWNERSHIP OF INFORMATION AND DATA: (OWNERSHIP OF PROPERTY)

     1.   Information And Data

          a. Any materials, including reports, computer programs and other deliverables, created under this Subcontract are the sole property of the State. The Contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The Contractor shall not use or release these materials without the prior written consent of the State.

          b. The Contractor agrees to give recognition to the ADHS for its support of the program when publishing program material or releasing program related public information.

          c. The Contractor agrees to give recognition to the Substance Abuse and Mental Health Services Administration (SAMHSA) for its support of the program when publishing material or releasing program related public information.

Final
Effective 7-1-03                     Page 42

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     2.   Property

          a. Any property, real personal or intellectual, created under this subcontract or purchased with funds provided under the subcontract are the sole property of the State. The Contractor may not use funds provided under the subcontract to purchase real property without the prior written approval of the ADHS. Upon the termination or expiration of this subcontract, all property created or purchased using funds provided under the subcontract shall be promptly transferred to the State, and the Contractor shall promptly execute any documents necessary to transfer title to such property.

          b. Notwithstanding paragraph B.1, any real property acquired or buildings constructed on real property with HB 2003 funds for the purpose of providing housing for persons with serious mental illness, shall be governed by any provisions of this subcontract that apply to services, if applicable.

          c. If the Contractor intends to obtain a mortgage or financing for the purchase of real property or construction of builds on real property, The RBHA and the ADHS are under no obligation to assist, facilitate, or help the Contractor secure such mortgage or financing.

          d. Notwithstanding Paragraph B.1, any real property, including land, buildings and improvements purchased by the Contractor or its subcontractor with HB 2003 funding, shall include a deed restriction and reversionary clause that requires the real property to be used solely for the benefit of enrolled persons. Prior to the purchase of any real property, the Contractor shall submit to the RBHA and the ADHS, for prior approval, a deed containing the use restrictions and a reversionary clause that ensures the property is used for the benefit of enrolled persons and that failure to comply with the use restrictions allows the property to revert to the state.

XX.  AUDITS AND INSPECTIONS:

     1. The Contractor shall comply with all provisions specified in applicable AHCCCS Rule R9-22-519, -520 and -521 and AHCCCS Rules relating to the audit of Contractor's records and the inspection of Contractor's facilities. The Contractor shall fully cooperate with the RBHA or ADHS staff and allow them reasonable access to Contractor's staff, Subcontractors, enrolled persons and records.

     2. At any time during the term of this Subcontract, the Contractor's or any Subcontractor's facilities, services, books, accounts, reports, files and other records shall be subject to audit by the RBHA, ADHS and, where applicable, the Federal government or any appropriate agent thereof, to the extent that the books and records relate to the performance of the Subcontract or contracts. No information related to enrolled persons or services provided to enrolled persons may be withheld for any reason. The contractor shall ensure that its Subcontractors cooperate fully during any review or examination of the Contractor or Subcontractor's financial and program operations. The Contractor and its Subcontractors shall maintain all records pertinent to this Subcontract for a minimum of five years from the date of Subcontract termination.

     3. The RBHA, ADHS and the Federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this Subcontract.

YY.  CORPORATE COMPLIANCE:

     1. In accordance with A.R.S. Section 36-2918.01, the Contractor or subcontracted providers are required to notify the ADHS/DBHS Office of Program Support and the AHCCCS Office of Program Integrity immediately of all suspected fraud or abuse. The Contractor agrees to promptly (within ten working days of discovery) inform the ADHS/DBHS Office of Program Support and the AHCCCS Office of Program Integrity in writing of instances of suspected fraud or

Final
Effective 7-1-03                     Page 43

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          abuse. This shall include acts of suspected fraud or abuse that were resolved internally but involved AHCCCS funds, ADHS, the Contractor or subcontracted providers.

     2. As stated in A.R.S. Section 13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false or fraudulent pretenses, representations, promises, or material omissions is guilty of a Class 2 felony.

     3. The Contractor agrees to permit and cooperate with any onsite review. A review by the ADHS;/DBHS Office of Program Support or the AHCCCS Office of Program Integrity may be conducted without notice and for the purpose of ensuring program compliance.

     4. Effective October 1, 2003, the Contractor and its subcontracted providers shall comply with 42 CFR 438.608. The Contractor and its subcontracted providers must have a mandatory compliance program, supported by other administrative procedures, that is designed to guard against fraud and abuse. The compliance program, which shall both prevent and detect suspected fraud or abuse, must include:

          a. The designation of a compliance officer and a compliance committee.

          b.   Effective training and education.

          c. Effective lines of communication between the compliance officer and the organization's employees.

          d. Enforcement of standards through well-publicized disciplinary guidelines.

          e.   Provision for internal monitoring and auditing.

          f.   Provision for prompt response to problems detected.

          g. Written policies and procedures, and standards of conduct that articulate the organization's commitment to comply with all applicable Federal and state standards.

     5. The Contractor and its subcontracted providers are required to research potential overpayments identified by the ADHS Office of Program Support or the AHCCCS Office of Program Integrity. After conducting a cost benefit analysis to determine if such action is warranted, the Contractor and its subcontracted providers should attempt to recover any overpayments identified. The ADHS Office of Program Support or the AHCCCS Office of Program Integrity shall be advised of the final disposition of the research and advised of actions, if any, taken by ADHS or the Contractor.

     6. It shall be the responsibility of the Contractor to report all cases of suspected fraud and abuse by Subcontractors, enrolled persons or employees. The Contractor shall provide written notification of all such incidents to the RBHA. The Contractor shall comply with AHCCCS Health Plans and Program Contractors Policy for Prevention, Detection and Reporting of Fraud and Abuse (ADHS Fraud and Abuse Policy)which are incorporated herein by reference.

     7. As stated in A.R.S. Section 13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false and fraudulent pretenses, representations, promises or material omissions is guilty of a class 2 felony.

ZZ.  LOBBYING:

     1. No funds paid to the Contractor by the RBHA or interest earned thereon, shall be used for the purpose of influencing or attempting to influence:

          a.   any officer or employee of any State or Federal agency; or

          b. any member of, or employee of a member of, the United States Congress or the Arizona State Legislature

Final
Effective 7-1-03                     Page 44

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          in connection with awarding of any Federal or State contract, the making of any Federal or State grant, the making of any Federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal or State contract, grant, loan or cooperative agreement. The Contractor shall disclose if any funds other than those paid to the Contractor by the RBHA have been used or shall be used to influence the persons and entities indicated above and shall assist the RBHA and ADHS in making such disclosures to CMS.

AAA. ANTI-KICKBACK:

     Neither the Contractor nor any director, officer, agent, employee or volunteer of the Contractor shall, directly or indirectly, give or make any payment or other thing of value to or for the account of the RBHA (except such performance as may be required of the Contractor under the terms of this Subcontract) as consideration for or to induce the entry by the RBHA into this Subcontract or any referrals of Members to the Contractor for the provision of Covered Services. The Contractor shall provide the RBHA with copies of all contracts and agreements, if any, between the Contractor and each Subcontractor in addition to the Subcontractor's subcontract within 15 working days from the date the agreement is executed. No Subcontract or agreement shall provide or contemplate the provision of any payment or other thing of value by or on behalf of the Contractor to the RBHA or any other party except to the extent that such payment or other thing of value constitutes fair and reasonable consideration for performance by the Contractor or each other party under that Subcontract or agreement received by or for the account of the RBHA.

BBB. PAYMENT OF PERFORMANCE OF OBLIGATIONS/JUDGMENTS:

     The Contractor shall pay and perform all of its obligations and liabilities when and as due; provided, however, that if and to the extent there exists a bona fide dispute with any party to whom the Contractor may be obligated, the Contractor may contest any obligation so disputed until final determination by a court of competent jurisdiction; provided, however that the Contractor shall not permit any judgment against it or any levy, attachment, or process against its property, the entry of any order or judgment of receivership, trusteeship or conservatorship or the entry of any order to relief or similar order under laws pertaining to bankruptcy, reorganization or insolvency, in any of the foregoing cases to remain undischarged or unstayed by good and sufficient bond, for more than 15 days.

CCC. OTHER CONTRACTS:

     The RBHA or ADHS may, directly or by contract with others, provide Covered Services to other than Members or provide Members with Covered Services or services in addition to Covered Services requested of and provided by the Contractor. The Contractor shall cooperate fully with such other Contractors and/or State employees in scheduling and coordinating its services with such additional services but at no time shall the Contractor be financially or clinically responsible for said additional services unless the Contractor has prior authorized payment for those services. The Contractor shall afford other contractors reasonable opportunity for the provision of their services and shall not commit or permit any act that shall interfere with the performance of services by another contractor or by State employees. This section shall be included in all contracts between the Contractor and any other Subcontractor regarding the purchase of services pursuant to this Subcontract Agreement. The RBHA shall equitably enforce this section as to all Contractors to prevent unreasonably burdening any Contractor. The Contractor shall notify the RBHA in advance of executing any Contract with any other agency, Department or instrumentality of the State, local or Federal government for behavioral health services. The Contractor shall disclose all revenue derived from these sources as part of their Certified Financial Audit, and consolidated financial statements.

DDD. AMENDMENTS AND NOTICES:

     1. Except as authorized herein, no condition or requirement contained in or made a part of this Subcontract shall be waived or modified without an approved, written amendment to this Subcontract. Amendments shall be effective only if in writing and signed by all parties. The

Final
Effective 7-1-03                     Page 45

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          terms and provisions of this Subcontract shall, except as and to the extent so amended, remain in full force and effect. All such amendments shall be subject to ADHS approval.

     2. Subsection 1. above notwithstanding, the Contractor shall give notice to the RBHA and ADHS within 30 days of any non-material alteration to this Subcontract. Non-material alterations do not require a written amendment and are:

          a. Change of non-licensable behavioral health facility address or administrative address.

          b.   Change of telephone number.

          c.   Change of authorized signatory.

          d. Changes in the name and/or address of the person to whom notices are to be sent.

          e. Change in the name of the Contractor where the ownership remains the same.

     3. Subsection. DDD.1. notwithstanding, written amendments to this Subcontract shall not be required for:

          a. Funding source(s) change by the RBHA when the amount of this Subcontract remains unchanged; or

          b. Funding source(s) transfer(s) by the RBHA when the amount of this Subcontract remains the same. The RBHA shall, however, give written notice to the Provider of Subcontract funding source(s) change or transfer(s) within thirty (30) days following the effective date thereof, including any changes in the program requirements.

     4. Whenever notice is required pursuant to the terms of this Subcontract, such notice shall be in writing, shall be delivered in person or by certified mail, return receipt requested, and shall be directed to the person(s) and address (es) specified for such purpose on the first page of this Subcontract or to such other person(s) and/or address
          (es) as either party may designate to the other party by written notice.

     5. The ADHS Service Matrix shall be published by ADHS. As changes occur, the ADHS Service Matrix shall be updated, published, and communicated to the RBHA and the RBHA will in turn communicate the same to the Contractor.

     6. If the Contractor or any of its Subcontracted Providers intend to relocate an operation, institute a change in service delivery structure, plan a change in ownership at any time during the term of this Subcontract, or terminate the operation of a behavioral health licensed program or facility, the Contractor shall notify the RBHA in writing at least thirty (30) days before the relocation, change in service delivery, change in ownership or termination of operation is to take place. If the relocation, change or termination requires a change in the program's or facility's AHCCCS Identification Number, Behavioral Health License Number, Provider Type or Division of Behavioral Health Services Identification Number, the Contractor is responsible for processing all required application documents with the Office of Behavioral Health Licensure (OBHL), the RBHA and ADHS/BHS in accordance with OBHL licensing standards, the RBHA Provider Manual and/or the ADHS/BHS Provider Billing Manual. Failure to continuously maintain all appropriate licenses necessary to do business and render Covered Services under this Subcontract shall constitute a default in the performance of a material obligation for which payment may be subject to denial, reduction or recoupment at the option of the RBHA.

EEE. ASSIGNMENT OF OVERCHARGES:

     The Contractor, the RBHA and ADHS recognize that in actual practice overcharges resulting from antitrust violations are in fact borne by the purchaser. Therefore, the Contractor hereby assigns to the RBHA and ADHS any and all claims for such overcharges relating to items or services to be provided by the Subcontract hereunder.

Final
Effective 7-1-03                     Page 46

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

FFF. FORCE MAJEURE:

     1. Except for payment of sums due, neither party shall be liable to the other nor deemed in default under this Subcontract if and to the extent that such party's performance of this Subcontract is prevented by reason of force majeure.

          Force majeure means an occurrence that is beyond the control of the party affected and occurs without its fault or negligence. Without limiting the foregoing, force majeure includes acts of God, acts of the public enemy, war, riots, strikes, mobilization, labor disputes, civil disorders, fire, flood, lockouts or failures or refusals to act by government authority and other similar occurrences beyond the control of the party declaring force majeure which such party is unable to prevent by exercising reasonable diligence. Force majeure shall not include the following occurrences:

          a. the late performance by the Contractor or a Subcontractor unless the delay arises out of a force majeure and the Contractor complies with (4) of this paragraph, or

          b. The inability of the Contractor or any Subcontractor to acquire or maintain any required insurance, bond, licenses or permits.

     2. Force majeure shall be deemed to commence when the party declaring force majeure notifies the other party of the existence of the force majeure and shall be deemed to continue as long as the results or effects of the force majeure prevent the party from resuming performance in accordance with this agreement.

     3. Any delay or failure in performance by either party hereto shall not constitute default hereunder or give rise to any claim for damages or loss of anticipated profits if, and to the extent that such delay or failure is caused by, force majeure.

     4. If either party is delayed at any time in the progress of the work by force majeure, the delayed party shall notify the other party in writing of such delay, as soon as is practicable and no later than the following working day, of the commencement thereof and shall specify the causes of such delay in such notice. Such notice shall be delivered or mailed certified-return receipt and shall make a specific reference to this article, thereby invoking its provisions. The delayed party shall cause such delay to cease as soon as practicable and shall notify the other party in writing when it has done so. The time of completion shall be extended by Subcontract modification for a period of time equal to the time that results or effects of such delay prevent the delayed party from performing in accordance with this Subcontract.

GGG. APPLICABLE TAXES:

     Tax Indemnification: Contractor and all subcontractors shall pay all Federal, state and local taxes applicable to its operation and any persons employed by the Contractor. Contractor shall, and require all subcontractors to hold the RBHA and the State harmless from any responsibility for taxes, damages and interest, if applicable, contributions required under Federal, and/r state and local laws and regulations and any other costs including transaction privilege taxes, unemployment compensation insurance, Social Security and Worker's Compensation.

HHH. INSTITUTIONAL REVIEW BOARD FOR RESEARCH:

     Any research that a Contractor undertakes that includes RBHA Members must be reviewed and approved by an Institutional Review Board for Research maintained by the Contractor and forwarded to the RBHA's Research/Human Subjects Review Committee for final approval. In the absence of an Institutional Review Board maintained by the Contractor, approval for research involving RBHA Members must be obtained from the RBHA's Research/Human Subjects Review Committee.

Final
Effective 7-1-03                     Page 47

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

III. INTERGOVERNMENTAL AND INTERAGENCY SERVICE AGREEMENTS:

     The Contractor and each of its Subcontracted Providers shall comply with the terms and requirements of the Subcontract and all IGAs/ISAs that may pertain to the Covered Services, all of which terms and requirements are incorporated by reference herein.

JJJ. SANCTIONS:

     In addition to any other remedies available to the RBHA, the RBHA may impose financial sanctions against the Contractor for breaches of this Subcontract by the Contractor or its Subcontracted Providers. Intermediate sanctions may be imposed for, but not limited to, the following actions:

     1. Substantial failure to provide medically necessary services that the Contractor is required to provide under the terms of this Subcontract.

     2. Imposition of premiums or charges in excess of the amount allowed under the AHCCCS 1115 Waiver.

     3. Discrimination among enrolled person on the basis of their health status or need for health care services.

     4. Misrepresentation or falsification of information furnished to CMS or AHCCCSA.

     5. Misrepresentation or falsification of information furnished to a member, potential member or provider.

     6. Distribution, as applicable, directly, or indirectly through any agent or independent contractor, of marketing materials that have not been approved by the RBHA or AHCCCSA, that contain false or materially misleading information.

     7.   Failure to meet the RBHA financial viability standards.

     8.   Material deficiencies in provider network.

     9.   Failure to meet quality of care and quality management requirements.

     10.  Failure to meet ADHS and AHCCCSA encounter standards.

     11.  Violation of other applicable State or Federal laws or regulations.

     12.  Failure to fund accumulated deficit in a timely manner.

     13.  Failure to comply with any provisions contained in this Subcontract.

     The RBHA may impose the following types of intermediate sanctions:

     1.   Civil monetary penalties.

     2. Suspension of payment for members after the effective date of the sanction until the RBHA is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur.

     3. Additional sanctions allowed under statute or regulation that address areas of noncompliance.








     Sanctions are set forth in the following table:

                   Subcontract Provision Violated                   Estimated Damages
           ----------------------------------------------    ------------------------------
           Licenses/and Permits                                            2

           Accreditation/Credentialing                                     1

           Financial Information                                           1

           Financial Audits                                                2

Final
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                  Subcontract Provision Violated                    Estimated Damages
           ----------------------------------------------    ------------------------------
           Grievance and Appeals                                           1

           Copayments                                                      2

           Conflicts of Interest                                           2

           Policies and Plans                                              2

           Anti-kickback                                                   2

           Enrollment, Disenrollment and
           Assessment Data Submissions                                     2

           Federal Block Grant Requirements                                2

           Contractor Billing Obligations and
           Encounter Reporting                                             1

           Data Validation                                      Amount imposed by AHCCCS

           Subcontracts                                      $1000 per Contractor per month

           Coordination of Benefits                                        1

           Quality Assurance/Utilization Review

           Other Minimum Data Requirements                                 1

           Confidentiality of Records                                      2

           Records Retention                                               1

           Provisions governing services for persons
           with SMI, including Arnold v. ADHS litigation,
           and Title XIX eligible children referenced in
           J.K. vs. Allen                                                  1

           Prior Authorization                                             2

           Quality Performance Standards

           Other areas of non-compliance not
           identified above.                                               1

          Note - Under Estimated Damages:

          Estimated Damages 1: The lesser of $2500 or 1% of one month's payment for all of the Contractor's assigned clients for each month or fraction thereof in which the violation occurs.

          Estimated Damages 2: The lesser of $5000 or 2% of one month's payment for all of the Contractor's assigned clients for each month or fraction thereof in which the violation occurs.

          Other sanctions, corrective actions and penalties may be imposed upon the Contractor for violations of the Contractor or any of its Subcontracted Providers in accordance with rules, regulations and policies of AHCCCS or the ADHS.

          Written notice shall be provided to the Contractor from which damages are sought specifying the sanction proposed, the grounds for the sanction or corrective action, identification of any Subcontracted Providers involved in the violation, the amount of funds to be withheld from payments to the Contractor, the steps necessary to avoid future sanctions or corrective actions.

     4. The Contractor shall complete all steps necessary to correct the violation and to avoid future sanctions or corrective actions within the time frame established by the RBHA in the notice of sanction. Following the notice of sanction, a full month's sanction is due for the first month or any portion of a month during which the Contractor (or its Subcontracted Provider) are in violation. For any subsequent month (or portion of a month) during which the Contractor (or its Subcontracted

Final
Effective 7-1-03                     Page 49

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          Provider) remain in violation, the RBHA shall impose an additional penalty which, at the discretion of the RBHA, shall not be less than the penalty for the first month's violation multiplied by one (1) plus the number of additional months (or portion of a month) during which the violation continues.

     5. If the Contractor is found by the RBHA to have violated the same Subcontract provision on multiple occasions within a two year period, then the RBHA, at its discretion, may increase the amount of the first months' penalty by an amount not to exceed the amount of the penalty for the first violation multiplied by one (1) plus the number of repeat violations.

     6. For example: assume the Contractor violates a Subcontract provision for which the first month's penalty is $5,000. If a second violation of the same provision occurs within 2 years of the first violation, the penalty for the first month of the second violation could be as high as $10,000. If a third violation of the same provision occurs within 2 years of the first violation, the penalty for the first month of the third violation could be as high as $15,000.

     7. The RBHA shall have the right to off-set against any payments due the Contractor until the full damages are paid. Other sanctions and penalties may be imposed upon the RBHA and subsequently passed on to the Contractor as liquidated damages, in accordance with rules, regulations and policies of AHCCCS or ADHS.

KKK. DATA CERTIFICATION:

     In accordance with CFR 438.604,606, the Contractor shall certify that financial and encounter data submitted to the RBHA is complete, accurate and truthful. Certification of financial data must be submitted concurrent with the data. Encounter data must be certified at lease once per contract year. Certification may be provided by the Contractor's CEO, CFO or an individual who is delegated authority to sign for, and who reports directly to the Contractor's CEO or CFO.

LLL. LABORATORY SERVICES PROVISIONS:

     1.   In accordance with the Clinical Laboratory Improvement Amendment
          (CLIA) of 1988, a Contractor with a laboratory or with a physician that provides in-house laboratory services, or with any other provider of laboratory services must have a CLIA certificate of waiver or certificate of registration in order to legally perform laboratory testing. The Contractor shall file with AHCCCS its records for these services, the Contractor's claims may be subject to recovery or to imposition of financial sanctions. For purposes of this Subcontract, the effective date for the Contractor to have a CLIA number is September 1, 1992, or date that CMS provides AHCCCS with a complete database file, whichever is later.

     2. Those laboratories with certificates of waiver shall be limited to providing only the types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

     3. Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited.

     4. The Contractor may not reimburse providers who do not comply with the above requirements.

MMM. WAIVER AND EXERCISE OF RIGHTS:

     No alteration or variation of the services to be performed by the Contractor shall be made without prior written approval of the RBHA. Failure to exercise any right, power or privilege under this Subcontract shall not operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of that or any other right, power or privilege.

NNN. EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES:

     The Arizona Department of Health Services (ADHS), Arizona Health Care Cost Containment System Administration (AHCCCSA) or the U.S. Department of Health and Human Services may evaluate, through

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     inspection or other means, the quality, appropriateness or timeliness of services performed under this contract.

OOO. RECORDS AND REPORTS:

     The Contractor shall maintain all forms, records, reports and working papers used in the preparation of reports, files, correspondence, financial statements, records relating to quality of care, medical records, prescription files, statistical information and other records specified by ADHS and AHCCCSA for purposes of audit and program management. The Contractor shall comply with all specifications for record keeping established by ADHS and AHCCCSA. All books and records shall be maintained to the extent and in such detail as shall properly reflect each service provided and all net costs, direct and indirect, of labor, materials, equipment, supplies and services, and other costs and expenses of whatever nature for which payment is made to the Subcontractor. Such material shall be subject to inspection and copying by the state, AHCCCSA and the U.S. Department of Health and Human Services during normal business hours at the place of business of the person or organization maintaining the records.

     The Contractor agrees to make available at the office of the Contractor, at all reasonable times, any of its records for inspection, audit or reproduction, by any authorized representative of the State or Federal governments.

     The Contractor shall preserve and make available all records for a period of five (5) years from the date of final payment under this subcontract except as provided in paragraphs below:

     1. If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

     2. Records which relate to disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this subcontract to which exception has been taken by the state, shall be retained by the Contractor until such disputes, litigation, claims or exceptions have been disposed of.

     The Contractor shall provide all reports requested by the RBHA, ADHS and AHCCCSA, and all information from records relating to the performance of the Contractor which the RBHA, ADHS and AHCCCSA may reasonably require. The Contractor reporting requirements may include, but are not limited to, timely and detailed utilization statistics, information and reports.

PPP. LIMITATIONS ON BILLING AND COLLECTION PRACTICES:

     The Contractor shall not bill, nor attempt to collect payment directly or through a collection agency from a person claiming to be AHCCCS eligible without first receiving verification from AHCCCSA that the person was ineligible for AHCCCS on the date of service, or that service provided were not AHCCCS covered services. This provision shall not apply to patient contributions to the cost of services delivered by nursing homes.

QQQ. MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND PROVIDE SERVICES:

     The Contractor shall be registered with AHCCCSA and shall obtain and maintain all licenses, permits and authority necessary to do business and render service under this Subcontract and, where applicable, shall comply with all laws regarding safety, unemployment insurance, disability insurance and worker's compensation.

RRR. CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION:

     By signing this Subcontract, the Contractor certifies that all representations set forth herein are true to the best of its knowledge.

Final
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

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

SSS. COMPLIANCE WITH TITLE XIX, TITLE XXI AND A.R.S. Section 36-2901:

     The Contractor shall comply with provisions of federal laws and regulations governing the Title XIX and Title XXI programs except for those requirements waived for the state by the federal government. The Contractor shall comply with the provisions of ARS Section 36.2901 et seq. governing AHCCCSA and with all applicable rules promulgated by AHCCCSA and ADHS.

TTT. NO REJECT - NO EJECT:

     The Contractor shall accept all referrals of enrolled persons made by the RBHA. The Contractor shall not terminate services to an enrolled person or discharge an enrolled person from a residential setting without prior approval from the RBHA.

Final
Effective 7-1-03                     Page 52

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                   APPENDIX B
               MINIMUM PERFORMANCE STANDARDS, GOALS AND BENCHMARKS

The following table identifies the Minimum Performance Standards, Goals and Benchmarks for each required aspect of performance and includes the following terms:

1. Minimum Performance Standard - A Minimum Performance Standard is the minimally expected level of performance by the Contractor.

2. Goal - A Goal is a reachable standard for a given performance indicator for the Contract Year. If the Contractor has already met or exceeded the approved Minimum Performance Standard for any indicator, the Contractor must strive to meet the Contract Year ending 2003 Goal for the indicator.

3. Benchmark - A Benchmark is the ultimate standard to be achieved. If the Contractor has already achieved or exceeded the Goal for any performance indicator, the Contractor must strive to meet the Benchmark for the indicator. If the Contractor has achieved the Benchmark, the Contractor is expected to maintain this level of performance for future years.

-------------------------------------------------------------------------------
                                                       Minimum
    Aspect Of Performance          How Measured      Performance         Bench-
                                                      Standard     Goal   Mark
-------------------------------------------------------------------------------
QUARTERLY:
-------------------------------------------------------------------------------
Access to care / Appointment    Review of                     85%    90%     95%
Availability for emergency,     subcontractors
routine assessments, & routine  and/or provider
appointments (medication and    logs for emergency
other):                         and referral to
Appointments are                routine
available to individuals        assessments;
referred for/requesting         encounter reports
services within the             for initial
contractually required          assessment to first
timelines (emergency within 24  service
hours of referral; routine
assessments within 7 days of
referral; and routine
appointments for ongoing
services within 23 days of
initial assessment).
-------------------------------------------------------------------------------
ANNUALLY:
-------------------------------------------------------------------------------
Coordination of care with        Independent Case             60%    75%     90%
acute contractors /PCPs:          Review/Provider
The disposition of the               Profiling
referral is communicated to
the PCP/Health Plan, within 30
days of initial assessment. If
a member declines behavioral
health services, ADHS shall
ensure communication of the
final disposition to the
referral source within 30 days
of referral.
-------------------------------------------------------------------------------
Behavioral health service        Independent Case             60%    75%     90%
providers communicate with and    Review/Provider
attempt to coordinate care           Profiling
with the member's PCP. The
providers forward records of
each Title XIX and Title XXI
member at initiation of
treatment, periodically during
on-going treatment, in
response to sentinel events
and at discharge from services
to provide information needed
to support quality medical
management. At a minimum, the
PCP must be notified or
consulted in the following
circumstances:

1. Initial assessment and
   treatment recommendations;

2. Initiation and significant
   changes in psychotropic
   medications and significant
   adverse reactions;
-------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Minimum
    Aspect Of Performance          How Measured      Performance         Bench-
                                                      Standard     Goal   Mark
-------------------------------------------------------------------------------
3. Results of relevant
   laboratory, radiology and
   other tests;

4. Emergency/crisis admissions
   or events;

5. Discharge from an inpatient
   setting;

6. Termination of
   identification as an
   enrolled person; and

7. Any other events requiring
   medical consultation with
   the member's PCP.
-------------------------------------------------------------------------------
Sufficiency of assessments:     Independent Case              85%    90%     95%
Assessments are sufficiently    Review/Provider
comprehensive for the           Profiling
development of functional
treatment recommendations
-------------------------------------------------------------------------------
Member/family involvement       Independent Case              85%    90%     95%
Staff actively engage members/  Review/Provider
families in the treatment       Profiling
planning process
-------------------------------------------------------------------------------
Cultural competency:            Independent Case              70%    80%     95%
Members'/families' cultural     Review/Provider
preferences are assessed and    Profiling
included in the development of
treatment plans.
-------------------------------------------------------------------------------
Appropriateness of services:    Independent Case              85%    90%     95%
The types and intensity of      Review/Provider
services, including case        Profiling
management, are provided based
on the member's assessment and
treatment recommendations
-------------------------------------------------------------------------------
Informed consent:               Independent Case              80%    90%     95%
Members and/or parents/         Review/Provider
guardians are informed about    Profiling
and give consent for
prescribed medications
-------------------------------------------------------------------------------
Quality clinical outcomes       Independent Case              80%    82%     85%
There is evidence of positive   Review/Provider
clinical outcomes for members   Profiling
receiving behavioral health
services.
-------------------------------------------------------------------------------
     DATA QUALITY INDICES - STANDARDS:
-------------------------------------------------------------------------------
The Contractor will submit CIS     Data Reports               90%    97%    100%
Intake and Assessment
information to the Department
for 97% of its enrolled member
within 14 days of the member's
enrollment date.
-------------------------------------------------------------------------------
The Contractor will submit         Data Reports               90%    97%    100%
CEDAR Enrollment information
to the Department for 97% of
its enrolled members within
20 days of the member's
enrollment date.
-------------------------------------------------------------------------------
The Contractor will submit all     Data Reports               90%    97%    100%
required CEDAR assessment
information to the Department
for 97% of its enrolled
members within 45 days of the
member's enrollment date.
-------------------------------------------------------------------------------

Final
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------
                                   SCHEDULE I
                               SPECIAL PROVISIONS

A.   CHILDREN'S SERVICES:

     1.   Financial Viability.

          The Contractor shall meet the following financial viability criteria, applying Generally Accepted Accounting Principles (GAAP), within 30 days prior to the effective date of the Subcontract with the RBHA. If the Contractor cannot meet the financial viability criteria the Contractor shall post a performance bond as described below in Section I.B., Performance Bond Requirements.

          a. Current Ratio: Current assets divided by current liabilities shall be equal to or greater than 1:1.

          b. Defensive Interval: Defensive Interval measures the Comprehensive Service Network's survivability in the absence of external cash flows. The required Defensive Interval is thirty (30) days and is based on the following required calculation:

                            (Cash + Cash Equivalents)
                  ---------------------------------------------
                  (Operating Expenses - Non Cash Expense Items)
                         [Period Being Measured in Days]

          c.   Maintenance of Minimum Capitalization:

               i.    Total Net Assets or Stockholders' Equity,

                     . less the value of any performance bonds funded on the balance sheet;
                     . less Board of Directors' or financial institution's reserve requirements;
                     . less projected loss from the Balance Sheet dated through end of fiscal year;
                     . plus projected surplus from the Balance Sheet dated through end of fiscal year; shall be equal to or greater than one hundred percent (100%) of the monthly payments paid to the Contractor based on the annual Subcontract award amount or IBNR plus RBUCS, whichever is greater.

               ii. The Contractor is required to maintain these thresholds and shall demonstrate compliance on a monthly basis.

               iii. The Contractor not meeting the above minimum financial viability criteria must submit a plan that details when these standards will be met. The RBHA reserves the right to require the procurement of a performance bond within 30 days from notification should the Contractor fail to meet and maintain the financial viability criteria.

     2.   Performance Bond Requirements.

          a. A Contractor who fails to meet the financial viability criteria established above will be required by the RBHA to post a performance bond equal to one monthly payment less pharmacy withhold. The performance bond shall be payable to the RBHA.

          b. The RBHA shall have up to 180 days to release the performance bond upon the termination or conclusion of this Subcontract Agreement.

          c. If, at any time during the contract term, the performance bond requirement changes by 10% or more due to an adjustment in the monthly payment less the pharmacy withhold, the Contractor will be required to adjust the performance bond to equal 100% of one month's payment less the pharmacy withhold within thirty (30) days of notification received by the RBHA.

     3.   Performance Bond Descriptions.

          The RBHA allows several ways to satisfy Performance Bonds, as follows:

Final 12-12-03
Effective 7-1-03                     Page 55

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          a.   Certificate of Deposit

               i.    Assignment to the RBHA

                     The completion of the Assignment to RBHA Certificate of Deposit form is the Contractor's responsibility. Only Certificates of Deposit (CD) from banks, savings and loans or credit unions, insured by the appropriate federal institution, are acceptable for the Performance Bond requirement.

               ii.   Withdrawal of Certificate of Deposit

                     The Contractor must send a letter to CPSA, (attention to the Chief Financial Officer), requesting the release of a specific CD. The letter must include:

                     .  The name of the institution issuing the CD

                     .  The certificate number

                     .  The amount of the CD

                     .  The manner in which the CD is to be returned to the RBHA

                     .  The name of a contact person

          b.   Irrevocable Letter of Credit

               i. Assignment to the RBHA The completion of the Assignment of RBHA Certificate of Irrevocable Letter of Credit form is the Contractor's responsibility.

               ii. The Contractor should secure approval from CPSA CFO prior to posting a Letter of Credit (LOC) as a Performance Bond. Only stand-by LOC's are acceptable. In the case of an irrevocable letter of credit (stand by type only), the letter shall be issued by:

                     . A bank doing business in Arizona and insured by the Federal Deposit Insurance Corporation, or

                     . A savings and loan association doing business in Arizona and insured by the Federal Savings and Loan Insurance Corporation, or

                     . A credit union doing business in Arizona and insured by the National Credit Union Administration.

                     The request for approval must include:

                     .  General requirements of the proposed LOC

                     . An amount that meets or exceeds the Performance Bond Requirements

                     . A time period that meets or exceeds the CPSA contract term, plus one month

                     . CPSA must receive a signed extension of the LOC at least 60 days prior to the expiration of the LOC.

               iii.  Return of Original Letters of Credit

                     Original Letter of Credit will be returned to the maker upon:

                     .  Termination of the LOC

                     . Satisfying the Performance Bond requirement with another acceptable form.

          c.   Surety Bond

               i.    Assignment to the RBHA

                     The Contractor shall secure approval from the CPSA CFO prior to posting a Surety Bond as a Performance Bond. The request for approval must include:

                     The general requirements of the Surety Bond:

                     . An amount that meets or exceeds the Performance Bond requirement

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Effective 7-1-03                     Page 56

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                     . A time period that meets or exceeds the Contractor's contract term plus one month

                     . CPSA must receive a signed extension of the bond 60 days prior to the bond expiration date

                     . The Contractor must send two copies of the Surety Bond agreement to the CPSA CFO ten working days prior to the execution date of the agreement

                     CPSA will notify the Contractor in writing of the acceptance of the Surety Bond or of any necessary changes within five days of receipt of agreement. After the agreement is executed, the Contractor must send the original Surety Bond to CPSA, office of the CFO. The original will be held by CPSA in safekeeping until the agreement ends or is terminated by the parties.

               ii.   Return of Surety Bond

                     The original Surety Bond will be returned to the makers upon:

                     .  Termination of the Surety Bond

                     . Satisfying the Performance Bond requirement with another acceptable form.

          d.   Substitute Securities

               A full listing of acceptable substitute securities is described below. The acceptable list is complete, no others can be substituted. The listing of unacceptable securities is not comprehensive; it is designed only to give an idea of common securities that have already been considered and rejected. CPSA will periodically review the acceptable substitutes and consider options as needed.

               The completion of the Assignment of RBHA Certificate of Securities Form is the Contractor's responsibility.

               i. United States Treasury Bills (T-Bills). Similar to the Treasury Notes and Bonds, except they are much shorter in term, three, six and twelve months, and are sold at a discount. This means that less than the face amount is paid for the original purchase price and the face amount is recovered at maturity. The interest earned is the difference between the amount paid and the par value of the T-Bill.

               ii. United States Treasury Notes and Bonds. This type of security is backed by the full faith and credit of the United States Government. These are notes, with maturities ranging from two to thirty years. Interest is paid semi-annually on the anniversary of the issued date and six months later. They are considered coupon securities even though they are now mostly in book entry form. Ownership is simply entered in the computers of the Federal Reserve. Interest is paid by the Federal Reserve issuing credits to members that the notes are recorded through, and the banks credit the customer's account. These notes and bonds shall be held by the custodian of the State Treasurer (Bank of New York-Western Trust Company.) They may not be released or substituted without DBHS approval.

               iii. Federal Farm Credit Funding Corporation (FFCB). The FFCB is 37 banks that issue two types of securities that can be substitutes for the performance bond, Consolidated System wide bonds and Consolidated System wide notes. The securities are the joint and several obligations of all 37 member banks of the FFCB.

               iv. Federal Home Loan Banks (FHLB). The FHLB serves the same function for the Savings and Loan industry as the Federal Reserve does for the banking industry. It is owned by the member Savings and Loan and issues coupon interest bonds much like Federal Reserve.

               v. Federal National Mortgage Association (FNMA). FNMA issues two types of securities, coupon interest bonds and mortgage bonds. The coupon interest bonds are acceptable for the Performance Bonds. The Mortgage bonds are not acceptable because of the repayment of the principal over the life of the bonds.

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Effective 7-1-03                     Page 57

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               vi.   Securities NOT acceptable to RBHA:

                     .  Federal Home Loan Mortgage Corporation (FHLMC)

                     .  Governmental National Mortgage Association (GNMA)

                     .  Municipal Bonds

                     .  Corporate Bonds

                     .  Commercial Paper

                     .  Stocks

                     . Letter of Credit fro other than a Bank, Savings and Loan or Credit Union

                     .  Banker's acceptance

                     .  Mutual Funds

                     . Letter of Credit (guarantee) from any parent organization

     4.   Pharmacy Pool.

          In order to determine the current monthly pharmacy withhold amount, the RBHA applies the most current pharmacy cost data against the gross case rate payment. Once the actual pharmacy cost data is received for each respective month, the applied withhold for that month will be compared to the actual pharmacy costs for that month and an adjustment made to zero out any variances. Any variance (+/-) is applied as part of the current month's pharmacy withholds.

          The RBHA will pay the contracted Third Party Pharmacy Administrator on a bimonthly basis for all pharmacy costs related to members from the respective Comprehensive Service Network withhold amounts.

B.   METHOD OF COMPENSATION:

     1. Case Rate: On [K1]a monthly basis, gross case rate payments are calculated based on the Contractor's assigned capacity, by population, multiplied by the contracted case rate (gross case rate). The gross case rate is reduced by the monthly pharmacy withhold amount resulting in the net case rate payment. The case rate includes Medicare co-insurance and deductibles where applicable.

          Assuming actual enrolled members do not fall below 85% of capacity for SMI members and 90% of capacity for Children, the total funded amount will remain constant. In the event actual assigned members fall below the thresholds described above, RBHA retains the right to review for consideration of appropriate adjustment of Contractor's capacities and/or case rates. In the event assigned/enrolled SMI members or Children exceed 110% of system wide capacity, the RBHA and the Contractor shall review and may consider adjustments as appropriate.

          The RBHA also may adjust capacity downward if enrollment decreases are due to member dissatisfaction or other quality or programmatic issues, resulting in increased assignments to other contracted Contractors.






     2.   Capacity by Population.

=====================================================
             Categories                      Capacity
-----------------------------------------------------
Children Title XIX                              1,072
-----------------------------------------------------
Children Non-Title XIX                            124
-----------------------------------------------------
Total Children:                                 1,196
=====================================================

     3. Capacity Payment: Subject [K2]a to the availability of funds and the terms and conditions of the Subcontract, the RBHA shall disburse payments in accordance with this Subcontract, provided that the Contractor's performance is in compliance with the terms and conditions of the Subcontract.

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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          The RBHA distributes the net case rate payment prospectively by the 15th of each month, pending the RBHA's receipt of ADHS funding. If funding is delayed to the RBHA from ADHS, the net case rate payment may be distributed on the day funds are deposited and verified in the RBHA covered services account. The RBHA reserves the option to make payments by wire and shall provide at least thirty (30) days notice prior to the effective date of any such change.

          At the discretion of the RBHA, supplemental or additional payments may be distributed outside of the contracted payment methodology.

          To ensure full recognition of encounter data, reconciliation will continue up to 180 days following the end of the contract year. The RBHA will recoup funds paid to the Contractor that are not supported by encounter data at the end of the reconciliation period, in accordance with CPSA Policy and Procedure 8.09.

     4.   Title XIX DD.

          a. The RBHA reserves the right to renegotiate the services, rates, program budget and/or method of compensation as set forth in these Special Provisions.

          b. The RBHA reserves the right to convert the provision of Title XIX DD services from the payment mechanism described in Paragraphs f. and g. below to a fee-for-service or case rate mechanism at its discretion and within thirty (30) days notice to the Contractor.

          c. The annual funding allocation for Title XIX DD services is identified and incorporated herein as Schedule III, Program Funding Allocation.

          d. Full compensation to the Contractor for all services rendered pursuant to this Subcontract will be either the actual value of the clean claims/encounters successfully adjudicated and approved by the CPSA Claims/Encounter System or the Schedule of Program Funding Allocation established in Paragraph c. above, whichever is less.

          e. Contractor agrees to render the Covered Services set forth in the Subvention Scope of Work throughout the entire contract year.

          f. The Contractor and its Subcontracted Providers shall submit 100% of claims/encounters for all Covered Services provided to Members, even if the claim amount/encounter data value exceeds the contract-ceiling amount in Schedule III, Program Funding Allocation. All submissions shall meet CPSA's ECURA System requirements.

          g. Monthly One-Twelfth Payments: Payments due to the Contractor will be determined on a monthly basis and paid to the Contractor in accordance with the following:

               i. Payment of monthly installment amount will be made by the RBHA on the 15th day of each month, beginning with the first month of the contract year.

               ii. On an on-going monthly basis, the RBHA will monitor and reconcile year-to-date encounter values approved by the CPSA Claims/Encounter System to the corresponding year-to-date payments in accordance to the Attachment 8, Reconciliation Period.

               iii. To ensure full recognition of encounter data, reconciliation will continue up to 180 days following the end of the contract year. The RBHA will recoup funds paid to the Contractor that are not supported by encounter data at the end of the reconciliation period in accordance with CPSA Policy and Procedure 8.09.

               iv. The RBHA reserves the right to suspend one-twelfth payments if the year-to-date encounter data is not sufficient to support the year-to-date payments at any time during the contract year. In the event of such a suspension, payments to the Contractor shall continue in accordance to the Monthly Encounter payment mechanism described below.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
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                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          h. At the discretion of the RHBA, supplemental or additional payments may be distributed outside of the contracted payment methodology and program budget.

     5.   KidsCare TXXI.

          a. The RBHA reserves the right to renegotiate the services, rates, and/or method of compensation as set forth in these Special Provisions.

          b. The RBHA reserves the right to convert the provision of Title XXI KidsCare Services from the Fee-For-Service payment mechanism described in paragraph 5.d., below to a case rate mechanism at its discretion and within thirty (30) days notice to Contractor.

          c. Contractor shall be reimbursed on a fee-for-service basis for Covered Services provided to a Title XXI Member.

          d. Monthly payments to the Contractor will be made by the RBHA on the last day of each month for the previous month's adjudicated claims in the CPSA Claims/Encounter System. An Explanation of Benefits (EOB) will be included with the payment distribution for all adjudicated claims included in the payment.

          e. The RBHA shall distribute payments in accordance with these provisions as long as the RBHA has received funding from ADHS/DBHS. If funding from ADHS to the RBHA is delayed, funding to Contractor may occur the day funds are deposited and verified to RBHA accounts.

          f. The Contractor and its Subcontracted Providers shall submit 100% of claims/encounters for all Covered Services provided to Members under the terms of this Subcontract. All submissions shall meet CPSA's ECURA System requirements.

          g. At the discretion of the RHBA, supplemental or additional payments may be distributed outside of the contracted payment methodology and program budget.

     6.   [A3]Federal Grant.

          Payments due to the Contractor shall be determine on a cost reimbursement basis and paid to the Contractor in accordance with the following:

          a. Staffing of Care Coordinators: The RBHA shall reimburse the Contractor 100% of the actual costs for Federal Grant Care Coordinator staff as described in Schedule II, Scope of Work, under Federal Grant section. The balance of the staffing costs for Care Coordinators shall be paid for by the Contractor and may be used as in-kind match if paid for using Non-Title XIX funds.

          b. The RBHA shall reimburse the Contractor for 100% of the actual costs for travel and mileage.

          c. The following reporting requirements apply to contract year four, (July 1, 2003 through August 31, 2003) and contract year five, (September 1, 2003 through June 30, 2004):

               Contractor shall submit a Federal Grant Contractor's Expenditure Report (CER) by the fifteenth (15th) day following the end of the month in which Federal Grant staffing and travel expenses were incurred. The CER shall detail salaries, ERE or flex cafeteria plan, and mileage (not to exceed IRS maximum allowable) for the reporting period commencing for the dates referenced at the beginning of this paragraph. Copies of all reimbursed mileage reports and related payroll reports must be attached to the CER to support the monthly expenses reported and requested for reimbursement. (ERE includes FICA, health, dental, life insurance, disability, workman's compensation and state unemployment.)

          d. Reimbursements will be distributed based on actual expenditures reported by the Contractor and approved by CPSA. The RBHA shall reimburse the Contractor within fifteen (15) days of receipt and approval of the CER.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

C.   ACCOUNTING FOR FUNDS:

     1. The practices, procedures and standards specified in the CPSA Provider Financial Reporting Guide shall be used by the Contractor in the management, recording and reporting of funds by the RBHA when performing a contract audit.

     2. Records/Administrative Costs: The Contractor shall establish and maintain financial and personnel records so as to verify that administrative monies expended do not exceed the total amount allowed for such administrative service expenditures. Administrative services are defined in Attachment 1, Definitions.

     3. Federal Block Grant Monies: The Contractor shall comply with all terms and conditions of the ADAMHA Block Grant Program ADAMHA Reorganization Act, P.L. 102-321, Section 201 Part B of Title XIX of the Public Health Service Act (42 U.S.C. 300x et. seq.) or as modified and RBHA policy. With regard to the Community Mental Health Block Grant, the Contractor shall:

          a. establish accounting procedures consistent with the requirements of the ADAMHA Block Grant Program and RBHA policy and

          b. ensure that block grant funds are accounted for in a manner that permits separate reporting for mental health and substance abuse services.

     4. All funds received shall be separately accounted for in accordance with the requirements outlined in the CPSA Provider Financial Reporting Guide.

     5. The RBHA reserves the right to withhold and/or recoup funds in accordance with any remedies allowed under this Subcontract and in accordance with RBHA policies and procedures. Any recoupments imposed by AHCCCS and/or ADHS against the RBHA and passed through to the Contractor shall be reimbursed to the RBHA upon demand.

D.   FINANCIAL AUDITS:

     A supplemental schedule of revenue and expenses shall be included as supplementary information; this information shall be subjected to the auditing procedures applied in the audit of the basic financial statements and shall be included as part of the audit report. The format of the supplemental schedule shall be as determined by the RBHA.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                   SCHEDULE II
                                  SCOPE OF WORK

A.   PURPOSE OF PROGRAM:

     To provide a complete and integrated continuum of behavioral health services to enrolled Children.

B.   EFFECTIVE DATE:

     July 1, 2003 - June 30, 2005

C.   POPULATION SERVED:

     Children - Title XIX/XXI and Non-Title XIX/XXI

D.   PROVIDER NETWORK REQUIREMENTS:

     1. The Contractor shall establish and maintain a provider network that is capable of delivering a full continuum of treatment, rehabilitative and supportive services for Title [DK2]XIX/XXI Children and services for Non-Title XIX/XXI Children in accordance with the defined capacity and benefit package.

     2. Provider network management is based on the premise that all mandated and appropriate covered services will be of high quality and provided in a culturally competent manner, in the least restrictive environments, accessible to all populations and sensitive to consumer choice.

     3. The Contractor must maintain a continuum of care, which provides all Covered Services for the populations served. The continuum of care may be provided directly or through contractual arrangements with qualified providers (Subcontracted Providers). The Contractor shall:

          a. Communicate with Subcontracted Providers regarding Subcontract requirements and program changes;

          b. Monitor and maintain Subcontracted Provider compliance with RBHA, and ADHS policies and rules;

          c. Ensure [DK4]service accessibility, including monitoring the adequacy of appointment processes; and

          d. Ensure [DK5]the delivery of Covered Services and quality care throughout the provider network.

          The Contractor shall ensure that:

          a. Capacity to serve eligible and enrolled persons of non-dominant culture and ethnicity is demonstrated;

          b. Unnecessary use of emergency departments and urgent care centers is reduced;

          c.   Use of detention centers is reduced;

          d. Network capacity is monitored continuously to ensure that there are sufficient qualified providers to serve the number and specialized needs of enrolled persons and to ensure member choice of qualified providers; and

          e. Member choice is available to the populations served, through the establishment of linkages with qualified professionals and other available resources.

     4. The Contractor shall develop a provider network and implement provider selection, licensure, certification and credentialing criteria, subject to RBHA approval, in accordance with this Subcontract and consistent with all State and Federal policies, regulations and requirements.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     5. The Contractor may choose to provide Covered Services within their own facilities or programs or through contractual arrangements with qualified providers. All subcontracts developed by the Contractor for the delivery of Covered Services shall meet the requirements outlined in Section C. General Requirements, paragraph 10., Subcontracts and Assignments.

     6. The Contractor shall ensure that Covered Services are provided promptly and are reasonably accessible in terms of location and hours of operation. There shall be sufficient professional personnel for the provision of Covered Services including emergency care on a 24 hours a day, 7 days a week basis.

     7. Contractor shall provide enrolled persons choice within the provider network, subject to reasonable frequency limitations and contingent on the availability within the Contractor's service network of an alternative that is suitable to meet the enrolled member's needs.

     8. Contractor shall ensure that children with special health care needs have adequate access to behavioral health practitioners with experience in treating the child's diagnosed condition.

     9. Contractor shall ensure that interpreters of any language are available free of charge for eligible or enrolled persons to ensure appropriate delivery of covered services.

     10. Contractor is encouraged to use consumers of behavioral health services and their families to provide supportive services to enrolled members including payment, as appropriate, for those services. Consumers and families shall receive appropriate training and must meet requirements for service provision under this Subcontract.

     11. The Contractor shall ensure that its providers are not restricted or inhibited in any way from communicating freely with eligible or enrolled persons regarding behavioral health care, medical needs, and treatment options, even if the needed services are not covered by the Contractor.

     12. The Contractor shall have sufficient numbers of providers including licensed medical professionals and clinician personnel to fulfill the requirements outlined in this Subcontract including, but not limited to, clinicians completing assessments, clinicians designated as Clinical Liaisons and medical professionals to provide psychiatric services.

     13. The Contractor shall recruit, credential, evaluate and monitor providers with an appropriate combination of skills, training and experience to provide Covered Services under this Subcontract.

     14. The Contractor shall not discriminate with respect to participation in the Title XIX/XXI program, reimbursement or indemnification against any Subcontracted Provider based solely on the provider's type of licensure or certification. In addition, the Contractor must not discriminate against particular providers that serve high-risk populations or specialize in conditions that require costly treatment. This provision, however, does not limit the Contractor from limiting provider participation to the extent necessary to meet the needs of eligible or enrolled persons. This provision also does not interfere with measures established by ADHS or the Contractor to control costs consistent with responsibilities under this Subcontract nor does it preclude the Contractor from using different reimbursement amounts for different specialists or for different practitioners in the same specialty.

     15. If the Contactor declines to include individuals or groups of providers in its network, it must give the affected providers written notice of the reason for its decision. The Contractor may not include providers in the network that are excluded from participation in Federal health care programs, under either Section 1128 or Section 1128A of the Social Security Act.

     16. All material changes in the provider network, during the term of this Subcontract, must be approved in advance by the RBHA. The RBHA will assess proposed changes in the provider network for potential impact on enrolled members' health and provide written response to the Contractor within fourteen (14) days of receipt of request.

     17. The Contractor shall notify the RBHA within one (1) working day of any unforeseen material change in services or personnel. This notification shall include information about how the change will affect

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          the delivery of Covered Services and the Contractor's plans for maintaining quality of care if the provider network change is likely to result in deficient delivery of Covered Services.

     18. If the Contractor or its Subcontracted Provider network is unable to provide medically necessary services required under this Subcontract, the Contractor shall ensure timely and adequate coverage of these services through an out-of-network provider until a network provider is contracted. The Contractor shall coordinate with respect to authorization and payment under these circumstances.

     19. If a Subcontracted Provider subsequently fails to meet licensure criteria, or if a provider subcontract is being terminated or suspended, the Contractor shall notify the RBHA within five (5) days of learning of the deficiency or of deciding to terminate or suspend.

     20. Contractor shall establish and maintain a community-based governing or advisory board for local decision-making and input into service delivery.

E.   DESIGNATED SERVICE PROVIDER:

     The Contractor shall function as the Designated Service Provider for the following rural geographic subdivisions:

     1.   Marana - Subdivision B and Ba, which includes:

          a.   Marana;

          b.   Saguaro;

          c.   Silver Bell;

          d.   Avra Valley;

          e.   Rillito;

          f.   Cortaro; and

          g.   Catalina.

     As a Designated Service Provider, the Contractor will maintain a physical presence in each rural subdivision indicated above throughout the term of this Subcontract.

F.   MINIMUM STAFFING REQUIREMENTS:

     The Contractor shall maintain organizational, managerial and administrative systems and staff capable of fulfilling all contractual requirements and shall employ staff persons with adequate time designated to carry out the required functions. The service continuum will be adequately staffed to ensure that a full array of covered behavioral health services are available on a 24 hour per day, 7 day per week basis. Minimum staffing requirements are met by adherence to the ADHS/DBHS Licensure regulations as required by A.A.C. Title 9, Chapter 20 (Licensure).

     The Contractor employs or contracts with staff capable of fulfilling all Subcontract requirements by ensuring that all staff has appropriate training, education, experience orientation and credentialing to fill the requirements of their positions. The Contractor ensures that staff training includes, but is not limited to, linguistically and culturally appropriate practices. Minimum staffing requirements include the following:

     1. At minimum, the provider network shall include the following staff and services:

          a. Sufficient psychiatrists, certified nurse practitioners, or physician assistants to meet the requirements specified in ADHS/DBHS Timeliness of Services policy.

          b. A board certified or board qualified psychiatrist shall be available 24 hours per day, 7 days per week for consultation to the clinical staff regarding member-related clinical issues.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          c. Access [DK8]to at least one (1) psychiatrist who is board certified/board qualified in child and adolescent psychiatry.

          d. The Contractor shall have the ability to hospitalize members when medially necessary through the use and establishment of subcontracts with multiple inpatient facilities.

     2. Staff is available to provide timely response routine, urgent or immediate requests for service on a 24-hour per day basis, 7 days a week according to ADHS/DBHS Policy.

     3.   Required Staff Positions:

          a. Medical Director: The Contractor shall designate a Medical Director who shall be available on a continuing basis to work with the RBHA medical staff to ensure administration and delivery of high quality, medically appropriate care including care provided by Subcontracted Providers.

               Contractor shall have a qualified psychiatrist who serves as the Medical Director of the network. "The Medical Director shall have ultimate clinical authority, but must function as a collaborator and team member, both with the administration and with clinicians or other disciplines, in order to be maximally effective in accomplishing the goals and functions of the position." (Adapted from the APA Guidelines for Psychiatric Practice in State and Community Psychiatry Systems, 1993).

               The Medical Director shall have sufficient time to perform both clinical and administrative duties. Administrative duties include, but are not limited to, attendance at required meetings convened by the RBHA and ultimate authority for ensuring psychiatric oversight in:

               i. Emergency Services. Review of all dispositions through a defined protocol.

               ii. Acute Care Services. Admissions and discharge decisions, level of care determinations, direct supervision of care, and denial of requested services based on established medical necessity criteria as established by the RBHA.

               iii. Outpatient and Residential Services. Participation and/or leadership in regular interdisciplinary team case reviews, including review and signature of treatment plans and Individual Service Plans that address the entire spectrum of bio-psychosocial needs of members.

               iv. Other medical care delivery and coordination with member's primary care physician.

               Additional duties include:

               i. Development of job descriptions for provider psychiatrists, nurse practitioners and physician assistants.

               ii. Assuring the adequacy of psychiatric staffing to meet members' needs in a timely and clinically safe manner.

               iii.  Recruitment and supervision of provider psychiatric staff.

               iv.   Staff training.

               v. Direct involvement in the quality management and utilization management processes of the Contractor.

               vi. In conjunction with other provider Medical Directors and the RBHA Medical Director, development and refinement of standards of practice for psychiatric services in each program or level of care, medical and psychiatric evaluation, treatment protocols, level of care criteria, admission and discharge criteria, and documentation standards for psychiatric providers.

               vii.  Involvement in the grievance and appeal process.

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               viii. Involvement in the Title 36 process, including the
                     assurance that psychiatric providers will be available for required testimony and court appearances in any and all Title 36 proceedings.

               ix. Assurance of ongoing coordination of care of members confined to the Arizona State Hospital (ASH).

          b. Clinical Liaison: shall be assigned to all members to complete the assessment and service planning processes and provide clinical oversight to ensure the provision of necessary covered services. Clinical Liaisons must meet the current licensure standards as a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R-20-306.

          c. Intake Staff: shall be available to provide routine and urgent intakes according to established time frames. Initial assessments must be performed by a Behavioral Health Professional or Licensed Behavioral Health Technician who is credentialed and privileged to do so. Each intake site must have a person trained in financial screening and dedicated to the completion of applications for public benefits.

          d. HB 2003 Staff: The Contractor shall deploy two HB 2003 staff positions that are co-located, one at the PCJCC, and one at designated DES offices. Staff members in these positions are on site a minimum of 32 hours per week to provide coordination of care with Child Protective Services (CPS) case managers, probation officers and court staff. Staff members deployed to PCJCC shall coordinate their activities with the CPSA Criminal Justice Specialist for juvenile services at PCJCC. Collaboration is carried out with detention and vendor staff providing behavioral health services for youth in detention.

          e. Federal Grant Funded Staff: The Contractor will employ three fulltime grant funded staff who will participate in the implementation of a system of care based on the Arizona Vision and Principles. Designation of the grant funded positions will be developed and revised within the identified structures for oversight of the Grant.

          f. Title 8 Involuntary Commitment Liaison: Contractor shall appoint a Title 8 Involuntary Commitment Liaison for all covered populations to coordinate with the County Attorneys or Attorney General regarding commitment procedures initiated on Contractor-assigned members.

          g. Arizona State Hospital (ASH) Liaison: The Contractor shall appoint an ASH Liaison for all covered populations who has the authority to commit resources of the Contractor in finalizing discharge planning for its enrolled members in ASH. Other duties of the assigned ASH Liaison can be found in Section S., Coordination of Care and RBHA Policy No. 6.36.

          h. Special Child Populations: The Contractor shall be responsible for identifying one or more contact person(s) for each Special Population, in addition to those listed above. These populations include the following:

               i.    Children assigned to ADES/CPS;

               ii.   Children assigned to AOC;

               iii.  Children assigned to ADES/DDD; and

               iv.   Children assigned to ADJC.

               The contact person shall interact with the RBHA staff member assigned to each population.

          i. Quality Management (QM)/Utilization Management (UM): The Contractor shall designate an appropriately qualified person to oversee QM/UM functions both internally and externally, and to represent the Contractor by attending monthly QM meetings and monthly UM meetings facilitated by the RBHA. The Contractor shall maintain the key tenets of a QM and UM program, including key functions of Performance Improvement in accordance with the Joint

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               Commission of Accreditation of Heath Care Organizations (JCAHO). The Contractor's approach to improving its performance shall include the following essential processes:

               i.    Designing processes;

               ii.   Monitoring performance through data collection;

               iii.  Analyzing current performance; and

               iv.   Improving and sustaining improved performance.

          j. Teleconferencing: The Contractor shall designate a staff member with sufficient time allocated to be responsible for the coordination of the telecommunications system, in conjunction with the RBHA Communications and Information Specialist. This shall include the expertise to oversee the scheduling of the teleconferencing equipment and troubleshooting technical difficulties during teleconferenced meetings or sessions.

          k. Planning: The Contractor shall identify a staff member who is responsible for both coordinating planning activities and interfacing with the RBHA in its planning process. Activities include, but are not limited to, participation in meetings or community input activities, compiling data or survey instruments required by the RBHA or ADHS, and submitting required reports to the RBHA for the purposes of system-wide services planning.

          l. Contract Administration: The Contractor shall assign a staff member to coordinate the contract administration functions including, but not limited to, contract development and negotiation, provider credentialing and re-credentialing activities, provider registration requirements, attendance at quarterly contracts meetings and oversight of the provider network, and to act as a liaison with RBHA contracts staff.

G.   SERVICE AVAILABILITY:

     1. The Contractor must provide to the Member, in writing, instructions for how to access 24-hour behavioral health and case management services.

     2. Intake services are available during non-business hours to accommodate Member's access into the system. Intake services are also available outside the Contractor's office, i.e. schools, homes, wellness centers, etc.

     3. Covered Services are available and provided for non-English speaking members and their families.

H.   CAPACITY:

     The service continuum must provide a comprehensive system of care with the capacity to effectively deliver covered behavioral health services to enrolled children and their families.

I.   MEMBER ELIGIBILITY:

     1. All Title XIX/XXI Children are eligible for Covered Services. CPSA is a payer of last resort and a financial assessment must be completed for Non-Title XIX/XXI member or Title XIX/XXI members receiving a Non-Title XIX/XXI service to determine assessment of co-payment. Coordination of benefits must occur. The Non-Title XIX/XXI member is to be assisted in applying for entitlements.

     2. All Title XIX/XXI Members shall receive necessary covered services to meet their behavioral health needs. Non-Title XIX/XXI Members shall also receive behavioral health services in accordance with the Summary of Benefits as related to Non Title XIX/XXI members to the extent that funding allows.

     3. Non-Title XIX Children/Adults with an IEP are eligible for service funded with Seriously Emotionally Handicapped (SEH) dollars. Services to a Seriously Emotionally Handicapped child/adult must be tracked and reported quarterly to CPSA. Each Seriously Emotionally Handicapped identified

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          child/adult must have an Arizona Department of Education (ADE) letter signed by the school special education department and filed in the Member's chart.

     4. Children enrolled in the Federal Grant includes youth and their families who reside in Pima County and meet the following criteria:
          Title XIX/XXI children who are Seriously Emotionally Disturbed (SED) and enrolled in a Comprehensive Service Network who are concurrently involved with at least one other child serving system including; Child Protective Services, Division of Developmental Disabilities, Special Education, Pima County Juvenile Court Center, Department of Juvenile Corrections or Tohono O'Odham Child Welfare

J.   REFERRALS:

     1. The Contractor must accept and track referrals according to ADHS/DBHS Referral policy requirements.

     2. Intakes are completed within the timeframes required. The first service is delivered within 23 days of the intake and enrollment. When indicated, the first psychiatric visit must occur within 30 days of initial evaluation.

     3. Contractors who provide SMI and Title XIX/XXI General Mental Health services will accept referrals of enrolled children within 6 months of their upcoming 18th birthday. The adult Contractor will coordinate and cooperate with the children's service Contractor to ensure smooth transition into the adult programs upon the child turning 18 years of age.

K.   MEMBER INTAKE AND ENROLLMENT:

     4. Contractor will accept a Member assigned by CPSA Member Services. In the event that a Member's eligibility is questioned, the Contractor Appeals Process may be used. During the appeal, the Contractor will continue provision of Covered Services to the assigned Member.

     5.   The Contractor will maintain an adequate number of intake sites.

          a. Scheduled hours for intake appointments must ensure accessibility and ease of entry into the behavioral health system.

          b. All service sites must be staffed adequately to complete SMI determinations within time frames established by A.A.C. Title 9, Chapter 21 and ADHS/DBHS SMI Determination Policy No. 1.14.

          c. Each intake site must have a person trained in financial screening and dedicated to the completion of applications for public benefits according to ADHS/DBHS Title XIX and Title XXI Eligibility Policy No. 2.18.

     6. Eligible persons are enrolled offered an intake appointment within the time frames required by ADHS/DBHS based on the referral status. Enrollment occurs the effective date of intake.

     7. Children who meet criteria for enrollment in the Federal Grant will be identified as such and enrolled through a Change in Enrollment Process and following the Instructions for Enrolling Children in the Federal Grant.

     8. Inter-RBHA and Inter-Network transfers receive intake and enrollment in accordance with ADHS/DBHS and CPSA policies regarding transfers. Children transferring from the children's system will be assigned to the adult Contractor on the date of their 18th birthday. All adult Contractors will participate in staffings and active treatment of child Members who are turning 18 at minimum six months prior to their 18th birthday and have a pending assignment to that adult Contractor. An intake appointment to review the clinical and financial assessment of the now adult Member will be scheduled to occur for the Member no later than the day after the 18th birthday.

     9. Initial assessments will be performed by qualified clinicians. SMI determinations will occur during intakes of children who are 17.5 years or older, if clinically indicated.

Final
Effective 7-01-03                    Page 68

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     10. The intake Contractor will screen Non-Title XIX/XXI members for AHCCCS eligibility for and will assist the eligible or enrolled person in applying for such entitlements according to the ADHS/DBHS policy.

     11. Every enrolled Member must be assigned to a Clinical Liaison at time of intake. At intake, written materials will be provided to the Member to include at a minimum: Rights and Responsibilities of Members, name and phone number of their assigned Clinical Liaison and the procedure for reaching the Clinical Liaison or their designee in the event of an urgent or emergent need.

L.   MEMBER ASSESSMENT:

     1. Financial assessments must be completed by staff trained in financial assessment procedures according to ADHS/DBHS Provider Manual.

     2. All initial assessments shall be performed by [A13]a clinician who is credentialed and privileged and who is either a behavioral health professional or a behavioral health technician under the supervision of a behavioral health professional[K14]

     3. Initial assessments must be completed in accordance with ADHS/DBHS policy and protocol. If initial assessment indicates the individual may have a serious mental illness, an evaluation for SMI Determination is conducted within 3 days of screening or request for evaluation. SMI determinations will occur during intakes of children who are 17.5 years or older, if appropriate.

     4. A Behavioral Health Assessment is completed on all Members upon intake and updated annually. The ADHS/DBHS Behavioral Health Assessment is used.

M.   MEMBER ASSIGNMENT:

     1. Member assignment to the Contractor shall be based upon member choice, geographic location, and on a proportional assignment procedure as described in RBHA policies and procedures. Assignment of members to the Contractor shall be at the sole discretion of RBHA based on the RBHA polices and procedures. The RBHA shall assign members to the Contractor in an equitable manner taking into account the Contractor's capacity. The RBHA may adjust the Contractor's capacity based upon contract performance or QM findings at its discretion. The Contractor must accept enrollment of all members assigned to the Contractor by the RBHA for Covered Services

     2. Members may change their assigned Comprehensive Service Network at the discretion of the RBHA based upon established criteria and guidelines in RBHA Policies and Procedures. The Contractor will facilitate the transfer of clinical information according to RBHA Policies and Procedures.

          a. The Contractor shall accept responsibility programmatically and financially as of the date of the member's assignment to the Contractor, which shall occur upon the complete transfer of the member's clinical information.

N.   LENGTH OF STAY:

     1. The Contractor must implement a Utilization Management program to ensure medically necessary covered services are provided to all Title XIX/XXI Members to prevent disease, disability, and/or other adverse health conditions or their progression or to prolong life.

     2. Contractor will use ADHS/DBHS Level of Care in determining prior authorization and continued stay for Acute Inpatient and Level 1 Residential Treatment services.

     3. Contractor will use American Society of Addiction Medicine Patient Placement Criteria for determining level of care/length of stay/discharge planning for members with a primary or co-occurring substance use disorder(s).

     4. Contractor shall comply with Notice policy and procedures established by AHCCCS, ADHS/DBHS, and CPSA whenever covered services are denied, reduced, suspended, or terminated.

Final
Effective 7-01-03                    Page 69

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     5. Services shall not be denied solely because the enrolled person has a poor prognosis or has not shown improvement if the covered services are necessary to prevent regression or to maintain the present condition.

     6. The Contractor shall make repeated attempts to re-engage enrolled Members who refuse services or fail to appear for appointments if they are at risk of relapse, impending or continuing decompensation, or potential harm to self or others and the efforts must be documented according to ADHS/DBHS policy.

     7. If an enrolled Members who is still in need of covered services moves out of area or is transferred to an ALTCS Contractor, the Contractor shall assist the enrolled person to transfer to another RBHA Contractor or ALTCS Contractor. The Contractor is responsible for that Member until notified by CPSA that the transfer is approved and complete. The Contractor also continues to be responsible for the Members prescribed psychotropic medications.

     8. If an enrolled person is receiving psychotropic medications at the time of disenrollment, the Contractor shall ensure that a medical professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications for 30 days until an alternate provider has assumed responsibility for the care of the Member.

     9. A Member who no longer requires necessary Covered Services as indicated by the Service Plan is discharged from the Contractor and CPSA according to the ADHS/DBHS policy. A discharge summary is provided to the Member's PCP.

O.   CRISIS SERVICES.

     1. The RBHA, in concert with the Networks, is responsible for ensuring that Crisis Services, including detoxification services, are provided for eligible and enrolled persons who are at imminent risk of decompensation, relapse, hospitalization, risk of harm to self or others, or loss of residence due to a behavioral health condition. Services must be designed for crisis prevention, intervention and resolution in the least restrictive environment possible, consistent with need and community safety and delivered in compliance with the timelines stipulated in ADHS/DBHS policy.

          Crisis behavioral health services do not require prior authorization but shall be delivered in compliance with R9-22-210, R9-31-210, R9-22-1205, and R9-31-1205 and ADHS policy.

     2. The RBHA funds a Community-wide Crisis Provider in Pima County that delivers a range of crisis services to eligible persons and enrolled members 24 hours a day, 7 days a week. Although the Contractor is not expected to duplicate the range of services provided by the Community-wide Crisis Provider, as an Intake provider, the Contractor is expected to respond appropriately to eligible, but non-enrolled persons in crises, who may call or present as a walk-in at intake sites.

     3. The RBHA funds contracted providers to deliver Crisis Stabilization services for adolescents in a 10 bed unit and for children, 2 beds in a group home setting. The Contractor shall participate with these contracted providers to ensure appropriate utilization of these resources in accordance with protocols and scopes of work specific to these resources.

     4. The [K16]Contractor must render prior authorization decisions for non-emergency inpatient hospital admissions and sub-acute facilities for its members within one (1) hour of request by the inpatient or sub-acute facility or the Community-wide Crisis Provider.

     5. The Contractor is also responsible for developing a 24-hour a day/7-day a week response-capability for crisis or urgent situations for their enrolled members. The Contractor is responsible for ensuring that enrolled members are instructed on how to access crisis services whether at the provider sites or through the Pima County Community-Wide Crisis Provider. This information shall be given to the member in writing along with the name of the Clinical Liaison assigned to him/her. For members receiving case management services, crisis phone services and a site for walk-in services must be

Final
Effective 7-01-03                    Page 70

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          available through the Comprehensive Service Network. These crisis intervention services may be provided directly by the Contractor or through subcontract(s). Regardless of method for provision of crisis services, the member must have easy access to intervention for the crisis/urgent situation in compliance with all appointment standards

     6.   Coverage and Payment for Emergency Behavioral Health Services

          a. The Contractor must ensure coverage and payment for emergency behavioral health services and post stabilization services for Title XIX/XXI enrolled persons regardless of whether the provider that furnishes the service has a contract with the Contractor or its Subcontracted Providers.

          b.   The Contractor or its Subcontracted Providers may not:

               i. Limit what constitutes an emergency behavioral health condition as defined in CFR 438.114, on the basis of lists of diagnoses or symptoms;

               ii. Refuse to cover emergency behavioral health services based on the failure of the Subcontracted Provider, other provider, hospital or fiscal agent to notify the Contractor or is Subcontracted Providers of the Title XIX/XXI enrolled person's screening and treatment within 10 calendar days of presentation for emergency services. This notification stipulation is only related to the provision of emergency services.

          c. A Title XIX/XXI enrolled person who has an emergency behavioral health condition may not be held liable for payment of subsequent screening and treatment needed to diagnose the specific condition or stabilize the patient.

          d. When a Title XIX/XXI member presents in an emergency room setting, the member's AHCCCS acute care health plan is responsible for all emergency medical services including triage, physician assessment and diagnostic tests. The Contractor is responsible for medically necessary psychiatric and/or psychological consultations provided to Title XIX/XXI enrolled members in emergency room settings.

          e. The attending emergency physician, or the provider actually treating the Title XXI/XXI enrolled person, is responsible for determining when the person is sufficiently stabilized for transfer or discharge, and such determination is binding on the Contractor and its Subcontracted Providers.

     7. The Contractor shall participate with CPSA to develop and implement strategies to provide members with current, consistent information on behavioral health, wellness and treatment, as well as how best to access and obtain necessary services

P.   TRANSPORTATION:

     1. The Contractor shall provide covered transportation [A19]of Title XIX/XI eligible/enrolled persons to the emergency room in situations where the person is directed by a representative of the Contractors or its Subcontracted Providers to present in this setting to resolve a behavioral health crisis.

     2. Unless located in a general medical facility, the Contractor shall provide non-emergency transportation to a general medical facility for persons identified as requiring medical clearance prior to further behavioral health evaluation and treatment.

Q.   FAMILY PRESERVATION SERVICES

     Family Preservation services for Non Title XIX children that are referred by CPS through the HB 2003 co-located position are provided through a contracted provider with a static capacity of six (6) cases at any given time. The Network provides Family Preservation services, directly or through a contract, which are available for Non-Title XIX families at risk of having a child(ren) removed from the home, and for whom

Final
Effective 7-01-03                    Page 71

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     this service has been deemed safe and appropriate. These children/families are not enrolled in the behavioral health system. Family Preservation teams are available at the times necessitated by the family situation.

R.   FLEX FUND SERVICES:

     1. Flex Fund Services refers to funding that is designated by the Contractor a variety of one-time or occasional goods and/or services needed for enrolled members and their families, when the goods and/or services cannot be purchased by any other funding source, and the service or good is directly related to the enrolled member's treatment or service plan.

     2. Flex fund services and/or supports must be described in the member's service plan and must be related to one or more of the following outcomes: success in school, work or other occupation; living at the member's own home or with family; development and maintenance of personally satisfying relationships; prevention of or reduction in adverse outcomes, including arrests, delinquency, victimization and exploitation; and/or becoming or remaining stable and productive member of the community.

     3. Contractor shall deliver Flex Fund Services in accordance with the ADHS/DBHS Covered Services Guide and shall adhere to all applicable billing limitations. Under no circumstances shall the Contractor disburse flex funds directly to the member or the member's family. The Contractor may not require the reimbursement of the flex funds from the member, the member's family or the vendor of the goods and/or services purchased.

     4. Contractor shall identify a percentage of their annual Non-Title XIX/XXI allocation as a set-aside for Flex Fund Services for all populations covered under the terms of this Subcontract. To maintain uniformity across all Networks, the Contractor shall set-aside no less than 2% of their Non-Title XIX allocation and must consult the RBHA prior to the implementation of any additional criteria that is not specified in the ADHS/DBHS Covered Services Guide. This set-aside amount shall be included in the Contractor's Schedule of Budgeted Revenue and Expense and submitted to the RBHA in accordance with the Contract Deliverable Schedule attached hereto. The Contractor is responsible for developing a process for accessing flex funds and shall communicate the process to all clinical and program staff.

S.   HOUSING SUPPORT SERVICES:

     1. The Contractor shall deliver Housing Support Services in accordance with the ADHS/DBHS Covered Services Guide and in adherence with Attachment 10, Housing Support Services Protocol.

     2. Contractor shall identify a percentage of their annual Non-Title XIX/XXI allocation as a set-aside for Housing Support Services for all populations covered under the terms of this Subcontract. To maintain uniformity across all Networks, the Contractor shall set-aside no less than 2% of their Non-Title XIX allocation and must consult the RBHA prior to the implementation of any additional criteria that is not specified in the ADHS/DBHS Covered Services Guide or the Housing Support Services Protocol. This set-aside amount shall be included in the Contractor's Schedule of Budgeted Revenue and Expense and submitted to the RBHA in accordance with the Contract Deliverable Schedule attached hereto. The Contractor is responsible for developing a process for accessing housing support service funds and shall communicate the process to all clinical and program staff.

T.   REPORTING REQUIREMENTS:

     1.   General Reporting Requirements:

          a. All covered services provided to Members are encountered and reported to CPSA according to contract requirements. Deliverable reports required are submitted in a timely manner according to contract requirements.

          b.   Additional data is required including:

Final
Effective 7-01-03                    Page 72

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               i. Utilization (Census) Data for Level I and Level II placements. Census data for all CPS and DDD children placed out of home including; Level 3 Group Home, Therapeutic Foster Care, Unlicensed Out of Home Placement, and Foster Placement are also required.

               ii. Regular progress reports to appropriate state agencies and the Court (i.e. DES, DDD, ADJC, DOE, AOC).

          c. The Contractor will submit additional reports as required by special program provisions or in response to identified discrepancies identified through monitoring efforts.

          d.   The Contractor shall submit a Program Description within thirty
               (30) days of the initial execution of this Subcontract and annually thereafter in accordance with the Contract Deliverables attached hereto. At minimum, the Program Description must include the following information:

               i. Service description for each program component and population served including treatment modalities offered.

               ii.   Plan for Service Coordination

                     .  Community-wide Crisis Provider

                     .  Adolescent Crisis Stabilization Unit Provider

                     .  With other community providers

                     .  With other community providers

               iii.  Organization Chart including Position Titles and FTEs

          e. The Contractor agrees to conduct roster reconciliation monthly according to the CPSA Roster Reconciliation Protocol to ensure that internal agency enrollment rosters coincide with CPSA enrollment information. The Contractor submits corrections to CPSA Member Services using the appropriate documentation to correct the CPSA roster as needed and within the required time frame.

U.   QUALITY MANAGEMENT:

     1.   The Contractor shall submit a Quality Management Plan within thirty
          (30) days of the initial execution of the subcontract and annually thereafter. The Plan shall use methods to address the ADHS Minimum Performance Standards.

     2. The Contractor shall meet ADHS Minimum Performance Standards for Title XIX and Title XXI members as described in Appendix B. The Contractor shall continually improve performance indicator outcomes from year to year and shall strive to meet the ultimate standard, or Benchmark, established or approved by ADHS. Any statistically significant drop in the Contractor's performance level for any indicator must be explained by the Contractor in its Annual Quality Management Plan.

          a. The RBHA shall require a corrective action plan from, and may impose sanctions on, the Contractor when:

               i. The Contractor does not achieve the Minimum Standard for any indicator for two (2) consecutive years;

               ii. The Contractor's performance for any indicator declines to a level below the ADHS established or approved Minimum Performance Standard

               iii. There is a statistically significant drop in the Contractor's performance on any indicator without a justifiable explanation.

          b. The corrective action plan must be received by the RBHA within 30 days of receipt of notification from the RBHA. This plan must be approved by the RBHA and ADHS prior to implementation. The RBHA and/or ADHS may conduct one or more follow-up onsite reviews or

Final
Effective 7-01-03                    Page 73

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               other audit processes to verify compliance with a corrective action plan. Failure to achieve adequate improvement may result in sanctions imposed by ADHS or the RBHA.

          c. The Contractor shall require a corrective action from any subcontractor not showing demonstrable and sustained improvement toward meeting the approved Minimum Performance Standards.

     3. Performance Indicators: For Contract Year ending 2004, the Contractor shall comply with the RBHA quality management requirements to improve performance for all established performance indicators/aspects of care. Specifically, the Contractor shall take affirmative steps to attain and sustain performance at, or above, the Minimum Performance Standards established for each aspect of care as described in Appendix B.

V.   REIMBURSEMENT METHODOLOGY:

     1.   Comprehensive Service Network.

          Payment is based on a case rate and capacity methodology and reimbursed monthly. Refer to the Special Provisions section of the Subcontract for funding amounts and additional reimbursement details.

     2.   Title XXI Payment:

          Payment is based on a fee-for-service basis and reimbursed monthly. Refer to the Special Provisions section of the Subcontract for funding amounts and additional reimbursement details.

     3.   Federal Grant Staff and HB2003 Staff Payment:

          Monthly payment is based on a cost reimbursement basis that is inclusive of staff and related expenses. Refer to the Special Provisions section of the Subcontract for funding amounts and additional reimbursement details.

Final
Effective 7-01-03                    Page 74

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  SCHEDULE III
                               FUNDING ALLOCATION

                                (FOLLOWING PAGE)


Final
Effective 7-01-03                    Page 75

Community Partnership of Southern Arizona
Funding Allocation Schedule
Fiscal Year 2004

                         Providence Service Corporation

                                                                                             Compensa-
                                              Program      CFDA     Federal   Capa-          tion        Contract      Contract
Program            Program Funding Source     Description  No       Agency    city   Rate    Methodology Type          Amount
------------------------------------------------------------------------------------------------------------------------------------

TXIX Children      Health Care Financing      Case Rate    93.779   CMS,DHHS  1,072  $735.25 Case Rate   Managed Care  $9,458,256.00
                   Research, Demonstrations
                   and Evaluations


TXIX Children      DES/DD Arizona Long Term   DES/         93.779   CMS,DHHS                 1/12th of   Managed Care    $263,650.00
                   Care System                Developmentally                                Annual
                                              Disabled
                                                                                                                       -------------
                                                                                                     Program Total:    $9,721,906.00

Non-TXIX Children  Case Rate                                                    124  $297.18 Case Rate   Managed Care

Non-TXIX Children  ASH Supv Care Movement                                                    Case Rate   Managed Care     $12,366.00

Non-TXIX Children  Block Grant for Community               93.958  SAMHSA,DHHS               Case Rate   Managed Care    $295,820.05
                   Mental Health

Non-TXIX Children  State                                                                     Case Rate   Managed Care    $134,017.79

Non-TXIX Children  House Bill 2003            Services - Family                              FFS-Ceiling Subvention      $100,000.00
                                              Preservation (DES Funds)

Non-TXIX Children  House Bill 2003            Staffing - Court Care                          1/12th      Subvention        $7,167.00
                                              Coordinator (AOC Funds)                        of Annual

Non-TXIX Children  House Bill 2003            Staffing - Court Care                          1/12th      Subvention       $32,833.00
                                              Coordinator (DEC Funds)                        of Annual


Non-TXIX Children  House Bill 2003            Staffing - CPS Liaison                          1/12th      Subvention      $40,000.00
                                             (DES Funds)                                     of Annual
                                                                                                                      --------------

                                                                                                       Program Total:    $622,203.84
                                                                                                                      ==============
                                                                                                    Provider Total:   $10,344,109.84
                                                                                                                      ==============

Footnotes:

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                   SCHEDULE IV
                           RBHA CONTRACT DELIVERABLES

-----------------------------------------------------------------------------------------------------------------------------------
       Reference                      Deliverable                          Due Date                 Submit To        Form Required
===================================================================================================================================
AHCCCS Rules,           Office of Behavioral Health Licensure    15 days prior to contract    Contracts Unit
ADHS Policy             (OBHL) License(s)                        execution. Renewed or
                                                                 amended license within 15
                                                                 days of issuance
-----------------------------------------------------------------------------------------------------------------------------------
AHCCCS Rules,           Copy of OBHL/DES Licensure Audit         30 days after receipt        Contracts Unit
ADHS Policy             Report/Findings
-----------------------------------------------------------------------------------------------------------------------------------
AHCCCS Rules,           OBHL/DES Licensure Corrective Action     15 days after due date to    Contracts Unit
ADHS Policy             Plan                                     OBHL/DES
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Certificates of Insurance:               15 days prior to contract    Contracts Unit
                           Professional and Personal Liability   execution. Renewed or
                           General Liability                     amended certificate within
                           Automobile Liability                  15 days of issuance.
-----------------------------------------------------------------------------------------------------------------------------------
ADHS Solicitation       Contractor's Subcontract Agreements      Within 10 days of execution  Contracts Unit
H0-001 & RBHA Contract  with Subcontracted Providers and any     of new Subcontract
                        subsequent amendments.                   Agreement or Amendment
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Organization Chart                       Within 30 days of contract   Contracts Unit
                                                                 award/renewal. Within 30
                                                                 days of any changes.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           List of Board of Directors or            Within 30 days of contract   Contracts Unit
                        equivalent that includes members' Name,  award/renewal. Within 30
                        Affiliation, Address and Telephone       days of any changes.
                        Number.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Independent Practitioner (MD, DO, RN,    Within 5 days of any         Contracts Unit               X
                        PA & PhD, NP, CISW, CPC, CMFT)           changes.
-----------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract      Claim/encounter Submissions              In accordance with contract  Fiscal Agent                 X
                                                                 timelines
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Schedule of Budgeted Revenue and         Annually no later than 45    Finance Unit                 X
                        Expenses                                 days from the beginning of
                                                                 the Contractor's fiscal
                                                                 year.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Cost Allocation Plan                     Annually no later than       Finance Unit
                                                                 August 15 each fiscal year.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Balance Sheet                            45 days after month- end     Finance Unit
                        Statement of Operations
                        Statement of Cash Flow
                        Supplemental Schedule of Revenue and
                        Expenses
                        Certification Statement
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Annual Financial Audit (two copies),     150 days following           Finance Unit
                        including management letter, OMB A-133   Contractor's fiscal year
                        compliance reports. (Supplemental        end.
                        Schedule of Revenue and Expenses for
                        Comprehensive Service Networks only).
-----------------------------------------------------------------------------------------------------------------------------------

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Effective 7/01/03                    Page 77

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       Reference                      Deliverable                          Due Date                 Submit To        Form Required
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Attestation of Privileges                Upon completion of a         QM Unit
                                                                 thorough competency
                                                                 assessment of each
                                                                 individual who will perform
                                                                 initial assessments
-----------------------------------------------------------------------------------------------------------------------------------
Office of Behavioral    Incident/Accident/Mortality Report       Within 24 hours following    QM Unit                      X
Health Licensure;                                                incident.
ADHS/RBHA Contract
-----------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract      Fraud & Abuse Report                     Per incident within 5 days.  QM Unit
-----------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract      Restraint and Seclusion Report  (SMI &   5th day of each month.     QM Unit                        X
                        Children Level 1 Facility)
-----------------------------------------------------------------------------------------------------------------------------------
ADHS Policy; AHCCCS     Medical Care Evaluation Studies          Annually no later than       QM Unit                      X
Rules                   (Inpatient/RTC/PHF)                      August 15 each fiscal year.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Contractor's Policies & Procedures       Annually no later than       QM Unit
                                                                 October 15 each fiscal
                                                                 year; updates within 30
                                                                 days of revision.
-----------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract      Policies or Codes Governing Agency's     Prior to implementation for  QM Unit
                        Operational Ethics                       review/approval and
                                                                 Annually thereafter.
-----------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract,     Agency QM/UM Plan and Annual Review      Annually no later than       QM Unit
AHCCS Rules                                                      November 15 each fiscal
                                                                 year.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           QM Site Visit and/or Chart Audit Plan    15 days after receipt of     QM Unit
                        of Correction Report                     report.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Program Description(s) in accordance     30 days from initial         Appropriate Network
                        with Scope of Work                       execution of Subcontract,    Manager
                                                                 annually thereafter by                                    X
                                                                 August 1 each fiscal year.
                                                                 Within 30 days of any
                                                                 changes thereafter.
-----------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract,     Certification of Need (CON)              Initial CONs weekly;         Clinical Operations
ADHS Policy,            (For TXIX/TXX members in a Level 1       renewal CONs every 30 days   Manager
AHCCCS Rules            Acute & Subacute facility, including an  thereafter.
                        RTC)
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract           Member Roster Reconciliation             15 days after month-end.     Clinical Operations
                                                                                              Manager
-----------------------------------------------------------------------------------------------------------------------------------
ADHS Policy & RBHA      Agency's Training Plan                   Annually no later than June  Training & Technical
Contract                                                         15 each fiscal year;         Assistance Specialist
                                                                 updates within 30 days of
                                                                 revision
-----------------------------------------------------------------------------------------------------------------------------------
ADHS Policy & RBHA      Agency's Training Report                 Annually no later than       Training & Technical
Contract                                                         August 15 each fiscal year.  Assistance Specialist
-----------------------------------------------------------------------------------------------------------------------------------

Final
Effective 7/01/03                    Page 78

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
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                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 1
                                   DEFINITIONS

As used throughout this Subcontract, the following terms shall have the meanings set forth herein, the RBHA and the Contractor agree as follows:

1. "ADAMHA" is the former name of Substance Abuse and Mental Health Services Administration (SAMHSA).

2.   "ADES" means the Arizona Department of Economic Security.

3.   "ADHS" means the Arizona Department of Health Services.

4. "ADHS Covered Behavioral Health Services Guide" means the document, including appendices, that list all covered services and which may be amended or supplemented from time to time.

5. "ADHS Information System" means the ADHS CIS and CEDAR Information System in place or any other data collection and information system as may be established by ADHS or the RBHA.

6. "ADHS Policy and Procedures Manual" means the document published by the ADHS that defines the policies and procedures applicable to behavioral health services made available in Arizona by or through ADHS, as may be amended or supplemented from time to time.

7. "ADHS Requirements" means those acts and forbearances pertaining to mental health services funded in whole or in part by ADHS specified in the ADHS manual or under any provisional, interim, temporary or final rules and regulations of ADHS.

8. "ADHS Service Matrix" means the document that lists all covered services and the rates to be paid in the absence of a subcontract for each covered service, as may be amended or supplemented from time to time.

9. "ADHS Uniform Financial Reporting Requirements" means such requirements for financial reporting as may be established under the ADHS requirements, the DBHS Manual, or final rules or regulations promulgated by ADHS.

10. "Administrative Appeal" means a written formal request for review of a decision made by the RBHA or ADHS.

11. "Administrative Services" means the services (other than the direct provision of behavioral health services including case management) to eligible and enrolled persons, necessary to manage the behavioral health system, including, but not limited to: provider relations and contracting, provider billing, executive management, accounting, information technology services, processing and investigating grievances and appeals, legal services (including any legal representation of the Contractor at administrative hearings concerning the RBHA's decisions and actions), strategic business planning, program development and evaluation, human resource management, provider auditing and monitoring, utilization review and management and quality assurance.

12. "AHCCCS" means the Arizona Health Care Cost Containment System as defined in A.R.S. Section 36-2901, et. seq.

13.  "AHCCCSA" means AHCCCS Administration.

14. "AHCCCS Requirements" means those acts and forbearances pertaining or relating to mental health and substance abuse services funded in whole or in part by Title XIX or TXXI, required under any provisional, interim, temporary or final rules and regulations promulgated by AHCCCSA.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

15. "AHCCCSA Standards" means the standards established by AHCCCSA in Rules, the ADHS policies and procedures, the AHCCCS Medical Policy Manual, the Title XIX State Plan, the Title XXI State Plan, applicable federal and state statutes and rules and any subsequent amendments thereto.

16. "Appeal" means a formal request for review of a decision made by the Contractor or a Subcontracted Provider related to eligibility for Covered Services or the appropriateness of treatment services provided.

17. "Arizona Administrative Code" (AAC) is the official compilation of the state regulations and rule established pursuant to relevant statutes and may be accessed at:
     http//www.sosaz.com/public_services/Table_of_Contents.htm

18. "Arizona Long Term Care" means a program under AHCCCSA that delivers long term, acute and behavioral health care services to eligible members, as authorized by ARS 36-2931 et.seq.

19. "A.R.S." means the Arizona Revised Statutes, as amended and may be accessed at: http.//www.azleg.state.az.us/ars/ars.htm

20. "Assigned Member" means an enrolled member assigned to the Contractor by the RBHA.

21. "Bed Hold" means a twenty-four (24) hour per day unit of service that is authorized by the Contractor which may be billed despite the member's absence from the facility. Bed hold days may not exceed 21 total days per contract year per member. Bed holds are applicable for member absent from a Residential Treatment Center licensed as a Level 1 intensive behavioral health facility and accredited by JCAHO, COA or CARF for the following:

     a. Short term hospitalization leave may be authorized when medically necessary

     b. Therapeutic leave may be authorized to enhance psychosocial interaction or on a trial basis as part of discharge planning.

22. "Benefit Year" means a period from October 1 of a calendar year through and including September 30 of the following calendar year.

23. "Behavioral Health Disorder" means mental illness and/or substance abuse/dependence.

24. "Behavioral Health Medical Practitioner" means a medical practitioner, i.e. physician, physician assistant, nurse practitioner, with at least one year of full-time behavioral health work experience as specified in A.A.C. Title 9, Chapter 20.

25. "Behavioral Health Professional" means a psychiatrist, behavioral health medical practitioner, psychologist, social worker, counselor, marriage and family therapist, substance abuse counselor or registered nurse with at least one year of full-time behavioral health work experience and who meets the requirements of A.A.C. Title 9, Chapter 20.

26. "Behavioral Health Paraprofessional" means a staff member of a licensed behavioral health service agency as specified in A.A.C. Title 9, Chapter 20.

27. "Behavioral Health Services" means services to treat or prevent a behavioral health disorder. Behavioral health services include services for both mental and substance abuse conditions.

28. "Behavioral Health Technician" means a staff member of a licensed behavioral health service agency as specified in A.A.C. Title 9, Chapter 20.

29. "Board Eligible for Psychiatry" means documentation of completion of an accredited psychiatry residency program approved by the American College of Graduate Medical Education, or the American Osteopathic Association. Documentation would included either a certificate of residency

ATTACHMENTS
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     training including exact dates, or a letter of verification of residency training from the training director including the exact dates of training.

30. "Breach" means a failure to perform by the Contractor or any Subcontractor hereunder or under any Subcontract (including a breach that is of an inadvertent, technical or isolated nature and including a breach that is not capable of correction or that is capable of correction but in fact is not corrected), that is or represents an impediment to any service to be provided to eligible or enrolled persons hereunder or a threat with intrinsic economic or other consequences to AHCCCS, ADHS, the RBHA, any Subcontractor or any eligible or enrolled person.

31. Budget Term" means the period of time within a Contract Year for which funds have been allocated to the Contractor.

32. "Capacity" means the number of members for which a Contractor will receive case rate payments or the number of individuals a Contractor can serve in a given program.

33. "Case Rate" means the amount to be multiplied by capacity to determine monthly payments to the Contractor from the RBHA.

34. "Case Management Services" means supportive services provided to enhance treatment compliance and effectiveness. Activities include assistance in accessing, maintaining, monitoring and modifying covered services; assistance in finding resources, communication and coordination of care, outreach and follow-up of crisis contacts or missed appointment.

35. "Categorically Linked Title XIX Member" means an AHCCCS member eligible for Medicaid under Title XIX of the Social Security Act including those eligible under 1931 provisions of the Social Security Act (previously
     AFDC), Sixth Omnibus Budget Reconciliation Act (SOBRA), Supplemental Security Income (SSI), SSI-related groups. To be categorically linked, the member must be aged (65 or over), blind, disabled, a child under age 19, parent of a dependent child or pregnant.

36. "Certified Psychiatric Nurse Practitioner" means a registered nurse licensed according to A.R.S. Title 32, Chapter 15 and certified under the American Nursing Association's Statement and Standards for
     Psychiatric-Mental Health Clinical Nursing Practice as specified in A.A.C. Title 4, Chapter 19, Article 505.

37. "Certification of Need (C.O.N.) for Inpatient Psychiatric Services" means a specific federal requirement for treatment in inpatient hospitals (42 CFR 456.60); inpatient psychiatric facilities inclusive of residential treatment centers and subacute facilities (42 CFR 441.152); and mental hospitals (42 CFR 456.160).

38. "C.F.R." means Code of Federal Regulations and may be accessed at: http.//www.access.gpo.gov/nara/cfr/

39. "Child" means a person who is under the age of 18, unless the term is given a different definition by statute, rule or policies adopted by the ADHS or AHCCCS.

40. "Child and Family Team" means a group of people that include, at a minimum, the child and his/her family, any foster parents, a behavioral health representative, and any individuals important in the child's life and who are identified and invited to participate by the child and family*. This may include, for example, teachers, extended family members, friends and other natural supports, family support partners, healthcare providers, coaches, community resource providers, representatives from churches, synagogues or mosques, agents from other service systems like Child Protective Services or the Division of Developmental Disabilities, etc. The size, scope and intensity of involvement of the team members are determined by the objectives established for the child, the needs of the family in providing for the child, and by which individuals are needed to develop and

ATTACHMENTS
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     coordinate an effective service plan, and can therefore expand and contract as necessary to be successful on behalf of the child.

     * In the case of children who may be legally dependent or delinquent, the custodial agency shares selection of team membership with the child and family.

41. "Children with Special Health Care Needs (CSHCN)", means children under the age 19 who are: blind/disabled children and related populations (eligible for SSI under Title XVI); children eligible under section 1902(e)(3) of the Social Security Act (Katie Becket); in foster care or other out-of-home placement, receiving foster care or adoption assistance; or receiving services through a family centered community-based coordinated care system that receives grant funds under section 501(a)(1)(D) of Title V (CRS).

42. "Claim" means a properly completed CMS 1500 or UB 92 which is submitted on paper or 837P/837I transmitted electronically and which is to be received and processed for the purpose of fee-for-service payment of services performed by Contractor or its Subcontracted Providers for members.

43. "Clean Claim" means a claim that successfully passes all adjudication edits.

44. "Clinical Liaison" means a clinician who is credentialed and privileged by the Network to serve as a fixed point of accountability. The clinical liaison provides clinical oversight, collaboration with the enrolled member and his/her family or significant others to implement an effective treatment plan, and serves as the point of contact, coordination, and communication with other systems where clinical knowledge of the member is important.

45. "Clinical Supervision" means the review of skills and knowledge and guidance in improving or developing skills and knowledge provided by an individual meeting the requirement of A.A.C. Title 9, Chapter 20, Article 2.

46. "CMS" means the Center for Medicare and Medicaid Services, (formally HCFA), an organization within the U.S. Department of Health and Human Services which administers the Medicare and Medicaid programs and the State Children's Health Insurance Program.

47. "Community Service Agency" means an agency that is contracted by the RBHA or a Comprehensive Service Network and registered with AHCCCS to provide rehabilitation and support services consistent with the staff qualifications and training. Community Service Agencies are not required to be licensed through the Office of Behavioral Health Licensure. Refer to the ADHS Covered Services Guide for details.

48. "Comprehensive Service Network" means an Arizona corporation under contract with the RBHA to provide or arrange for the provision of substance abuse and behavioral health services to eligible populations.

49. "Continued Stay Review" means the process required for Title XIX funding by which stays in inpatient hospitals (42 CFR 456.128 to 132), inpatient psychiatric facilities inclusive of residential treatment centers and subacute facilities (42 CFR 441.155(c), and mental hospitals (42 CFR
     456.233 to 238) are reviewed to determine the medical necessity and appropriateness of continuation of the member's stay at an inpatient level of care.

50. "Contract" means the Contract between the RBHA and ADHS effective as of July 1, 2000 and issued under ADHS RFP No. H0-001.

51. "Contract Term" means the time period between the begin date and end date during which time this Subcontract shall remain in full force and effect, subject to the terms herein.

52. "Contract Value" means the funding amount for the entire term of this Subcontract.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

53. "Contract Year" means a period from July 1 of a calendar year through and including June 30 of the following year.

54. "Co-Insurance" means the amount an individual must pay for services after their Other Insurance Coverage (OIC) has paid their liable portion for the service provided.

55. "Coordination of Benefits (COB)" means coordination of benefits used when two or more insurance carriers share in the liability of payment for an individual's medical claims, not to exceed 100% of the initial value of the services provided.

56. "Co-payments" means payments required of or permitted to be charged to members for Covered Services under the ADHS Manual or any future equivalent thereof, as same may be amended or replaced from time to time. Also means the amount an individual must pay for a service benefit.

57.  "Counselor" means

     a. an individual who is certified as an associate counselor or professional counselor according to A.R.S. Title 32, Chapter 33,
          Article 6;

     b. until October 3, 2003, an individual who is certified by the National Board of Certified Counselors; or

     c. an individual who is licensed or certified to provide counseling by a government entity in another state if the individual:

          i. has documentation of submission of an application for certification as a professional counselor or associate counselor according to A.R.S. Title 32, Chapter 33, Article 6; and

          ii. is certified as a professional or associate counselor according to A.R.S. Title 32, Chapter 33, Article 6, within two years after submitting the application.

58. "Covered Services" means those listed in the ADHS Service Matrix as attached herein as CPSA Authorized Service Matrix.

59. "Covered Service Rate" means the amount to be valued for encounter purposes by the RBHA or by the Fiscal Agent for Covered Services.

60. "CPSA Authorized Services Matrix" means the document published by the RBHA, which incorporates the ADHS Service Matrix and other requirements and/or information as determined by the RBHA.

61.  "Days" refers to calendar days unless otherwise specified.

62.  "DBHS" means the Division of Behavioral Health Services within ADHS.

63. "Deductible" means the amount an individual must pay before their Other Insurance Coverage (OIC) begins payment for covered services.

64. "Designated Service Provider" means a Contractor selected for award as a Comprehensive Service Network in response to Solicitation GSA500 to serve one or more rural geographic area(s) or Subdivisions. The Designated Service Provider shall function as the primary service provider for the populations identified herein and shall establish and maintain a physical presence in the rural geographic Subdivision(s) awarded throughout the term of this Subcontract.

65. "Director" means the Director of the Arizona Department of Health Services or his or her duly authorized representative.

66. "Disenrolled Member" means a Contractor's member who has lost enrollment with the RBHA. The Contractor shall have no financial liability for services provided to any Contractor's member after the date of Contractor's member's disenrollment.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

67. "Early and Periodic Screening, Diagnosis and Treatment" (EPSDT) means a Medicaid comprehensive and preventative child health program for Title XIX individuals under the age of 21. This mandatory program for TXIX children requires that any medically necessary health care service identified in a screening be provided to an EPSDT recipient. The behavioral health component of the EPSDT diagnostic and treatment services for TXIX member under age 21 are covered by this Subcontract.

68. "Eligible Person" means an individual who needs or is at risk of needing ADHS covered services. An eligible person may be one of the following:

     a. "Non-Title XIX/XXI Eligible Person" means an individual who needs or may be at risk of needing services, but does not meet Federal and State requirements for Title XIX or Title XXI eligibility.

     b. "Title XIX Eligible Person" means an individual who meets Federal and State requirements for Title XIX eligibility.

     c. "Title XXI Eligible Person" means an individual who meets Federal and State requirements for Title XXI eligibility.

69. "Emergency Behavioral Health Service" means covered inpatient and outpatient services provided after the sudden onset of an emergency behavioral health condition. These services must be furnished by a qualified provider, and must be necessary to evaluate or stabilize the emergency behavioral health condition.

70. "Emergency Medical Condition" means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possess an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: a) placing the patient's health (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy; b) serious impairment to bodily functions; or c) serious dysfunction of any bodily organ or part.

71. "Encounter" means a properly completed CMS1500 or UB92 form which is submitted on paper or 837I/837P transmitted electronically and which is received and processed for the purpose of reporting prepaid services performed by the Contractor or Subcontracted Provider.

72. "Enrollment" means the process by which a person who has been determined eligible becomes a member with ADHS and the RBHA.

73. "Enrollment Date" means the earliest of the date of initial assessment of an unenrolled eligible person, the date the eligible person is recorded in Contractor's information system or the date the eligible person is recorded in the ADHS Client Information System.

74. "Enrolled Member" means an individual who is enrolled with the RBHA and who is entitled to receive services pursuant to this Subcontract.

75. "Explanation of Benefits" (EOB) means explanation of benefits used by an insurance carrier to explain the payment or denial of services for an individual insured.

76. "Explanation of Medicare Benefits" (EOMB) means explanation of Medicare benefits used by Medicare (Non-Risk) to explain how Medicare paid for services of Medicare enrolled persons and/or why Medicare has denied payment for services.

77.  "Face-to-face" means in person or via telemedicine/video teleconference.

78. "Family" means the primary care-giving unit, inclusive of the wide diversity of primary care-giving units in our culture. Family therefore is a biological, adoptive or self-created unit of people residing together and consisting of adult(s) and children, with adult(s) performing duties of parenthood for

ATTACHMENTS
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     the children. Persons within this unit share bonds, culture, practices and significant relationships. Biological parents, siblings and others with significant attachment to the individual living outside the home are included in the definition of family.

79. "Fee For Service" means a method of payment to registered providers on an amount per service basis.

80. "Fiscal Agent" means the RBHA or any agency, body or party with which the RBHA may contract for the processing of claims from and the payment of amounts due the Contractor for Covered Services and for the processing of encounters.

81. "Freedom to Work" means a federal program that expands Title XIX eligibility to individuals, 16 through 64 years old, who are disabled and whose earned income, after allowable deductions, is at or below 250% of the Federal Poverty Level.

82. "Fund Type" means the category of monies to provide reimbursement for Covered Services delivered to members meeting the requirements for the population to be served. The categories include Title XIX SMI, Title XXI SMI, Non-Title XIX/XXI SMI, Title XIX Children, Title XXI Children, Non-Title XIX Children, Title XIX General Mental Health, Title XXI General Mental Health, Non-Title XIX/XXI General Mental Health, Title XIX Drug, Non-Title XIX Drug, Title XIX Alcohol, Non-Title XIX Alcohol, Prevention, Federal Block Grant and Tobacco Tax.

83.  "GAAP" means Generally Accepted Accounting Principles.

84. "Gratuity" means payment, loan, subscription, advance, deposit of money, services, or anything of more than nominal value, present or promised, unless consideration of substantially equal or greater value is received.

85. "Grievance" means a written complaint related to any act or omission of the Contractor or its Subcontracted Providers that a violation of the rights of an adult enrolled person with serious mental illness has occurred or currently exists. Ref: A.A.C. R9-21-402.

86. "Health Insurance Portability and Accountability Act of 1996" means Title II Subtitle F published by the United States Department of Health Human Services, the administrative simplification provisions and modifications thereof, and the Administrative Simplification Compliance Act of 2001.

87. "House Bill 2003 (HB2003)" means House Bill 2003 which is an appropriation of $70 million dollars from the Tobacco Litigation Settlement. $50 million of this funding is dedicated to persons with serious mental illness and $20 million of this funding is dedicated to behavioral health services to families whose children are involved in the Arizona Department of Health Services and at least one other child-serving state agency.

88. "Incurred But Not Reported" (IBNR) means liability for services rendered for which claims have not been received.

89. "Independent Biller" means a provider who is registered with AHCCCS and may bill services independent of a licensed behavioral health facility.

90. "Indian Health Services (IHS)" means the bureau of the United States Department of Health and Human Services that is responsible for delivering public health and medical services to American Indians throughout the country. The federal government has direct and permanent legal obligation to provide health services to most American Indians according to treaties with Tribal Governments.

91. "Individualized Education Program" (IEP) means a written statement for providing special education services to a child with a disability that includes the pupil's present levels of educational performance, the annual goals and the short-term measurable objectives for evaluating progress

ATTACHMENTS
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

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[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     toward those goals and the specific special education and related services to be provided. (Per ARS Section 15-761.10).

92. "Inmate" means an individual who is serving time for a criminal offense or confined involuntarily in state, federal, county or municipal prisons, jails, detention facilities or other penal facilities. Federal Financial Participation (Medicare, Medicaid) is excluded for an inmate of a public institution, except when the inmate is a patient of a medical institution (hospital) for acute medical care.

93. "Initial Contact" means the date any person first requests the RBHA or any other provider for covered services whether in person, by telephone or in writing under circumstances by which the person's identity is disclosed to the RBHA or provider.

94. "Institution for Mental Disease" (IMD) means a hospital, nursing facility, or an institution of more than sixteen (16) beds that is primarily engaged in providing diagnosis, treatment or care of persons with mental diseases, including medical attention, nursing care and related services. An institution is an IMD if its overall character is that of a facility established and maintained primarily for the care and treatment of individuals with mental diseases (42 C.F.R. 435.1009). In the State of Arizona Level 1 facilities with more than 16 beds are IMDs (except when connected with a General Medical Hospital);

For more information on the Federal definition and an explanation of an IMD refer to the ADHS Covered Behavioral Health Services Guide.

95. "Interagency Service Agreement" (ISA) means an agreement between two or more agencies of the State wherein an agency is reimbursed for services provided to another agency or is advanced funds for services provided to another agency.

96. "Intergovernmental Agreement" (IGA) means as conforming to the requirements of A.R.S. Title 11, Chapter 7, Article 3 (A.R.S. Section 11-951 et. seq.).

97. "Institutional Review Board for Research" means a board as defined under the Public Health Act and as amended by P.L. 99-158, established to review biomedical and behavioral research and to protect the rights of human subjects of such research.

98. "JCAHO" means the Joint Commission on Accreditation of Healthcare Organizations.

99. "KidsCare" means individuals under the age of 19, eligible under the SCHIP program, in households with income at or below 200% of the Federal Poverty Level (FPL). Children in households with income between 150% -200% of the FPL, may participate in the program, but non-Native Americans are required to pay a premium amount based on the number of children in the family and gross family income.

100. "Level I Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

101. "Level II Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

102. "Level III Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

103. "Laboratory" means a CLIA (Clinical Laboratory Improvement Act) approved hospital, clinic, physician office or other health care facility laboratory.

104. "Marriage and Family Therapist" means

     a. an individual who is a marriage and family therapist or associate marriage and family therapist according to A.R.S. Title 32, Chapter 33, Article 7;.

ATTACHMENTS
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

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     b. Until October 3, 2003, an individual who is a clinical member of the American Association of Marriage and Family Therapy; or

     c. An individual who is licensed or certified to provide marriage and family therapy by a government entity in another state if the individual:

          i. Has documentation of a submission of an application for certification as a marriage and family therapist or associate marriage and family therapist according to A.R.S. Title 32, Chapter 33, Article 7; and

          ii. Is certified according to A.R.S. Title 32, Chapter 33, Article 7, within two years after submitting the application.

105. "Masters Level Independent Therapist" means a Master's level behavioral health professional who is certified by the Arizona Board of Behavioral Health Examiners as a Certified Independent Social Worker (CISW); Certified Professional Counselor (CPC); or Certified Marriage and Family Therapist
     (CMFT).

106. "Material Breach" means failure to perform by the Contractor or any Subcontractor hereunder or under any subcontract (including a breach that is of an inadvertent, technical or isolated nature and that is not capable of correction or that is capable of correction but in fact is not corrected) that is or represents an impediment to any service to be provided to eligible or enrolled persons hereunder or a threat with intrinsic economic or other consequences to AHCCCS, ADHS, RBHA, the Contractor, any Subcontractor any eligible or enrolled person.

107. "Material Change" is an alteration or development within a provider network that may reasonably be foreseen to affect the quality or delivery of behavioral health services provided under this Subcontract.

108. "Medical Expense Deduction (MED)" means a Title XIX Waiver member whose income is more than 100% of the Federal Poverty Level, and has family medical expenses that reduce income to or below 40% of the Federal Poverty Level (FPL). The 40% FPL will be adjusted annually to reflect annual FPL adjustments. MED's may have a categorical link to a Title XIX program; however, their income exceeds the limits of the Title XIX program.

109. "Medically Necessary Covered Service" means those covered services provided by qualified service providers within the scope of their practice to prevent disease, disability and other adverse health conditions or their progression or to prolong life.

110. "Medicaid" means the federal government health insurance program as provided for by Title XIX of the Social Security Act of 1965.

111. "Medicare" means the federal government health insurance program as provided for by Title XVIII of the Social Security Act of 1965 which includes Part A coverage for hospital services and Part B supplementary coverage.

112. "Member" means a person determined eligible by the RBHA according to ADHS and RBHA policy to receive Covered Services from the Contractor paid for in whole or in part from funds available to the Contractor under this subcontract.

113. "Member Information Materials" means any materials given to enrolled persons. This includes, but is not limited to: the member handbook, member newsletter, surveys, and health related brochures and videos. It includes the templates of form letters and website content as well.

114. "Metropolitan Tucson" means, for the purposes of this Subcontract, Tucson, Green Valley, San Xavier, South Tucson and Marana.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

115. "Non-Provider Affiliated" means a person who is not an officer, employee or agent of any provider and is not a director of any Subcontractor.

116. "Non-Title XIX/TXXI Eligible Person" means an individual who needs or may be at risk of needing services, but does not meet Federal and State requirements for Title XIX or Title XXI eligibility.

117. "Non-Title XIX/XXI Funding (also may be called 'Subvention Funding')" means fixed, non-capitated funds, including funds from Federal Block Grants, State appropriations (other than state appropriations to support the Title XIX and Title XXI programs), county appropriations and other funds, which are used for services to Non-Title XIX/XXI eligible persons and for services not covered by Title XIX or Title XXI provided to Title XIX and Title XXI eligible persons.

118. "Outreach" means programs and activities to identify and encourage enrollment of individuals in need of behavioral health services or outreach activities to identified enrolled members.

119. "Other Coverage" means any other coverage by means of any individual, entity or program that is, or may be, liable to pay all or part of the medical expenses incurred by a member including, but not limited to, first and third party payers.

120. "Other Insurance Coverage" (OIC) means other insurance coverage used when an individual has medical resources through any other resources than the RBHA or ADHS.

121. "Physician Assistant" means a person licensed under ARS Title 32, Chapter
     25. In addition, a physician assistant providing a behavioral health service shall work under the supervision of an AHCCCS registered psychiatrist.

122. "Post Stabilization Services" means medically necessary services, related to an emergency behavioral health condition, provided after the member's condition is sufficiently stabilized so that the member could alternatively be safely discharged or transferred to another location.

123. "Primary Care Provider/Practitioner (PCP)" means an individual who meets the requirements of A.R.S. 36-2901, and who is responsible for the management of the member's health care. A PCP may be a physician defined as a person licensed as an allopathic or osteopathic physician according to A.R.S. Title 32, Chapter 13 or 17, or a practitioner defined as a physician's assistant licensed under A.R.S. Title 32, Chapter 25, or a certified nurse practitioner licensed under A.R.S. Title 32, Chapter 15.

124. "Prior Authorization" means, in reference to interactions between the RBHA and the Contractor, notification of authorization by the Contractor to the RBHA; in reference to interactions between the Contractor and its Subcontracted Providers, obtaining the prior approval for payment of service delivery from the Contractor prior to delivery of non-emergency services. Prior authorization is required only for services specifically defined by the RBHA and ADHS.

125. "Privileging" means methodology and criteria used to deem clinicians competent to perform their assigned responsibilities, based on experience, training, supervised practice and/or competency testing.

126. "Professional Services or Professional Acts" means services or acts of persons whose vocation or occupation requires special, usually advanced, education and skill that is predominantly mental or intellectual rather than physical or manual.

127. "Profit" means the excess of revenues over expenditures, in accordance with Generally Accepted Accounting Principles, regardless of whether the Offeror is a for-profit or a not-for-profit entity.

128. "Provider" means the Contractor or any Subcontractor to the extent either provides covered services to eligible or enrolled persons.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

129. "Provider Appeal" means process by which a provider may challenge any adverse action, decision or policy of the RBHA or ADHS.

130. "Provider Network" means the agencies, facilities, professional groups or professionals under subcontract to the Contractor to provide covered services to eligible and enrolled persons and includes the Contractor to the extent the Contractor directly provides covered services to eligible and enrolled persons.

131. "Prudent Layperson" means a person without medical training who exercises those qualities of attention, knowledge, intelligence and judgment which society requires of its members for the protection of their own interest and the interest of others. The phrase does not apply to a person's ability to reason, but rather the prudence of which he/she acts under a given set of circumstances.

132. "Psychiatrist" means a person who is a licensed physician as defined in ARS Title 32, Chapter 13, or Chapter 17 and who holds psychiatric board certification from the American Board of Psychiatry and Neurology; the American College of Osteopathic Neurologists and Psychiatrists; or the American Board of Neurology and Psychiatry; or is board eligible.

133. "Psychologist" means a person licensed by the Arizona Board of Psychologist Examiners pursuant to A.R.S. Title 32, Chapter 19.1.

134. "Public Institution (as referenced in 42 CFR 435.1009)" means a facility which is under the responsibility of a governmental unit, or over which a governmental unit exercises administrative control. This control can exist when a facility is actually an organizational part of a governmental unit, or when a governmental unit exercises final administrative control, including ownership and control of the physical facilities and grounds used to house inmates. Administrative control can also exist when a governmental unit is responsible for the ongoing daily activities of a facility; for example, when facility staff members are governmental employees, or when a governmental unit, board or officer has final authority to hire and fire employees.

135. "Qualified Medicare Beneficiary" (QMB) means a person eligible under A.R.S.
     Section 36-2971 (4), who is entitled to Medicare Part A insurance, meets certain income, resource and residency requirements of the Qualified Medicare Beneficiary program. A QMB who is also eligible for Medicaid is commonly referred to as a dual eligible.

136. "Rate Code" means a numerical code designated by AHCCCS to indicate a member's eligibility category.

137. "Referral" mans a verbal, written, telephonic, electronic or in-person request for behavioral health services.

138. "Regional Behavioral Health Authority" (RBHA) means an organization under contract with the ADHS to coordinate the delivery of behavioral health services to eligible and/or enrolled persons in a specific Geographical Service Area(s) of the State.

139. "Registered Nurse" means an individual licensed as a graduate nurse, professional nurse, or registered nurse according to A.R.S. Title 32, Chapter 15. In addition, a registered nurse providing a behavioral health service to a member must have a minimum of 1 year of experience in behavioral health-related field as specified in A.A.C., Title 9, Chapter 20, Article 1 and A.A.C., R9-2036 (B).

140. "Registered Nurse Practitioner" means a person who is licensed by the Arizona Board of Nursing pursuant to A.R.S. Title 32, Chapter 15.

141. "RBHA Provider Manual" means the information published by the RBHA and available at www.cpsa-rbha.org that outlines the procedures and protocols applicable to behavioral health services made available in Arizona by or through DBHS, ADHS or the RBHA.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

142. "Rehabilitative Services" means covered services provided to remediate disability that is related to, caused by, or associated with a behavioral health disorder.

143. "Related Party" means a party that has, or may have, the ability to control or significantly influence a Contractor or a party that is, or may be, controlled or significantly influenced by the Contractor. "Related parties" include, but are not limited to, agents, managing employees, persons with an ownership or controlling interest in the disclosing entity, and their immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

144. "Remittance Advice" means remittance of information used by an insurer to explain the payment or denial of services for a group of insured individuals.

145. "Residential Treatment Center" (RTC) means an inpatient psychiatric facility for person under the age of 21, accredited by JCAHO and licensed by ADHS as a residential treatment center pursuant to A.A.C. R9-20, Article
     6. Room and board is a covered service in this facility.

146. "Request for Hearing" means a request for an expedited hearing with AHCCCS.

147. "Request for Investigation" means a request for a formal investigation concerning the allegation of a violation of a person's with serious mental illness behavioral health service rights pursuant to A.A.C. R9-21-402.

148. "SAMHSA" means Substance Abuse and Mental Health Services Administration (SAMHSA).

149. "Second-Level Review" means an evaluation of an enrolled person or their medical record to assess the adequacy and clinical soundness of their assessment and treatment plan, to verify determination of a serious mental illness, and/or to review or approve/deny admission or continued stay to a Hospital, Psychiatric Hospital, Subacute Facility or RTC.

150. "Senate Bill 1280 (SB1280)" means Senate Bill 1280 pursuant to Laws 2000 regarding the ADHS and Arizona Department of Economic Security IGA for the provision of joint substance abuse treatment.

151. "Seriously Emotionally Disturbed" means those children from birth up to age 18 who meet diagnostic requirements as set forth by the ADHS and who have functional impairment which substantially interferes with or limits achieving or maintaining one or more developmentally appropriate social, behavioral, cognitive, communicative, or adaptive skills. DSM IV "V" codes, and substance use are excluded, unless they co-occur with another diagnosable serious emotional disturbance.

152. "Service Authorization" means the approval to provide covered services to an enrolled person.

153. "Service Plan" (also may be called an Individualized Service Plan (ISP) or Treatment Plan) means a written plan, developed in collaboration with the enrolled person, family, significant other, involved subcontracted providers and/or community and State agencies, that links specific covered services and strategies with desired treatment and rehabilitative outcomes.

154. "Shall" means what is mandatory.

155. "Social Worker" means

     a. an individual who is certified as a baccalaureate social worker, master social worker, or independent social worker, according to A.R.S. Title 32, Chapter 33, Article 5; or

     b. until October 3, 2003, an individual who is certified by the National Association of Social Workers; or

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     c. an individual who is licensed or certified to practice social work by a government entity in another state if the individual:

          i. has documentation of submission of an application for certification as a baccalaureate social worker, master social worker, or independent social worker according to A.R.S. Title 32, Chapter 33, Article 5 and

          ii. is certified as a baccalaureate social worker, master social worker, or independent social worker according to A.R.S. Title 32, Chapter 33, Article 5 within two years after submitting the application.

156. "Special Health Care Needs" means members who have serious and chronic, physical, developmental, or behavioral conditions, and who also require medically necessary behavioral health and related services of a type or amount beyond that required by members generally.

157. "State" means the State of Arizona.

158. "State Plan" is the written agreements between the State of Arizona and CMS which describe how the AHCCCS programs meet all CMS requirements for participation in the Medicaid program and the Children's Health Insurance Program.

159. "Subcontract" means this Subcontract Agreement.

160. "Subcontracted Provider" means a Provider who has entered into a written agreement with the Contractor for the provision of all or a specified part of covered services under this Subcontract.

161. "Substance" means any chemical matter that, when introduced into the body in any way, is capable of causing altered human behavior or altered mental functioning.

162. "Substance Abuse" means a maladaptive pattern of substance use manifested by recurrent and significant adverse consequences related to the repeated use of substances.

163. "Substance Abuse Counselor" means

     a. a person who is certified as a substance abuse counselor according to A.R.S. Title 32, Chapter 33, Article 8; or

     b. an individual who is certified by the Arizona Board of Certification of Addiction Counselors.

164. "Substance Dependence" means a cluster of cognitive, behavioral and physiological symptoms indicating that the individual continues use of the substance despite significant substance-related problems.

165. "Supportive Services" means covered services provided to facilitate the delivery of or enhance the benefit received from other behavioral health services. Refer to the ADHS Covered Behavioral Health Services Guide for additional information.

166. "Telemedicine" means the use of electronic communication and information technologies to provide or support clinical care at a distance.

167. "Third Party Payer" is any entity, municipality, county, program or insurer that is, or may be liable to pay all or part of the fees for covered services provided to an eligible or enrolled person, including an AHCCCS applicant or member as defined in R9-22-1001.. State agencies that provide services that are funded by State tax revenues are not considered Third Party Payers.

168. "Third Party Liability" means the responsibility or obligation of a Third Party to pay for all or part of the fees for covered services provided to an eligible or enrolled person, including AHCCCS applicant or member as defined in R9-22-1001, by the Contractor or their Subcontracted Provider.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

169. "Third Party Revenue" means any revenue collected from Third Party Payers for reimbursement of all or part of fees for covered services provided to an eligible or enrolled person, including AHCCCS applicant or member as defined in R9-22-1001.

170. "Title 9, Chapter 21" means Arizona Administrative Code Title 9: Health Services, Chapter 21: Department of Health Services, Mental Health Services for Persons with Serious Mental Illness, as defined in A.R.S.
     Section 36-550.

171. "Title XIX" means Title XIX of the Social Security Act, as amended. This is the Federal statute authorizing Medicaid, which is administered by AHCCCSA.

172. "Title XIX Covered Services" means those covered services identified in the ADHS Covered Behavioral Health Services Guide as being Title XIX reimbursable.

173. "Title XIX Eligible Person" means an individual who meets Federal and State requirements for Title XIX eligibility.

174. "Title XIX Member" means an AHCCCS member eligible for Federally funded Medicaid programs under Title XIX of the Social Security Act including those eligible under section 1931 provisions of the Social Security Act (previously AFDC), Sixth Omnibus Budget Reconciliation Act (SOBRA), Supplemental Security Income (SSI), SSI-related groups, Title XIX Waiver Groups, Medicare Cost Sharing Groups, Breast and Cervical Cancer Treatment program and Freedom to Work.

175. "Title XXI" means Title XXI of the Social Security Act, referred to in federal legislation as the "Children's Health Insurance Program" (CHIP) and the Arizona implementation of which is referred to as "KidsCare."

176. "Title XXI Covered Service" means those covered services identified in the ADHS Covered Behavioral Health Services Guide as being Title XIX reimbursable.

177. "Title XXI Eligible Person" is an individual who meets Federal and State requirements for Title XXI eligibility.

178. "Title XXI Member" means a member eligible for acute care services under Title XXI of the Social Security Act, referred to in federal legislation as the "State Children's Health Insurance Program" (SCHIP). The Arizona version of SCHIP is referred to as "KidsCare".

179. "Title XXI Waiver Member" means parents/stepparents of KidsCare or SOBRA children show family income is up to two hundred percent (200%) of the Federal Poverty Level, have no other health insurance and meet other eligibility requirements.

180. "Treatment" means the range of behavioral health care received by a member that is consistent with the therapeutic goals.

181. "Treatment Services" means covered services provided to identify, prevent, eliminate, ameliorate, improve or stabilize specific symptoms, signs and behaviors related to, caused by, or associated with behavioral health disorder.

182. "Tribal RBHA" means a Native American Indian tribe under contract with the ADHS to coordinate the delivery of behavioral health services to eligible and enrolled persons who are residents of the Federally recognized Tribal Nation that is the party to the contract.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                                 ATTACHMENT 2
                                            SERVICE SITE LOCATIONS

--------------------------------------------------------------------------------------------------------------
Contractor Name:   The Providence Service Corporation                License #:          BH 1229
Facility Address:  620 N. Craycroft                                  AHCCCS #:           421397
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      520.748.7108           Fax Number: _____________  Provider Type:      77
E-Mail Address:    ________________________________________________  COS:                01, 12, 23, 26, 47
Mailing Address:   Same as Facility                                  eCura Site ID:      530
City/State/Zip:    ________________________________________________                      _____________________
Intake Site:  [X] Yes [_] No              Operating Hours:  Monday - Friday, 8 AM - 5 PM
Contract Effective Dates:  Start Date:    July 1, 2003             End Date:  June 30, 2005
Benefit Plans:
                     [X] Children's Services
                         [X] Title XIX
                         [X] Title XXI
                         [X] Non-Title XIX
                         [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Contractor Name:   The Providence Service Corporation                License #:          BH 2181
Facility Address:  7229 E. Thornydale, Suite 117                     AHCCCS #:           798415
City/State/Zip:    Tucson, AZ  85741                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      520.744.4376           Fax Number:  520.579.1138  Provider Type:      77
E-Mail Address:    ________________________________________________  COS:                01, 26, 47
Mailing Address:   620 N. Craycroft                                  eCura Site ID:      2624
City/State/Zip:    Tucson, AZ  85711                                                     _____________________
Intake Site:  [X] Yes [_] No              Operating Hours:  Monday - Friday, 8 AM - 5 PM
Contract Effective Dates:  Start Date:    October 1, 2003          End Date:  June 30, 2005
Benefit Plans:
                     [X] Children's Services
                         [X] Title XIX
                         [X] Title XXI
                         [X] Non-Title XIX
                         [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                                 ATTACHMENT 3
                  INDEPENDENT PRACTITIONERS (M.D., D.O., R.N.P, P.A. Ph.D., CISW, CPC, CMFT)

--------------------------------------------------------------------------------------------------------------
Name:              Michael J. Mardis         Credentials: MD         License #:          27301
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           483454
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108               FAX Number:  745-1707      Provider Type:      08
E-Mail Address:    mmardis@provcorp.com                              /1/COS:             01, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      PENDING
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [X] Yes [_] No  DEA # BM6302284  DEA Start: 7/19/99  DEA End:  1/31/02
Children's Services:  [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Phillip Randall           Credentials: CPC        License #:          CC-0743
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           641317
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108               FAX Number:  745-1707      Provider Type:      87
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      301
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Brigette Stuetze          Credentials:  CPC       License #:          CC-1572
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           633356
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108               FAX Number:  745-1707      Provider Type:      87
E-Mail Address:    ________________________________________________  COS:                01, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      353
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

----------
/1/AHCCCS Category of Service (COS) - For Provider Types 08 (Physician, Specialty Code 192 or 195); 18 (Physician Assistant); 19 (Registered Nurse Practitioner, Specialty Code 098); or 31(Osteopath, Specialty Code 192) must have COS 47 - Mental Health Services.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                           ATTACHMENT 3 (Continued)
                  INDEPENDENT PRACTITIONERS (M.D., D.O., R.N.P, P.A. Ph.D., CISW, CPC, CMFT)

--------------------------------------------------------------------------------------------------------------
Name:              Terry Randolph            Credentials:  CPC       License #:          CC-1042
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           741183
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108               FAX Number:  745-1707      Provider Type:      87
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      822
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XX         [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Michelle McLoughlin       Credentials:  CISW      License #:          SW-2928I
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           741175
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108               FAX Number:  745-1707      Provider Type:      85
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      823
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Ana Giron                 Credentials:  CISW      License #:          SW-10432I
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           7441167
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      85
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      824
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                           ATTACHMENT 3 (Continued)
                  INDEPENDENT PRACTITIONERS (M.D., D.O., R.N.P, P.A. Ph.D., CISW, CPC, CMFT)

--------------------------------------------------------------------------------------------------------------
Name:              Vanessa Aldecoa           Credentials:  CPC       License #:          CC-10632
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           719073
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      87
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      825
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Arlene Toohey             Credentials:  CMFT      License #:          MFT-10091
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           752164
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      86
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      943
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Pam Robinson              Credentials:  CPC       License #:          CC-10634
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           742149
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      87
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      944
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                           ATTACHMENT 3 (Continued)
                  INDEPENDENT PRACTITIONERS (M.D., D.O., R.N.P, P.A. Ph.D., CISW, CPC, CMFT)
--------------------------------------------------------------------------------------------------------------
Name:              Maria Elena (Nena) Semko  Credentials:  CPC       License #:          CC-10754
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           752304
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      87
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      945
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Becky A. Thomas           Credentials:  CISW      License #:          SW-02841
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           698706
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      85
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  July 1, 2003           End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      947
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Jackie O'Connell-Bagnati  Credentials:  CISW      License #:          SW-27591
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           776172
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      85
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:    July 1, 2003         End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      1640
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                           ATTACHMENT 3 (Continued)
                  INDEPENDENT PRACTITIONERS (M.D., D.O., R.N.P, P.A. Ph.D., CISW, CPC, CMFT)
--------------------------------------------------------------------------------------------------------------
Name:              Geraldine R. Archuleta    Credentials:  CISW      License #:          SW-06891
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           792433
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      85
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  August 1, 2003         End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      2415
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Annette Heywood-Ruskin    Credentials:  CISW      License #:          SW-10157I
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           719106
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      85
E-Mail Address:    ________________________________________________  COS:                01, 06, 47
Effective Dates:   Start Date:  September 2, 2003      End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      TBD BY RBHA
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name:              Charles Lehman            Credentials:  CMFT      License #:          MFT-0479
Mailing Address:   620 N. Craycroft                                  AHCCCS #:           753972
City/State/Zip:    Tucson, AZ  85711                                 E.I.N./T.I.N./SS#:  86-0706547
Phone Number:      748-7108                                          Provider Type:      86
E-Mail Address:    ________________________________________________  COS:                01, 47
Effective Dates:   Start Date:  September 1, 2003      End Date:   June 30, 2005
Service Site (1):  Same as Mailing                                   eCura Site ID:      TBD BY RBHA
Service Site (2):  ________________________________________________  eCura Site ID:      _____________________
Prescribing Privileges: [_] Yes  [X] No
Children's Services   [X] Title XIX       [X] Title XXI        [X] Non-Title XIX    [X] Non-Title XXI
--------------------------------------------------------------------------------------------------------------

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 4
                         CPSA AUTHORIZED SERVICE MATRIX

                                (FOLLOWING PAGES)


ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                               ATTACHMENT 5
                           HCPCS CODE MODIFIERS


          GT   Via interactive audio and video telecommunication systems

          HG   Opioid addiction treatment program

          HO   Masters degree level

          HN   Bachelors degree level

          HR   Family/couple with client present

          HS   Family/couple without client present

          HT   Multi-disciplinary team

          HQ   Group setting

          SE   State and/or federally-funded programs/services

          TF   Intermediate level of care

          TN   Rural/outside providers' customary service area

          *This is not an all inclusive list of modifiers or of the changes to modifiers. This list only represents which modifiers are referred to on the CPSA Authorized HCPCS Code Matrix effective October 1, 2003

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 6
                 PLACE OF SERVICE CODES FOR PROFESSIONAL CLAIMS

       Listed below are place of service codes and descriptions for those codes referenced on the CPSA AUTHORIZED HCPCS CODE MATRIX EFFECTIVE
     OCTOBER 1, 2003. These codes should be used on professional claims to specify where service(s) were rendered according to this matrix.

--------------------------------------------------------------------------------
Place of Service  Place of Service        Place of Service Description
    Code(s)             Name
--------------------------------------------------------------------------------
       04         Homeless Shelter  A facility or location whose primary purpose is to provide temporary housing to homeless
                                    individuals (eg. emergency shelters
                                    individual or family shelters)
--------------------------------------------------------------------------------
       11              Office       Location other than a hospital skilled
                                    nursing facility (SNF) military treatment
                                    facility community health center State or
                                    local public health clinic or intermediate
                                    care facility (ICF) where the health
                                    professional routinely provides health
                                    examinations diagnosis and treatment of
                                    illness or injury on an ambulatory basis
--------------------------------------------------------------------------------
       12               Home        Location other than a hospital or other
                                    facility where the patient receives care in
                                    a private residence
--------------------------------------------------------------------------------
       20            Urgent Care    Location distinct from a hospital emergency
                      Facility      room an office or a clinic whose purpose is
                                    to diagnose and treat illness or injury for
                                    unscheduled ambulatory patients seeking
                                    immediate medical attention
--------------------------------------------------------------------------------
       21            Inpatient      A facility other than psychiatric which
                     Hospital       primarily provides diagnostic therapeutic
                                    (both surgical and nonsurgical) and
                                    rehabilitation services by or under the
                                    supervision of physicians to patients
                                    admitted for a variety of medical conditions
--------------------------------------------------------------------------------
       22            Outpatient     A portion of a hospital which provides
                      Hospital      diagnostic therapeutic (both surgical and
                                    nonsurgical) and rehabilitation services to
                                    sick or injured persons who do not require
                                    hospitalization or institutionalization
--------------------------------------------------------------------------------
       23         Emergency Room -  A portion of a hospital where emergency
                      Hospital      diagnosis and treatment of illness or injury
                                    is provided
--------------------------------------------------------------------------------
       31         Skilled Nursing   A facility which primarily provides
                     Facility       inpatient skilled nursing care and related
                                    services to patients who require medical
                                    nursing or rehabilitative services but does
                                    not provide the level of care or treatment
                                    available in a hospital
--------------------------------------------------------------------------------
       32         Nursing Facility  A facility which primarily provides to
                                    residents skilled nursing care and related
                                    services for the rehabilitation of injured
                                    disabled or sick persons or on a regular
                                    basis health-related care services above the
                                    level of custodial care to other than
                                    mentally retarded individuals
--------------------------------------------------------------------------------
       33          Custodial Care   A facility which provides room board and
                      Facility      other personal assistance services generally
                                    on a long-term basis and which does not
                                    include a medical component
--------------------------------------------------------------------------------
       34             Hospice       A facility other than a patient's home in
                                    which palliative and supportive care for
                                    terminally ill patients and their families
                                    are provided
--------------------------------------------------------------------------------
       41         Ambulance -Land    A land vehicle specifically designed
                                     equipped and staffed for lifesaving and
                                     transporting the sick or injured
--------------------------------------------------------------------------------
       42         Ambulance - Air   An air or water vehicle specifically
                     or Water       designed equipped and staffed for lifesaving
                                    and transporting the sick or injured
--------------------------------------------------------------------------------

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Place of Service  Place of Service        Place of Service Description
    Code(s)             Name
--------------------------------------------------------------------------------
       50            Federally      A facility located in a medically
                  Qualified Health  underserved area that provides Medicare
                      Center        beneficiaries preventive primary medical
                                    care under the general direction of a
                                    physician
--------------------------------------------------------------------------------
       51            Inpatient      A facility that provides inpatient
                    Psychiatric     psychiatric services for the diagnosis and
                      Facility      treatment of mental illness on a 24-hour
                                    basis by or under the supervision of a
                                    physician
--------------------------------------------------------------------------------
       52           Psychiatric     A facility for the diagnosis and treatment
                     Facility       of - mental illness that provides a planned
                     Partial        therapeutic program for patients who do not
                  Hospitalization   require full time hospitalization but who
                                    need broader programs than are possible from
                                    outpatient visits to a hospital-based or
                                    hospital-affiliated facility
--------------------------------------------------------------------------------
       53         Community Mental  A facility that provides the following
                   Health Center    services: outpatient services including
                                    specialized outpatient services for children
                                    the elderly individuals who are chronically
                                    ill and residents of the CMHC's mental
                                    health services area who have been
                                    discharged from inpatient treatment at a
                                    mental health facility; 24 hour a day
                                    emergency care services; day treatment other
                                    partial hospitalization services or
                                    psychosocial rehabilitation services;
                                    screening for patients being considered for
                                    admission to State mental health facilities
                                    to determine the appropriateness of such
                                    admission; and consultation and education
                                    services
--------------------------------------------------------------------------------
       54           Intermediate    A facility which primarily provides
                   Care Facility/   health-related care and services above the
                      Mentally      level of custodial care to mentally retarded
                      Retarded      individuals but does not provide the level
                                    of care or treatment available in a hospital
                                    or SNF
--------------------------------------------------------------------------------
       55            Residential    A facility which provides treatment for
                      Substance     substance (alcohol and drug) abuse to
                   Abuse Treatment  live-in residents who do not require acute
                      Facility      medical care Services include individual and
                                    group therapy and counseling family
                                    counseling laboratory tests drugs and
                                    supplies psychological testing and room and
                                    board
--------------------------------------------------------------------------------
       56           Psychiatric     A facility or distinct part of a facility
                    Residential     for psychiatric care which provides a total
                     Treatment      24-hour therapeutically planned and
                      Center        professionally staffed group living and
                                    learning environment
--------------------------------------------------------------------------------
       62          Comprehensive    A facility that provides comprehensive
                     Outpatient     rehabilitation services under the
                   Rehabilitation   supervision of a physician to outpatients
                     Facility       with physical disabilities Services include
                                    physical therapy occupational therapy and
                                    speech pathology services
--------------------------------------------------------------------------------
       71          Public Health    ** A facility maintained by either State or
                      Clinic        local health departments that provides
                                    ambulatory primary medical care under the
                                    general direction of a physician
--------------------------------------------------------------------------------
       72           Rural Health    A certified facility which is located in a
                      Clinic        rural medically underserved area that
                                    provides ambulatory primary medical care
                                    under the general direction of a physician
--------------------------------------------------------------------------------
       99          Other Place of   Other place of service not identified above
                      Service
--------------------------------------------------------------------------------

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 7
                               SUMMARY OF BENEFITS
                            Effective October 3, 2001
                             (Revised July 1, 2003)

                               PIMA COUNTY - GSA 5

--------------------------------------------------------------------------------------------------------------
         PRIORITY POPULATIONS                TITLE XIX    TITLE XXI             NON-AHCCCS (SUBVENTION)
--------------------------------------------------------------------------------------------------------------
SERIOUS MENTAL ILLNESS (SMI)
--------------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                         All Covered  All Covered
                                             Services     Services                       NA
--------------------------------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI                NA           NA                  All Covered Services
     eligibility
--------------------------------------------------------------------------------------------------------------
CHILDREN
--------------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                         All Covered  All Covered
                                             Services     Services                       NA
--------------------------------------------------------------------------------------------------------------
Non-AHCCCS                                                              Exclude all Covered Services, except
   . Lost Title XIX or Title XXI                                         Individual Therapy, Family Therapy,
     eligibility                                NA           NA        Group Therapy, Crisis Intervention and
   . SEH                                                                   9XXXX codes which support these
   . SED                                                                              services.
--------------------------------------------------------------------------------------------------------------
GENERAL MENTAL HEALTH (GMH)
--------------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                         All Covered  All Covered
                                             Services     Services                       NA
--------------------------------------------------------------------------------------------------------------
   . Non-AHCCCS                                                         Exclude Inpatient, Hospital, Level I,
   . Lost Title XIX or Title XXI                NA           NA            Level II, Level III Residential,
     eligibility                                                             Medications and Non-Emergency
                                                                                  Transportation
--------------------------------------------------------------------------------------------------------------
   . Court-Ordered Treatment (GSA 5 only)       NA           NA         All Covered Services, Except Inpatient
                                                                                     Hospital
--------------------------------------------------------------------------------------------------------------
SUBSTANCE ABUSE (SA)
--------------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                         All Covered  All Covered
                                             Services     Services                       NA
--------------------------------------------------------------------------------------------------------------
   . Non-AHCCCS State only Funding / B6F*                               Exclude Inpatient, Hospital, Level I,
   . Pregnant Women                                                        Medications and Non-Emergency
   . Intravenous (IV) Drug Abusers                                               Transportation.
   . HIV Drug Abusers                           NA           NA
   . Parents of Children in Treatment                                    According to available funding, may
   . Lost Title XIX or Title XXI                                        include Level I -Detox, Level II and
     eligibility                                                       Level III SA Residential Treatment and
                                                                          9XXXX codes which support these
                                                                                    services*.
--------------------------------------------------------------------------------------------------------------
   . Court-Ordered Treatment (GSA 5 only)       NA           NA        All Covered Services, Except Inpatient
                                                                                    Hospital
--------------------------------------------------------------------------------------------------------------
TOBACCO TAX                                     NA           NA        Services According to Provider Contract
--------------------------------------------------------------------------------------------------------------
                                                                            Exclude Inpatient, Hospital,
COOL                                            NA           NA             Residential, Medications And
                                                                            Non-Emergency Transportation
--------------------------------------------------------------------------------------------------------------

All covered benefits includes those services listed in the CPSA Covered Service Authorization Matrix effective October 3, 2001.
*Block Grant Funding-CSAT (Center for Substance Abuse) Grant

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 8
                              RECONCILIATION PERIOD

--------------------------------------------------------------------------------
MONTHLY ENCOUNTER PAYMENTS                       Dates of Service:
--------------------------------------------------------------------------------
Month                        Pay Date            Encounter Reconciliation Period
--------------------------------------------------------------------------------
July                         7/15/03             -
--------------------------------------------------------------------------------
August                       8/15/03             -
--------------------------------------------------------------------------------
September                    9/15/03             July 1 - July 31
--------------------------------------------------------------------------------
October                      10/15/03            July 1 - August 31
--------------------------------------------------------------------------------
November                     11/14/03            July 1 - September 30
--------------------------------------------------------------------------------
December                     12/15/03            July 1 - October 31
--------------------------------------------------------------------------------
January                      1/15/04             July 1 - November 30
--------------------------------------------------------------------------------
February                     2/13/04             July 1 - December 31
--------------------------------------------------------------------------------
March                        3/15/04             July 1 - January 31
--------------------------------------------------------------------------------
April                        4/15/04             July 1 - February 29
--------------------------------------------------------------------------------
May                          5/14/04             July 1 - March 31
--------------------------------------------------------------------------------
June                         6/14/04             July 1 - April 30
--------------------------------------------------------------------------------
July, 2004                   N/A                 July 1 - May 31
--------------------------------------------------------------------------------
August, 2004                 N/A                 July 1 - June 30
--------------------------------------------------------------------------------

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 9
                                  FISCAL AGENT

The Fiscal Agent for this Subcontract is:

Community Partnership of Southern Arizona
Claims Department
P.O. Box 13250
Tucson, AZ 85732-3250

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 10
                        HOUSING SUPPORT SERVICES PROTOCOL

Comprehensive Service Networks should develop a plan at the beginning of each fiscal year to allocate and set aside a set percentage of their subvention funding to provide housing support services to identified high-risk TXIX and/or SMI members (both TXIX and Non-TXIX) who meet other criteria for such services.

These housing support services are identified in the Covered Behavioral Services Guide and are provided to assist individuals or families to obtain and maintain housing. These services may include rent and utility subsidies and relocation services to a person or family for the purpose of securing and maintaining housing. Please refer to the ADHS/DBHS Covered Services Guide for an expanded description and billing limitations.

These services are not an entitlement, not to be used for ongoing rent payments, and should be made available only to the extent funding allows. There is no obligation on the part of the Network to provide these services if the allocated funds for these services have already been spent, although the Network remains responsible for providing case management services to identify other resources for obtaining or maintaining housing.

In general, the expectation is that the members with highest risk factors will be the population within the Networks' larger member population who will be eligible to receive these services. Members who need funds to avoid eviction or utility shut-off when current housing is already in place, and members who are homeless or who are at risk of becoming homeless are the highest priorities for receiving these services. The following are considered additional priorities for receipt of housing support services:

..    Meeting criteria for Serious Mental Illness, especially when the member has a co-occurring substance use disorder(s)
..    Meeting criteria for Serious Mental Illness and another condition or disorder such as developmental disability, pregnancy, HIV infection and/or responsible for the care of small children, etc.
..    Meeting criteria for General Mental Health and Substance Use Disorder
     (co-occurring), especially when the member also has another condition or disorder, such as developmental disability, pregnancy, HIV infection, responsible for the care of small children, etc.
..    Meeting criteria for General Mental Health or Substance Use Disorder, when the member also has another condition or disorder, such as developmental disability, pregnancy, HIV infection, responsible for the care of small children, etc.

The Network may set additional criteria to ensure the individual is able to maintain their housing following the use of the housing support services, including requiring a plan be in place for ongoing support and /or demonstration of ability to maintain other conditions that will lead to obtaining or maintaining housing.

The Network may provide these services, at their discretion, to Non-Title XIX/XXI/Non-SMI members, if there is funding available, providing that members meeting the priorities listed above are considered first for these services.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 11
                            ARNOLD VS SARN PROVISIONS

1. The Contractor shall comply with the following provisions of the Implementation Plan agreed to by the portion in Arnold v. Department of Health Services No. C-432355 (Maricopa County Superior Court) and ordered by the Court on May 6, 1991 (the "Implementation Plan"): paragraphs 1, 3-8, 9, 12-14, 16, 17-18, 21-22, 25, 35-37, 45-46, 48-55, 59-66, 68-69, 73-74,
     81, 82-84, 85, 86, 106-107, 109-113, 125, 126-128, 132, 134, 139, 146, 149,
     196, 198, 201, 214, 216-217, 223-227, 230-231, 232, 236 and 242.

2. The Contractor shall participate fully in all planning, assessment and data collection activities of ADHS and the Monitor in implementing the requirements of the judgment in Arnold v. Arizona Department of Health Services and the Implementation Plan. These activities include, but are not limited to:

     a. Assessment of clients in the Arizona State Hospital, supervisory care homes, and board and care homes. Data from these assessments will be utilized by the entity to plan programs and needed program changes for the current fiscal year.

     b. Compliance audits of the Contractor's programs as designed and carried out by the Monitor.

     c. Collection of data on service needs and delivery in accordance with the specified services within the Implementation Plan. Data will also be collected by the Contractor and made available regarding clients turned down for service, waiting lists and unmet needs within the service area.

3. The Contractor shall ensure that the rights of persons with serious mental illness, as set forth in the judgment in Arnold v. Arizona Department of Health Services, the Implementation Plan, the client rights rules and the client rights brochure provided for in paragraphs 16 and 149 respectively of the Implementation Plan, are enforced.

4. The Contractor shall provide training to its employees to ensure that they are familiar with the rights of individuals with serious mental illness, as set forth in the judgment in Arnold v. Arizona Department of Health Services, the Implementation Plan, the client rules and the clients rights brochures provided for in paragraphs 16 and 149 respectively of the Implementation Plan.

5. Upon application for services for serious mental illness, all applicants shall be notified of their rights under the Implementation Plan and shall be given a copy of the attached Class Notice (Attachment E-IV), dated November 4, 1991, and the client rights brochure (see Implementation Plan, paragraph 149). The contents of the Class Notice shall be personally explained to the applicant. All current clients shall be given a copy of the Class Notice and the clients rights brochure immediately. The contents of the Class Notice shall be personally explained to the client by the client's case manager.

6. The Contractor shall establish a grievance procedure that conforms to paragraphs 8-14 of the Implementation Plan and the policies and rules to be implemented by ADHS in accordance with paragraph 9 of the Implementation Plan.

7. The Contractor shall facilitate clients' use of the grievance procedure and shall ensure that notice of the grievance procedure is provided to individuals with serious mental illness in accordance with the Implementation Plan and the policies and rules of ADHS.

8. The Contractor shall not in any way interfere with an individual's right to use the grievance procedure or in any way discourage the bringing of grievances by express or implied threats of retaliation. Nothing in this provision is intended to prevent the use of informal dispute resolution processes to resolve client complaints.

9. The Contractor shall comply with the requirements of the Implementation Plan, paragraphs 35-68, concerning ITPS and with the policies and regulations concerning ITPS to be adopted by ADHS

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

     pursuant to the Implementation Plan, paragraph 81. These requirements include, but are not limited to requirements concerning the eligibility determination, the comprehensive assessment, development of the ITP, the ITP meeting, distributing the ITP, client acceptance of the ITP, interim ITPs, implementing the ITP, review and modification of the ITP, and discharge planning from inpatient facilities.

10. The Contractor shall ensure the participation of the client in the development, implementation, review and modification of the client's ITP to the greatest extent possible.

11. The ITP shall be based on services that are provided in the least restrictive, most normal setting and on services that maximize the client's strengths, independence and integration into the community.

12. The ITP shall be based on the actual needs of the client rather than on what services are currently available.

13. The Contractor shall implement a written service agreement with the RBHA for each client who is to receive services in accordance with paragraph 63 of the Implementation Plan.

14. The Contractor shall not discontinue or otherwise interrupt services to a client without: (a) modification of the ITP in accordance with the applicable provisions of the Implementation Plan and ADHS policies and rules, and (b) obtaining prior written approval from the client's clinical team. If prior written approval is obtained, the Contractor shall give 30 days written notice to the client, the client's guardian, if any, and the client's case manager. If the client poses a threat of imminent harm to persons employed or served by the Contractor, the Contractor shall give notice which is reasonable under the circumstances.

15. No service of the Contractor shall be modified, terminated, interrupted or discontinued except upon modification of the ITP by the clinical team in conjunction with the client and the client's guardian and/or designated representatives, if any.

16. All modifications of the ITP may be grieved by the client, and the case manager shall inform all clients of this right whenever an ITP is modified. If a class member grieves a modification, no services shall be modified, terminated, interrupted or discontinued until the grievance, and any judicial review thereof, are final.

17. Clients may request a change in case manager, psychiatrist or clinical team, which request shall be honored to the extent possible.

18. All housing and residential services shall be provided in homelike settings that are designed to integrate clients into the community. There shall be no arbitrary time limits on length of stay in any housing or residential program.

19. The Contractor shall only develop housing and residential services that comply with the size limitations in the Implementation Plan, paragraph 127, and that conform to the interpretative guidelines developed by ADHS.

20. The Contractor must accept referrals of all class members in Arnold v. Arizona Department of Health Services. Once the clinical team determines that the client requires specific services, no agency under contract or subcontract with ADHS to provide those same specific services may unreasonably refuse to provide those services except when, in the case of a residential program, there are no vacancies, and in the case of other services, the extension of services would cause the agency to exceed pre-established staff/client ratios. All refusals to provide services for whatever reason shall be reported in writing to the medical director of DBHS.

NOTE: The foregoing shall apply to the extent same relate to services to be provided by the Contractor under its Subcontract with the RBHA.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 12
                          ARIZONA VISION AND PRINCIPLES

The Contractor and its Subcontracted Provider will participate in all ADHS activities required to meet the requirements of the J.K. Settlement agreement. Specific activities will be initiated to achieve the following Arizona Vision and Principles:

A.   THE ARIZONA VISION:

     1. In collaboration with the child and family and others, Arizona will provide accessible behavioral health services designed to aid children to achieve success in school, live with their families, avoid delinquency, and become stable and productive adults.

     2. Services will be tailored to the child and family and provided in the most appropriate setting, in a timely fashion, and in accordance with best practices, while respecting the child's and family's cultural heritage.

B.   THE 12 AZ PRINCIPLES

     1.   Collaboration with the child and family:

          Respect for and active collaboration with the child and parents is the cornerstone to achieving positive behavioral health outcomes. Parents and children are treated as partners in the assessment process, and the planning, delivery, and evaluation of behavioral health services, and their preferences are taken seriously.

     2.   Functional outcomes:

          Behavioral health services are designed and implemented to aid children to achieve success in school, live with their families, avoid delinquency, and become stable and productive adults.

          Implementation of the behavioral health services plan stabilizes the child's condition and minimizes safety risks.

     3.   Collaboration with others:

          When children have multi-agency, multi-system involvement, a joint assessment is developed and a jointly established behavioral health services plan is collaboratively implemented.

          Client centered teams plan and deliver services.

          Each child's team includes the child and parents and any foster parents, any individual important in the child's life who is invited to participate by the child or parents. The team also includes all other persons needed to develop an effective plan, including, as appropriate, the child's teacher, the child's Child Protective Service and/or Division of Developmental Disabilities case workers, and the child's probation officer. The team develops a common assessment of the child's and family's strengths and needs; develops an individualized service plan; monitors implementation of the plan; and makes adjustments in the plan if it is not succeeding.

     4.   Accessible services:

          Children have access to a comprehensive array of behavioral health services, sufficient to ensure that they receive treatment they need. Plans identify transportation the parents and child need to access behavioral health services, and how transportation assistance will be provided. Behavioral health are adapted or created when they are needed by not available.

     5.   Best practices:

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

          Behavioral health services are provided by competent individuals who are adequately trained and supervised. Behavioral health services are delivered in accordance with guidelines adopted by ADHS that incorporate evidence-based "best practice". Behavioral health service plans identify and appropriately address behavioral symptoms that are reactions to death of a family member, abuse or neglect, learning disorders, and other similar traumatic or frightening circumstances, substance abuse problems, the specialized behavioral health needs of children who are developmentally disabled, maladaptive sexual behavior, including abusive conduct and risky behavior, and the need for stability and the need to promote permanency in class member's lives, especially class members in foster care. Behavioral health services are continually evaluated and modified if ineffective in achieving desired outcomes.

     6.   Most appropriate setting:

          Children are provided behavioral health services in their home and community to the extent possible. Behavioral health services are provided in the most integrated setting appropriate to the child's needs. When provided in a residential setting, the setting is the most integrated and most home-like setting that is appropriate to the child's needs.

     7.   Timeliness:

          Children identified as needing behavioral health services are assessed and served promptly.

          a.   Services tailored to the child and family:

               The unique strengths and needs of children and their families dictate the type, mix and intensity of behavioral health services provided. Parents and children are encouraged and assisted to articulate their own strengths and needs, the goals they are seeking and what services they think are required to meet these goals.

          b.   Stability:

               Behavioral health service plans strive to minimize placements. Service plans identify whether a class member is at risk of experiencing a placement disruption and if so, identify the steps to be taken to minimize or eliminate the risk. Behavioral health service plans anticipate crises that might develop and include specific strategies and services that will be employed if a crisis develops. In responding to crises, the behavioral health system uses all appropriate behavioral health services to help the child remain at home, minimize placement disruptions and avoid the inappropriate use of the police and criminal justice system. Behavioral health service plans anticipate and appropriately plan for transitions in children's lives, including transitions to new schools and new placements, and transitions to adult services.

               i. Respect for the child and family's unique cultural heritage:

                     Behavioral health services are provided in a manner that respects the cultural tradition and heritage of the child and family. Services are provided in Spanish to children and parents whose primary language is Spanish.

               ii.   Independence:

                     Behavioral health services include support and training for parents in meeting their child's behavioral health needs, and support and training for children in self-management. Behavioral health service plans identify parents' and children's need for training and support to participate as partners in assessment process and in the planning, delivery, and evaluation of services, and provide that such training and support, including transportation assistance, advance discussions and help with understanding written materials will be made available.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

               iii.  Connection to natural supports:

                     The behavioral health system identifies and appropriately utilizes natural supports available from the child and parents' own network of associates, including friends and neighbors, and from community organizations, including service and religious organizations.

                     The Contractor and its Subcontracted Providers will participate in the ADHS initiatives relevant to operationalizing the Arizona Vision and Principles. This will include:

                     . Participation in training, programs focused on collaborations, assessment, service planning and implementation and on maximizing the use of Title XIX monies.

                     . Development and use of both in-home and out-of-home Respite.

                     . Contracting with certain masters level behavioral health professionals who have met the defined credentialing and privileging requirements.

                     . Participate in the development and implementation of workforce development and service expansion for Title XIX covered services.

                     . Assist the development of ADHS Best Practice Guidelines in monitoring and addressing the effects of medications.

                     . Expanding the continuum and capacity for substance abuse services.

ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 13
                  CONTRACTOR'S EXPENDITURE REPORT - HB2003 CER

                                (FOLLOWING PAGE)


ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                              SUBCONTRACT AGREEMENT
                          COMPREHENSIVE SERVICE NETWORK
                       The Providence Service Corporation
--------------------------------------------------------------------------------
CONTRACT NUMBER: A0308
--------------------------------------------------------------------------------

                                  ATTACHMENT 14
      CONTRACTOR'S EXPENDITURE REPORT - FEDERAL GRANT (PROJECT M.A.T.C.H.)

                                (FOLLOWING PAGE)


ATTACHMENTS
Effective 7-01-03

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------

                         CONTRACTOR'S EXPENDITURE REPORT

1.  Contractor's Name:      The Providence Corporation
                            -------------------------------------

2.  Title of Program:       Federal Grant (Project M.A.T.C.H.)
                            -------------------------------------

3.  Period Covered: From    September 1, 2003   To   August 31, 2004
                            ------------------     -----------------

BUDGET                                                 ACTUAL EXPENDITURES FOR FY2004
-----------------------------------------------------  ------------------------------------------------------
                                                One
                                      Current  Month
                                       Budget  Budget  Jul-03  Aug-03  Sep-03  Qtr. 1  Oct-03  Nov-03  Dec-03
                                      ---------------  ------------------------------------------------------
Personnel Expenses
   Salary
      Care Coordinator                 40,056   3,338                              --
      Family Involvement Coordinator   23,856   1,988                              --
      Case Aide                        22,464   1,872                              --
   ERE
      Care Coordinator                 10,014     835                              --
      Family Involvement Coordinator    5,964     497                              --
      Case Aide                         5,616     468                              --
   Mileage
      Care Coordinator                    876      73                              --
      Family Involvement Coordinator      876      73                              --
      Case Aide                           876      73                              --
   Cell Phone / Pagers                  2,305     192                              --
   Office Supplies                        360      30                              --
                                                   --
                                      ---------------  ------------------------------------------------------
                      Total Expenses  113,263   9,439      --      --      --      --      --      --      --
                                      ---------------  ------------------------------------------------------

BUDGET                                ACTUAL EXPENDITURES FOR FY2004
-------------------------------------------------------------------------------------------------------------  -----------------
                                                                                                                 YTD
                                                                                                               Actual      %
                                      Qtr. 2   Jan-04  Feb-04  Mar-04  Qtr. 3  Apr-04  May-04  Jun-04  Qtr. 4  Expense  Complete
-------------------------------------------------------------------------------------------------------------  -----------------
Personnel Expenses
   Salary
      Care Coordinator                     --                              --                              --                  0%
      Family Involvement Coordinator       --                              --                              --                  0%
      Case Aide                            --                              --                              --                  0%
   ERE
      Care Coordinator                     --                              --                              --                  0%
      Family Involvement Coordinator       --                              --                              --                  0%
      Case Aide                            --                              --                              --                  0%
   Mileage
      Care Coordinator                     --                              --                              --                  0%
      Family Involvement Coordinator       --                              --                              --                  0%
      Case Aide                            --                              --                              --                  0%
   Cell Phone / Pagers                     --                              --                              --                  0%
   Office Supplies                         --                              --                              --                  0%
                                      -----------------------------------------------------------------------  -----------------
                      Total Expenses       --      --      --      --      --      --      --      --      --       --         0%
                                      -----------------------------------------------------------------------  -----------------

--------------------------------------------------------------------------------
CPSA CHILDREN'S NETWORK MANAGER

[ ]  Performance Satisfactory for Payment
[ ]  Performance Unsatisfactory, withhold payment
[ ]  No payment due


-------------------------------------------------------------
Network Manager Signature                         Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTRACTOR'S CERTIFICATION

I certify that this report has been examined by me, and to the best of my knowledge and belief, the reported expenditures are valid, based upon our official accounting records (book of account) and are consistent with terms of the contract. It is also understood that the contract payments are calculated by CPSA based upon information provided in this report.


-------------------------------------------------------------
Authorized Contractor Signature/Title             Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                  SERVICE AUTHORIZATION MATRIX WITH ATTACHMENTS
--------------------------------------------------------------------------------
       Effective Date: October 1, 2003    Revised: January, 2003
--------------------------------------------------------------------------------

1.   MATRIX REVISIONS:

     The current CPSA Service Authorization Matrix has been revised to include the following:

     a. Adjustment of CPSA rates as shown in Table 1 below. The effective date of these changes is retroactive to October 1, 2003.

Table 1 - CPSA Rate Adjustments Effective October 1, 2003
-----------------------------------------------------------
Code     CPSA rate on previous matrix     Revised CPSA rate
-----------------------------------------------------------
00104    105.96 base + $25.49 per time                25.40
-----------------------------------------------------------
90801                148.29                          199.00
-----------------------------------------------------------
90862                53.05                            65.00
-----------------------------------------------------------
90882                150.00                          189.00
-----------------------------------------------------------
90885                34.00                           188.00
-----------------------------------------------------------
99251                42.15                            43.92
-----------------------------------------------------------
99341                61.12                           126.00
-----------------------------------------------------------
99342                89.47                           159.00
-----------------------------------------------------------
99343                133.79                          199.00
-----------------------------------------------------------
99344                172.97                          238.00
-----------------------------------------------------------
99345                209.84                          275.00
-----------------------------------------------------------
99347                48.13                           113.00
-----------------------------------------------------------
99348                75.41                           143.00
-----------------------------------------------------------
99349                115.64                          180.00
-----------------------------------------------------------
99350                168.86                          234.00
-----------------------------------------------------------
99358              BY REPORT                         125.00
-----------------------------------------------------------
99359              BY REPORT                          70.00
-----------------------------------------------------------
99361                41.00                            65.00
-----------------------------------------------------------
99362                90.00                           120.00
-----------------------------------------------------------
99371              BY REPORT                          70.00
-----------------------------------------------------------
99372              BY REPORT                          70.00
-----------------------------------------------------------
99373              BY REPORT                          70.00
-----------------------------------------------------------

     b. Place of Service Code changes are shown in Table 2 below. The effective date of these changes is retroactive to October 1, 2003.

Table 2 - Place of Service Additions and Deletions
-------------------------------------------------------------------
     Code         Remove Place of Service     Add Place of Service
-------------------------------------------------------------------
     70450                   62
-------------------------------------------------------------------
     70460                   62
-------------------------------------------------------------------
     70470                   62
-------------------------------------------------------------------
     70551                   62
-------------------------------------------------------------------
     70552                   62
-------------------------------------------------------------------
     70553                   62
-------------------------------------------------------------------
     90801                   54
-------------------------------------------------------------------
     90816                   54
-------------------------------------------------------------------
     90817                   54
-------------------------------------------------------------------

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                  SERVICE AUTHORIZATION MATRIX WITH ATTACHMENTS
--------------------------------------------------------------------------------
       Effective Date: October 1, 2003    Revised: January, 2003
--------------------------------------------------------------------------------

-------------------------------------------------------------------
     Code         Remove Place of Service      Add Place of Service
-------------------------------------------------------------------
     90818                   54
-------------------------------------------------------------------
     90819                   54
-------------------------------------------------------------------
     90821                   54
-------------------------------------------------------------------
     90822                   54
-------------------------------------------------------------------
     90823                   54
-------------------------------------------------------------------
     90824                   54
-------------------------------------------------------------------
     90826                   54
-------------------------------------------------------------------
     90827                   54
-------------------------------------------------------------------
     90828                   54
-------------------------------------------------------------------
     90829                   54
-------------------------------------------------------------------
     90845                   54
-------------------------------------------------------------------
     90847                   54
-------------------------------------------------------------------
     90849                   54
-------------------------------------------------------------------
     90853                   54
-------------------------------------------------------------------
     90857                   54
-------------------------------------------------------------------
     90862                   54
-------------------------------------------------------------------
     90865                   54
-------------------------------------------------------------------
     90870                   54
-------------------------------------------------------------------
     90871                   54
-------------------------------------------------------------------
     90875                   54
-------------------------------------------------------------------
     90876                   54
-------------------------------------------------------------------
     90882                   54
-------------------------------------------------------------------
     90885                   54
-------------------------------------------------------------------
     90887                   54
-------------------------------------------------------------------
     90889                   54
-------------------------------------------------------------------
     90901                   54
-------------------------------------------------------------------
     96100                 54, 62
-------------------------------------------------------------------
     96110                   62
-------------------------------------------------------------------
     96111                   62
-------------------------------------------------------------------
     96115                   54
-------------------------------------------------------------------
     96117                   54
-------------------------------------------------------------------
     97532                   62
-------------------------------------------------------------------
     99201                   62
-------------------------------------------------------------------
     99202                   62
-------------------------------------------------------------------
     99203                   62
-------------------------------------------------------------------
     99204                   62
-------------------------------------------------------------------
     99205                   62
-------------------------------------------------------------------
     99211                   62
-------------------------------------------------------------------
     99212                   62
-------------------------------------------------------------------
     99213                   62
-------------------------------------------------------------------
     99214                   62
-------------------------------------------------------------------
     99215                   62
-------------------------------------------------------------------

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                  SERVICE AUTHORIZATION MATRIX WITH ATTACHMENTS
--------------------------------------------------------------------------------
       Effective Date: October 1, 2003    Revised: January, 2003
--------------------------------------------------------------------------------

-------------------------------------------------------------------
     Code         Remove Place of Service     Add Place of Service
-------------------------------------------------------------------
     99241                 34, 62
-------------------------------------------------------------------
     99242                 34, 62
-------------------------------------------------------------------
     99243                 34, 62
-------------------------------------------------------------------
     99244                 34, 62
-------------------------------------------------------------------
     99245                 34, 62
-------------------------------------------------------------------
     99271               34, 54, 62
-------------------------------------------------------------------
     99272               34, 54, 62
-------------------------------------------------------------------
     99273               34, 54, 62
-------------------------------------------------------------------
     99274               34, 54, 62
-------------------------------------------------------------------
     99275               34, 54, 62
-------------------------------------------------------------------
     99311                   34
--------------------------------------------------------------------
     99315                   34
--------------------------------------------------------------------
     99316                   34
--------------------------------------------------------------------
     99321                   54
--------------------------------------------------------------------
     99322                   54
--------------------------------------------------------------------
     99323                   54
--------------------------------------------------------------------
     99331                   54
--------------------------------------------------------------------
     99332                   54
--------------------------------------------------------------------
     99333                   54
--------------------------------------------------------------------
     99354                   62
--------------------------------------------------------------------
     99355                   62
--------------------------------------------------------------------
     99358                   62
--------------------------------------------------------------------
     99359                   62
--------------------------------------------------------------------
     99361                   62
--------------------------------------------------------------------
     99362                   62
--------------------------------------------------------------------
     99371                   12                        11
--------------------------------------------------------------------
     99372                   12                        11
--------------------------------------------------------------------
     99373                   12                        11
-------------------------------------------------------------------
     99499                 34, 62
-------------------------------------------------------------------
     G0001                 34, 62
-------------------------------------------------------------------
     H0002               23, 34, 54
-------------------------------------------------------------------
   H0004 HQ                  54
-------------------------------------------------------------------
     H0025                   54
-------------------------------------------------------------------
     H0031               23, 34, 54
-------------------------------------------------------------------
     H0034                   54
-------------------------------------------------------------------
     H0038                   54
-------------------------------------------------------------------
   H0038 HQ                23, 54
-------------------------------------------------------------------
     H2000               23, 34, 54
-------------------------------------------------------------------
     H2011                 23, 54
-------------------------------------------------------------------
   H2011 HT                23, 54
-------------------------------------------------------------------
     H2014                   54
-------------------------------------------------------------------
   H2014 HQ                  54
-------------------------------------------------------------------

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                  SERVICE AUTHORIZATION MATRIX WITH ATTACHMENTS
--------------------------------------------------------------------------------
       Effective Date: October 1, 2003    Revised: January, 2003
--------------------------------------------------------------------------------

-------------------------------------------------------------------
     Code         Remove Place of Service     Add Place of Service
-------------------------------------------------------------------
     H2016                   54
-------------------------------------------------------------------
     H2025                   54
-------------------------------------------------------------------
     H2026                   54
-------------------------------------------------------------------
     H2027                   54
-------------------------------------------------------------------
     J0515             23, 34, 54, 62
-------------------------------------------------------------------
     J1200             23, 34, 54, 62
-------------------------------------------------------------------
     J1630             23, 34, 54, 62
-------------------------------------------------------------------
     J1631             23, 34, 54, 62
-------------------------------------------------------------------
     J2680             23, 34, 54, 62
-------------------------------------------------------------------
     J3410             23, 34, 54, 62
-------------------------------------------------------------------
   T1016 HO             23, 34, 54
(out of office)
-------------------------------------------------------------------
   T1016 HN             23, 34, 54
(out of office)
-------------------------------------------------------------------
     H0043             23, 34, 54, 62
-------------------------------------------------------------------
   H0046 SE                                 11,12,22,50,53,55,71,72
-------------------------------------------------------------------
     H0046             23, 34, 54 ,62
-------------------------------------------------------------------
     S9986             23, 34, 54 ,62
-------------------------------------------------------------------
     T1013             23, 34, 54 ,62
-------------------------------------------------------------------

     c. Provider Type 02 has been removed as a valid provider type to bill S5150 and S5151 per ADHS. The effective date of this change is October 1, 2003.

     d. Provider Types 39, 72, 77, 85, 86, 87, A3, and A6 have been added as valid provider types to bill H2014 HQ. The effective date of this change is October 1, 2003.

     e. Provider Type 7 has been removed as a valid provider type to bill 99212 per ADHS and provider type 72 has been added. The effective date of this change is October 1, 2003.

     f. Column previously entitled, "Services Not Available Via Telemedicine", has been changed to "Telemedicine Services Available with GT Modifier". There were no changes to the actual codes available for telemedicine. This was only a change for clarity within the document.

     g. Matrix Attachment I and Matrix Attachment II have been added. The effective date of these attachments is October 1, 2003.

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                  SERVICE AUTHORIZATION MATRIX WITH ATTACHMENTS
--------------------------------------------------------------------------------
       Effective Date: October 1, 2003    Revised: January, 2003
--------------------------------------------------------------------------------

                              MATRIX ATTACHMENT I
         LEVEL II AND III CHILDREN RESIDENTIAL RATES FOR GSA-3 AND GSA-5
                      Per Diem Rates with Minimum Services
                               (Revised 11-25-03)

                                                       Hours   Units   Units
                                           Procedure     per     per     per
Service                                    Code         Week    Hour   Month      Rate
----------------------------------------------------------------------------------------
Behavioral Health Short-Term Residential
(Level II ), Without room and board
Complex                                    H0018 TG                            By Report
Individual Counseling                                      2       4      32
Group Counseling                                           5       4      80
Personal Care Services                                    82       4    1312
Living Skills Training                                     6       4      96
Case Management                                            3       4      48
Nursing Services (RN)                                      1       4      16
Intermediate                               H0018 TF                            By Report
Individual Counseling                                      1       4      16
Group Counseling                                           3       4      48
Personal Care Services - Extended                         56       4     896
Living Skills Training                                     5       2      40
Case Management                                            2       4      32
Nursing Services (RN)                                   0.25       4       4
Basic                                      H0018                               By Report
Group Counseling                                           2       4      32
Personal Care Services                                    35       4     560
Living Skills Training                                     5       2      40
Case Management                                            1       4      16
Nursing Services (RN)                                   0.25       4       4
Behavioral Health Long-Term Residential
Services (Non-medical, non-acute),
without room and board (Level III)         H0019                               $   66.92/1/
Personal Care Services                                    28       4     448
Living Skills Training                                     5       2      40
Case Management                                          0.5       4       8
Nursing Services (LPN)                                  0.25       4       4

----------
/1/  Increased by 5%

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                  SERVICE AUTHORIZATION MATRIX WITH ATTACHMENTS
--------------------------------------------------------------------------------
       Effective Date: October 1, 2003    Revised: January, 2003
--------------------------------------------------------------------------------

                              MATRIX ATTACHMENT II
            LEVEL II AND III ADULT RESIDENTIAL RATES FOR GSA-3 AND 5
                      Per Diem Rates with Minimum Services
                               (Revised 11-25-03)

--------------------------------------------------------------------------------
Behavioral Health Short-Term Residential (Level II ), without room and board
--------------------------------------------------------------------------------
 Service Level:    Service Code:      Rate:           Expected Services:
--------------------------------------------------------------------------------
Complex           H0018 TG         By Report  A minimum of 29 units from either
                                              Category A or B codes, with a
                                              minimum of 4 units from Category A
--------------------------------------------------------------------------------
Intermediate      H0018 TF         By Report  A minimum of 10 units from
                                              Category B codes OR a minimum of
                                              6 units from Category B combined
                                              with 1 unit from Category A
--------------------------------------------------------------------------------
Basic             H0018            By Report  A minimum of 6 units from Category
                                              B or 1 unit from Category A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CATEGORY A:                            CATEGORY B:
--------------------------------------------------------------------------------
Nursing Services                       Group Counseling
--------------------------------------------------------------------------------
Individual Counseling                  Health Promotion Services
--------------------------------------------------------------------------------
Family Counseling                      Living Skills Training*
--------------------------------------------------------------------------------
Screening Services                     Pre-Job Training Education & Development*
--------------------------------------------------------------------------------
Assessment                             Job-Coaching
--------------------------------------------------------------------------------
Case Management Services               Personal Care Services
--------------------------------------------------------------------------------
Family Support Services                Self Help/Peer Services
--------------------------------------------------------------------------------
Interpreter Services                   Methadone Administration (Take Home)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    and Non-emergency Transportation Services
--------------------------------------------------------------------------------
*Each 15 minute unit of these services can be counted as 2 units when calculating the minimums in Category B.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Behavioral Health Long-Term Residential Services (Non-medical, non-acute), without room and board (Level III)
--------------------------------------------------------------------------------
                  Service Code:      Rate:              Expected Services:
--------------------------------------------------------------------------------
One Level only    H0019            $   17.85/2/   A minimum of 1-2 units from
                                                  Category A or Category B
--------------------------------------------------------------------------------

----------
/2/  Increased by 5%

--------------------------------------------------------------------------------
[Letterhead of cpsa]
Community Partnership of Southern Arizona
Regional Behavioral Health Authority
--------------------------------------------------------------------------------
                  SERVICE AUTHORIZATION MATRIX WITH ATTACHMENTS
--------------------------------------------------------------------------------
       Effective Date: October 1, 2003    Revised: January, 2003
--------------------------------------------------------------------------------

        GUIDELINES FOR ADULTS IN RESIDENTIAL TREATMENT WITH A CHILD (REN)

When an adult member has one or more of his/her child/children residing in a Level II facility with him/her, the per diem rates are increased as follows:

1. An additional $9.50 for each child/children when the adult member's per diem rate is at the Complex level of service.

2. An additional $9.00 each for the first two child/children when the adult member's per diem rate is at the Intermediate level of service and an additional $5.00 for the third child.

3. An additional $5.00 for each child/children when the adult member's per diem rate is at the Basic level of service.

In addition to the increased rate for the adult member due to the expected increase(s) in services when he/she has his/her child or children residing with him/her, the room and board rate also increases for each child/children where the child/children is actually residing in the Level II facility with the parent.

In order to accurately encounter the room and board service please note the following:

1.   For an Adult without a child, the rate is $45.00 per day.

2. For an Adult with one child residing in the facility, the rate is $90.00 per day.

3. For an Adult with two children residing in the facility, the rate is $135.00 per day.

4. For an Adult with three children residing in the facility, the rate is $180.00 per day.